UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R. T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Reports to Stockholders are filed herewith.

Goldman
Sachs Variable Insurance Trust

Goldman Sachs Core Fixed Income Fund
Goldman Sachs Equity Index Fund
Goldman Sachs Government Income Fund
Goldman Sachs Growth Opportunities Fund

Semi-Annual Report
June 30, 2011

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Funds are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider a Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about a Fund.

The Goldman Sachs Core Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities and asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in its price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid.

The Goldman Sachs Equity Index Fund attempts to replicate the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund’s performance may vary substantially from the performance of the benchmark it tracks (S&P 500 Index) as a result of share purchases and redemptions, transaction costs, expenses and other factors.

The Goldman Sachs Government Income Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

The Goldman Sachs Growth Opportunities Fund invests in U.S. equity investments with a primary focus on mid-cap companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund may invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments.

MARKET REVIEW

Goldman Sachs Variable Insurance Trust Funds

Market Review

Despite significant volatility, the U.S. financial markets recorded gains during the six months ended June 30, 2011 (the “Reporting Period”).

Equity Markets

U.S. equities continued their positive momentum from 2010 during the Reporting Period. Most of the gains, however, were generated during the first quarter of 2011, as improving trends in labor, housing, manufacturing and consumer confidence pointed to a continuation in the economic recovery. A positive trajectory in corporate earnings and cash flows and strong merger and acquisition activity further supported U.S. equity market performance. Indeed, despite great exogenous shocks as a result of Middle East and North African turmoil, a series of disasters in Japan, political debate over collective bargaining rights in Wisconsin and the possible repeal of health care reform in Washington D.C., the U.S. equity markets rewarded investors with solid returns during the first quarter of 2011.

The broad U.S. equity markets experienced a much more volatile second quarter, rising to a three-year high in April before losing most of their early 2011 gains by mid-June and then recovering somewhat during the very last week of the Reporting Period. In early April, commodity prices declined and expectations ran high for strong corporate profit growth. However, while home construction rose modestly in May, housing and employment remained key weak spots in the U.S. economy. In addition, concerns about Greece’s debt crisis re-surfaced, the U.S. Congress wrangled over the U.S. debt ceiling, the Federal Reserve Board’s (the Fed’s) quantitative easing program was scheduled to expire on June 30, 2011, the impact of Japan’s natural and nuclear disasters worked its way through the global supply chain and deadly storms cut a wide swath of destruction across the midwestern and southern United States. In turn, the U.S. stock market lost ground. Toward the end of June, U.S. equities recovered from their May to mid-June decline on the heels of better than expected U.S. manufacturing activity, improved automobile sales and a short-term resolution of the sovereign debt crisis in Greece.

Despite this volatility, all sectors in the Standard &Poor’s® 500 Index (“S&P 500 Index”) posted gains during the Reporting Period, with the exception of financials, which posted a negative return. Health care and energy led the way. Energy was, not surprisingly, impacted by the price of Brent crude oil, which peaked at more than $126 per barrel in April on supply disruption fears in North Africa and the Middle East before falling in June on weaker U.S. economic data and concerns about the pace of growth in China’s economy. Still, Brent crude oil prices ended the Reporting Period at more than $112 per barrel.

While all capitalization segments of the U.S. equity market advanced during the Reporting Period, mid-cap stocks, as measured by the Russell Midcap® Index, performed best, followed by large-cap and then small-cap stocks, as measured by the Russell 1000® Index and the Russell 2000® Index, respectively, which performed nearly in line with each other. Large-cap stocks were least successful relative to small-cap stocks in the information technology sector. Growth-oriented stocks outpaced value-oriented stocks across the capitalization spectrum.

Fixed Income Markets

The U.S. fixed income market, as represented by the Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital Index”), returned 2.72% during the Reporting Period.

MARKET REVIEW

For the second consecutive year, U.S. economic growth hit a soft patch after starting strongly. In turn, U.S. government yields increased early in the Reporting Period, but reversed direction on doubts about the economic outlook and on a flight to quality in response to global events. By the end of the Reporting Period, many of these economic and systemic concerns began to ease, and U.S. government yields seemed poised to resume a rising trend.

During the first quarter of 2011, U.S. economic data, with the exception of the housing and labor markets, remained relatively strong. However, risks to the global economy proliferated. Political unrest emerged in Tunisia, followed by Egypt and the broader Middle East and North African region. Oil prices peaked around $126 per barrel on concerns about potential supply disruptions. In March, Japan was struck by the Tohoku earthquake and tsunami, leading to a nuclear emergency at the Fukushima Daiichi plant. In Europe, as policymakers struggled to avert restructures, Ireland and Portugal joined Greece as recipients of European Union bailouts. In April, the European Central Bank delivered its first interest-rate hike since the financial crisis in response to escalating inflation pressures.

These factors combined to halt the rising trend, which had persisted since late 2010, in the government bond yields of major developed nations. In mid-February 2011, the yield on the 10-year U.S. Treasury note peaked at 3.75% and then started to decline as risks to economic growth increased. Japan’s disasters added to the downward pressure on yields, and together with Europe’s escalating sovereign debt crisis, drove a steady flight to quality from April through June. U.S. Treasury security yields declined, and investors sold riskier assets, including high-grade corporate debt.

Investors generally remained defensive during the second quarter, but the economic data had begun to shift. Oil prices started to moderate in April, helped in June by the International Energy Agency’s (“IEA”) agreement to release global strategic reserves. Japanese industrial output improved substantially toward the end of the Reporting Period, and the subsequent boost in U.S. manufacturing figures suggested that Japan’s recovery, even at these early stages, was repairing significant gaps in the global supply chain. These positive signals caused 10-year U.S. Treasury yields to rise near the end of June, closing the Reporting Period at 3.16% — still below 3.29% where they stood at the beginning of 2011. Risk premiums subsided on U.S. corporate bond indexes, in line with a fledgling rally in U.S. equities.

Alongside these modest improvements, there remained widespread risks to market confidence at the end of the Reporting Period. U.S. labor markets had yet to show any consistent strength, and Eurozone policymakers were still working toward a detailed resolution to the peripheral European nations’ severe debt and fiscal problems. Moreover, fiscal pressures were mounting in the U.S., where lawmakers continued to disagree on terms for raising the country’s debt ceiling ahead of an August 2, 2011 payment deadline.

Looking Ahead

Equity Markets

During the remainder of 2011, we believe the most significant factor for the U.S. equity markets will be fallout from the completion of the Fed’s second round of quantitative easing, referred to as QE2. We believe the program has created a fertile environment for forward-looking stock pickers as the momentum rally ends and companies begin to trade more in line with underlying fundamentals. In our view, the Fed’s actions have led to rising commodity costs, and we believe certain companies will be challenged to maintain cost structure without

MARKET REVIEW

sacrificing revenue growth. We believe companies with strong brands and pricing power will be able to pass along inflationary pressures and maintain margins throughout the recovery. Specifically, we believe our portfolios are well positioned due to our focus on identifying the companies that can provide a differentiated product or service and those that benefit from secular tailwinds, which we believe will enable these types of companies to sustain growth without sacrificing price.

Fixed Income Markets

In our opinion, economic growth is likely to rebound later in 2011 as economic headwinds reverse. Oil prices have moderated, and global manufacturing seems poised to rebound as Japan’s suppliers come back on line. However, we think the policy outlook in the U.S. has changed significantly compared to 2010. Deflation no longer appears to be the risk it was, making it difficult for policymakers to justify additional monetary stimulus. Additional fiscal stimulus also seems unlikely considering the deterioration in the U.S. government’s balance sheet and the growing emphasis on spending cuts in budget debates. While the Fed has the flexibility to maintain its accommodative monetary policy and indeed we do not expect it to raise rates until well into 2012, we believe fiscal policy is likely to start tightening during the second half of 2011.

Overall, we believe that resilient underlying economic growth will favor riskier fixed income assets over U.S. government bonds as 2011 progresses. However, the uncertain economic environment has prompted us to trim our 2011 U.S. Gross Domestic Product (“GDP”) forecast to 3.0%, which is still above consensus. Our 2012 GDP forecast remains at 3.0%. We have substantially increased our forecasts for U.S. headline inflation (which includes volatile food and energy cost), given stronger price pressures and the relatively consistent rise in the core inflation rate (which excludes volatile food and energy costs) since late 2010. We now expect headline inflation to accelerate to 3.0% in 2011 and then subside to 2.2% in 2012, which is roughly in line with the consensus.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Investment Management Team discusses the performance of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Core Fixed Income Fund (the “Fund”) and positioning for the six-month period ended June 30, 2011 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated a cumulative total return of 2.65%. This return compares to the 2.72% cumulative total return of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index* (the “Barclays Capital Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s duration and U.S. yield curve positioning relative to the Barclays Capital Index detracted from relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

Both our top-down and bottom-up strategies contributed positively to the Fund’s relative results during the Reporting Period. Within our top-down strategies, our cross-sector strategy enhanced performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Barclays Capital Index. Bottom-up individual issue selection among investment grade corporate bonds and collateralized securities also contributed positively to the Fund’s relative returns during the Reporting Period.

Which fixed income market sectors most significantly affected Fund performance?

The Fund’s overweighted exposure to corporate bonds compared to the Barclays Capital Index added to relative returns, as credit fundamentals within the sector remained strong and continued to improve during the Reporting Period. Also contributing to results was individual issue selection within the corporate bond sector, especially the Fund’s bias toward lower quality investment grade credits. In addition, issue selection within the collateralized sector, particularly among agency mortgage-backed securities (“MBS”), non-agency adjustable-rate mortgages (“ARMs”) and commercial mortgage-backed securities (“CMBS”), contributed to relative performance.

The Fund’s allocation to non-agency residential mortgage-backed securities (“RMBS”) detracted from relative results. These issues declined in sympathy with a broad risk reduction in the global financial markets as well as seasonal weakness in U.S. housing fundamentals.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

Tactical management of the Fund’s duration and yield curve positioning detracted from relative returns for the Reporting Period as a whole. In January and early February, the Fund had a shorter duration position than that of the Barclays Capital Index, which contributed positively to performance. By the end of February, we had shifted the Fund to a longer duration position in the two-, seven- and 30-year portions of the U.S. yield curve. The Fund maintained a short duration position in the 10-year part of the yield curve. In March, we tactically shifted the Fund to a neutral duration position relative to the Barclays Capital Index, before moving back to a long duration position in April in response to concerns about inflation. As worries of inflation appeared to subside, we reinstated the Fund’s short duration position compared to the Barclays Capital Index at the end of April, as we believed the Fed was not planning to raise interest rates near term. We maintained the Fund’s duration shorter than the Barclays Capital Index through June. However, the Fund’s duration and yield curve positioning hurt performance during the second quarter as yields fell in response to global economic growth worries, rising oil prices resulting from the political upheaval across the Middle East and North Africa and concerns that Japan’s devastating earthquake and tsunami would disrupt the global supply chain. The yield on the 10-year U.S. Treasury note ended the Reporting Period at 3.16%, down from 3.29% at the beginning of 2011.

*	The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers Aggregate Bond Index) represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted during the Reporting Period, the Fund engaged in forward foreign currency exchange contracts to hedge currency exposure; Treasury futures to hedge interest rate exposure and facilitate specific duration and yield curve strategies; and Eurodollar futures to express the Team’s views on the direction of interest rates and facilitate specific duration and yield curve strategies. Eurodollar futures are contracts whose underlying assets are linked to time deposits denominated in U.S. dollars at banks outside the United States.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

As mentioned earlier, based on our view of interest rates, we tactically shifted the Fund’s duration position as market conditions changed during the Reporting Period. In addition, we increased the Fund’s position in RMBS, favoring Alt-A mortgages, which are mortgages that fall between prime and subprime in terms of the credit quality of the underlying borrowers, and option ARMs, which give borrowers payment options. We added to the Fund’s overweight to covered bonds (i.e., debt securities backed by cash flows from mortgages and public sector loans) and AAA and AA rated collateralized loan obligations. Toward the end of the Reporting Period, we increased the Fund’s underweighted position in government securities. We shifted the Fund to an underweighted allocation to investment grade corporate debt but maintained its bias toward lower quality investment grade credits.

How was the Fund positioned relative to the Barclays Capital Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund held a shorter duration position than the Barclays Capital Index. The Fund was underweight government securities and investment grade corporate bonds compared to the Barclays Capital Index. It was overweight taxable municipal securities issued through the Build America Bonds (“BAB”) program. The BAB program provided federal subsidies for taxable bonds issued by state and local governments. Relative to the Barclays Capital Index, the Fund was also overweight at the end of Reporting Period in asset-backed securities, particularly FFELP (“Federal Family Education Loan Program”) student loans, non-agency MBS and covered bonds. The Fund also had exposure to high yield corporate bonds and emerging markets debt, both of which are not represented in the Barclays Capital Index, at the end of the Reporting Period.

FUND BASICS

Core Fixed Income Fund
as of June 30, 2011

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[1]

For the period ended 6/30/2011	One Year	Five Year	Since Inception	Inception Date

Service	4.24%	5.30%	4.64%	1/09/06

[1]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”).

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS[2]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Service	0.69%	0.83%

[2]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. The expense ratios set forth above may differ from the expense ratios disclosed in the Financial Highlights in this report.

FUND BASICS

FUND COMPOSITION[3]

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent investments in investment companies other than those that are exchange traded. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

[5]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.

[6]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.

Portfolio Management Discussion and Analysis

Below, SSgA Funds Management, Inc. (“SSgA”), the Fund’s Subadvisor, discusses the performance of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Equity Index Fund (the “Fund”) and positioning for the six-month period ended June 30, 2011 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated a cumulative total return of 5.92%. This return compares to the 6.02% cumulative total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index* (with dividends reinvested) (the “S&P 500 Index”), during the same time period.

During the Reporting Period, which sectors and which industries in the S&P 500 Index were the strongest contributors to the Fund’s performance?

Nine of the ten sectors in the S&P 500 Index advanced during the Reporting Period. On the basis of impact (which takes both total returns and weightings into account), the sectors that made the strongest positive contributions to the S&P 500 Index — and to the Fund — were health care, energy and industrials. The industries with the strongest performance on the basis of impact were oil, gas and consumable fuels; pharmaceuticals; media; information technology services; and health care providers and services.

Which sectors and industries in the S&P 500 Index were the weakest contributors to the Fund’s performance?

During the Reporting Period, financials was the only sector to post a negative total return in the S&P 500 Index. The financials sector was also the weakest performer in the S&P Index on the basis of impact, followed by materials and telecommunications services. The industries with the weakest performance on the basis of impact were diversified financial services, capital markets, internet software and services, commercial banks and communications equipment.

Which individual stocks were the top performers, and which were the greatest detractors?

The largest sector by weighting in the S&P 500 Index at the end of the Reporting Period was information technology at a weighting of 17.79%, and it provided one of the Reporting Period’s top performers and two of its top detractors. The stocks that made the strongest positive contribution on the basis of impact were Exxon Mobil, IBM, Pfizer, Chevron and United Health Group. The weakest performers were Cisco Systems, Bank of America, Google, Goldman Sachs Group and Citigroup.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of equity index futures.

What changes were made to the makeup of the S&P 500 Index during the Reporting Period?

Fourteen stocks were removed from the S&P 500 Index during the Reporting Period. They were RadioShack, Prologis, Massey Energy, Novell, Genzyme, Qwest Communications International, Campbell Soup, NYSE Euronext, Regions Financial, Sara Lee, McAfee, Allegheny Energy, QLogic and Meredith.

There were also fourteen additions to the S&P 500 Index during the Reporting Period. They were Marathon Petroleum, AMB Property, Alpha Natural Resources, Chipotle Mexican Grill, BlackRock, Edwards Lifesciences, Apache, Emerson Electric, Union Pacific, Visa, Covidien, Joy Global, Noble and Motorola Mobility Holdings.

*	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

FUND BASICS

Equity Index Fund
as of June 30, 2011

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[1]

For the period ended 6/30/11	One Year	Five Year	Since Inception	Inception Date

Service	30.30%	2.74%	2.41%	1/09/06

[1]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”).

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS[2]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Service	0.48%	0.71%

[2]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. The expense ratios set forth above may differ from the expense ratios disclosed in the Financial Highlights in this report.

TOP 10 HOLDINGS AS OF 6/30/11[3]

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	3.3%	Energy
Apple, Inc.	2.6	Technology Hardware & Equipment
International Business Machines Corp.	1.7	Software & Services
Chevron Corp.	1.7	Energy
General Electric Co.	1.7	Capital Goods
Microsoft Corp.	1.6	Software & Services
AT&T, Inc.	1.5	Telecommunication Services
Johnson & Johnson	1.5	Pharmaceuticals, Biotechnology & Life Sciences
The Procter & Gamble Co.	1.5	Household & Personal Products
Pfizer, Inc.	1.4	Pharmaceuticals, Biotechnology & Life Sciences

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[4]

As of June 30, 2011

[4]	The Fund’s composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent investments in investment companies other than those that are exchange traded. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with safety of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Investment Management Team discusses the performance of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Government Income Fund (the “Fund”) and positioning for the six-month period ended June 30, 2011 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated a cumulative total return of 1.82%. This return compares to the 2.47% cumulative total return of the Fund’s benchmark, the Barclays Capital Government/Mortgage Index* (the “Barclays Capital Index”) during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s duration and yield curve positioning detracted from relative performance during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

Our top-down and bottom-up strategies enhanced relative performance. Within our top-down strategies, our cross-sector strategy contributed positively. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Barclays Capital Index. Bottom-up individual issue selection among government and agency securities also added to the Fund’s results during the Reporting Period.

Which fixed income market sectors contributed the most to Fund performance?

The Fund’s exposure to agency mortgage-backed securities (“MBS”) added to relative returns, especially in March, as demand for high-quality spread product increased. (Spread product refers to securities that typically carry interest rates higher than Treasuries because of their greater inherent risk.) Also contributing to the Fund’s performance was its exposure to asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”). In addition, issue selection among government and agency securities, specifically Treasury Inflation-Protected Securities (“TIPS”), enhanced the Fund’s results versus the Barclays Capital Index.

What sectors detracted from the Fund’s performance?

The Fund’s allocation to non-agency MBS, which are not represented in the Barclays Capital Index, detracted from relative performance. These issues declined amid broad risk reduction in the global financial markets and in response to seasonal weakness in U.S. housing fundamentals.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

Tactical management of the Fund’s duration and yield curve positioning detracted from relative returns for the Reporting Period as a whole. In January and early February, the Fund had a shorter duration position than that of the Barclays Capital Index, which contributed positively to performance. By the end of February, we had shifted the Fund to a longer duration position in the two-, seven- and 30-year portions of the U.S. yield curve. The Fund maintained a short-duration position in the 10-year part of the yield curve. In March, we tactically shifted the Fund to a neutral duration position relative to the Barclays Capital Index, before moving back to a long duration position in April in response to concerns about inflation. As worries of inflation appeared to subside, we reinstated the Fund’s short duration position compared to the Barclays Capital Index at the end of April, as we believed the Fed was not planning to raise interest rates near term. We maintained the Fund’s duration shorter than the Barclays Capital Index through June. However, the Fund’s duration and yield curve positioning hurt performance during the second quarter as yields fell in response to global economic growth worries, rising oil prices resulting from the political upheaval across the Middle East and North Africa and concerns that Japan’s devastating earthquake and tsunami would disrupt the global supply chain. The yield on the 10-year U.S. Treasury note ended the Reporting Period at 3.16%, down from 3.29% at the beginning of 2011.

*	The Barclays Capital Government/Mortgage Index (formerly the Lehman Brothers Government/Mortgage Index), an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted during the Reporting Period, the Fund engaged in Treasury futures to hedge interest rate exposure and facilitate specific duration and yield curve strategies.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

As mentioned earlier, based on our view of interest rates, we tactically shifted the Fund’s duration position as market conditions changed during the Reporting Period. In addition, we reduced the Fund’s underweight in government securities and increased its overweight in quasi-government securities. We reduced the Fund’s exposure to residential mortgage-backed securities (“RMBS”), moving to a more neutral stance relative to the Barclays Capital Index. Over the course of the Reporting Period, we shifted the Fund from an overweight to an underweight in premium mortgage pass-throughs. In our opinion, their high prices did not reflect the impact of market technicals resulting from the Treasury selloff or the prepayment risks that could arise from potential mortgage servicing reforms or other housing initiatives. Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.

How was the Fund positioned relative to the Barclays Capital Index at the end of the Reporting Period?

The Fund held a shorter duration position than the Barclays Capital Index at the end of the Reporting Period. Relative to the Barclays Capital Index, the Fund was underweight government securities and mortgage pass-throughs. It was overweight quasi-government securities and agency adjustable-rate mortgages (“ARMs”). We continued to find value in agency multi-family securities, which offer high credit quality, stable cash flows, prepayment protections and some yield premium over single family fixed-rate MBS. At the end of the Reporting Period, the Fund had modest exposure to ABS and non-agency mortgages, both of which are not represented in the Barclays Capital Index. We maintained the Fund’s position in non-agency mortgages because of the New York Federal Reserve’s pause in the liquidation of its Maiden Lane II portfolio, established to facilitate transactions related to its takeover of select assets of American International Group (AIG). We believe the pause could ease the supply burden on the market. We also view the settlement reached between Bank of America and a group of large investors as a positive step for the residential mortgage sector. In our opinion, loss-adjusted yields across the non-agency sector compared favorably with other high-volatility asset classes. Moreover, recent S&P/Case-Shiller Home Price Index data supported our view at the end of the Reporting Period that home prices could rise during the summer of 2011.

FUND BASICS

Government Income Fund
as of June 30, 2011

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[1]

For the period ended 6/30/11	One Year	Five Year	Since Inception	Inception Date

Service	2.24%	5.67%	5.07%	1/09/06

[1]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”).

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS[2]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Service	0.85%	1.12%

[2]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. The expense ratios set forth above may differ from the expense ratios disclosed in the Financial Highlights in this report.

FUND BASICS

FUND COMPOSITION[3]

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent investments in investment companies other than those that are exchange traded. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

[5]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and are backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

[6]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Management Team discusses the performance of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Growth Opportunities Fund (the “Fund”) and positioning for the six-month period ended June 30, 2011 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated a cumulative total return of 4.17%. This return compares to the 9.59% cumulative total return of the Fund’s benchmark, the Russell Midcap® Growth Index* (with dividends reinvested) (the “Russell Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s underperformance relative to the Russell Index was largely the result of security selection.

Which equity market sectors most significantly affected Fund performance?

Our bottom-up approach focuses on security selection, and as a result, we do not make active sector-level investment decisions. That said, on a sector level, security selection in the consumer discretionary, consumer staples and financials sectors hampered Fund performance. Also detracting was an overweighted position in the information technology sector, which lagged the Russell Index. An underweighted position in the utilities sector, which outperformed in the Russell Index, further dampened results.

Stock picks in the industrials and information technology sectors added to the Fund’s relative results. An underweighted position in the industrials sector, which underperformed the Russell Index, was also advantageous.

Which individual stocks detracted significantly from the Fund’s performance during the Reporting Period?

Office supply retailer Staples, which posted a second straight quarter of disappointing results, detracted from the Fund’s relative performance during the Reporting Period. The company reported earnings below consensus estimates and lowered guidance for 2011. According to Staples’ management, the company has been experiencing pressure on its profit margins, an issue that we consider transitory. Because Staples is aggressively cutting prices for some of its products in the U.S., we believe the company may be able to gain market share. In our opinion, management’s recent actions may pressure competitors to lower prices, which is likely to have a negative impact on companies with limited margin flexibility. We believe Staples may be in a position to gain additional market share if competitors are weakened and the industry becomes more consolidated. Although Staples’ share price was under pressure during the Reporting Period, we believe the company is dealing with macroeconomic headwinds that are cyclical in nature and not evidence of structural issues associated with the company’s business model. In addition to Staples’ retail locations, the company has a significant online business and is one of the largest online retailers in North America.

Another top detractor during the Reporting Period was Lamar, an outdoor advertising company. Lamar’s shares declined after it reported disappointing revenue growth for its fiscal first quarter. In our view, outdoor advertising is a growing segment of the media industry. We expect Lamar to benefit from this trend as the company converts its billboards from static to digital formats to generate more revenue from its existing locations and to attract more advertisers to the medium.

A position in Northern Trust hampered the Fund’s relative returns during the Reporting Period. Its share price fell after the company reported disappointing fiscal fourth quarter earnings, pressured by persistently low interest rates. The company’s private wealth and institutional custody businesses, however, helped offset weakness in the parts of its business that have been negatively affected by macro-economic factors. Northern Trust remains focused on expanding in its core markets, and given the company’s solid balance sheet and cash holdings, we believe management is likely to begin redeploying capital through stock buybacks and dividend increases.

*	The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

What were some of the Fund’s best-performing individual stocks?

Iron Mountain, a leader in records management, data storage and online backup, contributed to the Fund’s relative performance during the Reporting Period. Its shares appreciated after management announced a strategic plan for enhancing shareholder value. While we continue to believe that Iron Mountain holds dominant market share position and advantages of scale, we think the gap between the stock price and the economic value of Iron Mountain’s business has closed. We took advantage of the increase in its share price during the Reporting Period to exit the Fund’s position.

Xilinx, a semiconductor chip company that is a leader in programmable logic devices (“PLDs”), was another top contributor during the Reporting Period. Its shares were up after the company reported strong revenue growth and management issued a positive outlook. The PLD industry is a duopoly structure — that is, it is generally dominated by two companies — with high barriers to entry. In our opinion, Xilinx is likely to benefit as PLDs take market share from application-specific integrated circuits (“ASICs”), an alternative semiconductor chip. We believe the market for PLDs will continue to expand because they offer significant benefits over ASICs, including lower development costs, shorter development time and upgradability.

Sallie Mae, a student loan originator and servicer, enhanced the Fund’s relative performance during the Reporting Period. The company reported strong quarterly earnings driven by higher interest and fee income as well as a lower loan loss provision. In addition, the company improved its profit margins amid positive credit trends. During the Reporting Period, Sallie Mae also completed an unsecured debt deal, which we expect to improve its liquidity position. In our opinion, Sallie Mae has strong businesses that are underappreciated by the equity market. We think the company has the potential to grow earnings significantly as the credit market continues to normalize.

Did the Fund make any significant purchases or sales during the Reporting Period?

During the Reporting Period, we added Pioneer National Resources to the Fund. In our view, this independent oil and gas exploration and production company has attractive assets in the Permian and Eagleford Basins. Although the Permian Basin is older than other North American oil fields, it has had limited exposure to newer, unconventional drilling technologies, which we believe can unlock value in this geography.

The Fund also purchased Urban Outfitters during the Reporting Period. The specialty retailer operates numerous successful brands including Urban Outfitters, Anthropologie, Free People and Terrain. It has been rapidly expanding its retail store base and has been successful at introducing brands to the global marketplace. In our opinion, its management has a history of strong execution, demonstrating disciplined capital allocation and producing consistent sales growth over a multi-year period.

The Fund eliminated its position in Iron Mountain during the Reporting Period. As mentioned above, we continue to believe the company holds dominant market share position and advantages of scale. However, we think the gap between the stock price and the economic value of Iron Mountain’s business has closed. We took advantage of the increase in its share price during the Reporting Period to exit the Fund’s position.

The Fund also eliminated its position in People’s United Financial. Our original investment thesis was that People’s United Financial, a well-capitalized bank, would have the opportunity to purchase other banks at depressed prices. Although it made several small acquisitions, we believe the window of greatest opportunity has closed. Therefore, we decided to sell the position.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

There were no notable changes in the Fund’s weightings during the Reporting Period.

How did the Fund use derivatives and similar instruments during the Reporting Period?

The Fund does not use derivatives within its investment process.

How was the Fund positioned relative to the Russell Index at the end of the Reporting Period?

As mentioned, the Fund’s sector positioning relative to the Russell Index is the result of our stock selection, as we take a pure bottom-up, research-intensive approach to investing. From that perspective, then, at the end of the Reporting Period, the Fund’s portfolio was broadly diversified with overweighted positions compared to the Russell Index in the information technology, financials, telecommunication services, energy and consumer discretionary sectors. The Fund had smaller weightings relative to the Russell Index in the materials, health care, industrials, consumer staples and utilities sectors at the end of the Reporting Period.

FUND BASICS

Growth Opportunities Fund
as of June 30, 2011

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[1]

For the period ended 6/30/11	One Year	Five Year	Since Inception	Inception Date

Service	30.84%	8.38%	6.71%	1/09/06

[1]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”).

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS[2]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Service	1.15%	1.43%

[2]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. The expense ratios set forth above may differ from the expense ratios disclosed in the Financial Highlights in this report.

TOP 10 HOLDINGS AS OF 6/30/11[3]

Holding	% of Net Assets	Line of Business

Global Payments, Inc.	2.6%	Software & Services
Xilinx, Inc.	2.5	Semiconductors & Semiconductor Equipment
Cameron International Corp.	2.3	Energy
Kennametal, Inc.	2.2	Capital Goods
SBA Communications Corp. Class A	2.2	Telecommunication Services
PetSmart, Inc.	2.2	Retailing
Phillips-Van Heusen Corp.	2.2	Consumer Durables & Apparel
Bed Bath & Beyond, Inc.	2.1	Retailing
IntercontinentalExchange, Inc.	2.1	Diversified Financials
Coinstar, Inc.	2.0	Consumer Services

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS[4]

As of June 30, 2011

[4]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent investments in investment companies other than those that are exchange traded. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments
June 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – 22.0%
Banks – 6.4%
Abbey National Treasury Services PLC
$175,000	2.875%	04/25/14	$175,154
100,000	4.000	04/27/16	98,887
Bank of America Corp.
425,000	3.625	03/17/16	425,317
200,000	5.750	12/01/17	212,569
375,000	5.625	07/01/20	384,766
BBVA Bancomer SA(a)
425,000	7.250	04/22/20	446,371
Capital One Bank NA
300,000	8.800	07/15/19	368,482
CBA Capital Trust II(a)(b)(c)
325,000	6.024	03/29/49	320,255
Citigroup Capital XXI(b)(c)
383,000	8.300	12/21/57	390,660
Citigroup, Inc.
225,000	6.375	08/12/14	249,589
600,000	5.000	09/15/14	629,610
155,000	6.125	11/21/17	171,042
165,000	5.375	08/09/20	172,691
Fifth Third Bancorp
150,000	3.625	01/25/16	151,371
HSBC Bank NA
275,000	4.875	08/24/20	272,323
ING Bank NV(a)
325,000	2.375	06/09/14	323,494
JPMorgan Chase Capital XXV Series Y
275,000	6.800	10/01/37	274,026
Merrill Lynch & Co., Inc.
325,000	6.400	08/28/17	357,771
Morgan Stanley & Co.
275,000	5.750	08/31/12	289,471
400,000	5.950	12/28/17	424,099
300,000	6.625	04/01/18	329,263
PNC Bank NA
225,000	6.875	04/01/18	259,923
Regions Financial Corp.
325,000	5.750	06/15/15	319,313
Resona Bank Ltd.(a)(b)(c)
650,000	5.850	09/29/49	648,676
Santander Holdings USA, Inc.
165,000	4.625	04/19/16	165,118
SunTrust Banks, Inc.(b)
225,000	3.600	04/15/16	227,888
The Bear Stearns Companies, LLC
500,000	7.250	02/01/18	592,959
The Royal Bank of Scotland Group PLC(a)
425,000	4.875	08/25/14	442,325
U.S. Bancorp
375,000	3.442	02/01/16	379,525
Union Bank NA
400,000	3.000	06/06/16	396,251
Wachovia Bank NA
300,000	6.600	01/15/38	331,511

			10,230,700

Captive Auto – 0.2%
FUEL Trust(a)
325,000	3.984	06/15/16	320,936

Chemicals – 0.4%
The Dow Chemical Co.
500,000	7.600	05/15/14	579,168

Diversified Manufacturing – 0.2%
Valmont Industries, Inc.
250,000	6.625	04/20/20	273,411

Electric – 0.9%
Arizona Public Service Co.
250,000	6.375	10/15/11	254,121
Ipalco Enterprises, Inc.(a)
400,000	5.000	05/01/18	396,000
PPL WEM Holdings PLC(a)(b)
350,000	5.375	05/01/21	360,944
Progress Energy, Inc.
350,000	7.000	10/30/31	405,810

			1,416,875

Energy – 2.8%
Anadarko Petroleum Corp.
375,000	6.375	09/15/17	429,438
BP Capital Markets PLC
225,000	3.200	03/11/16	228,662
500,000	4.500	10/01/20	510,290
Dolphin Energy Ltd.(a)
212,064	5.888	06/15/19	228,561
Gazprom OAO Via Gaz Capital SA
350,000	9.250	04/23/19	435,313
Nexen, Inc.
120,000	6.400	05/15/37	119,243
200,000	7.500	07/30/39	223,973
Noble Energy, Inc.
250,000	6.000	03/01/41	256,364
Pemex Project Funding Master Trust
330,000	6.625	06/15/35	345,675
Petrobras International Finance Co.
170,000	5.375	01/27/21	174,461
PTTEP Canada International Finance Ltd.(a)
240,000	5.692	04/05/21	239,208
Ras Laffan Liquefied Natural Gas Co. Ltd. III(a)
250,000	5.500	09/30/14	270,774
TNK-BP Finance SA
140,000	7.875	03/13/18	160,479
Transocean, Inc.
100,000	4.950	11/15/15	107,056
325,000	6.000	03/15/18	357,698
100,000	6.500	11/15/20	111,838
Weatherford International Ltd.
225,000	9.625	03/01/19	290,436

			4,489,469

Food & Beverage – 0.7%
Cargill, Inc.(a)
425,000	4.307	05/14/21	428,313

The accompanying notes are an integral part of these financial statements.          21

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
June 30, 2011 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Food & Beverage – (continued)

Kraft Foods, Inc.
	$275,000	6.125%		08/23/18	$314,260
	225,000	6.500		02/09/40	247,529

					990,102

Food & Drug Retail(b)(c) – 0.3%
CVS Caremark Corp.
	500,000	6.302		06/01/37	484,997

Healthcare – 0.4%
Boston Scientific Corp.
	525,000	4.500		01/15/15	553,012
Life Technologies Corp.
	150,000	6.000		03/01/20	162,539

					715,551

Life Insurance – 1.1%
Lincoln National Corp.
	300,000	4.850		06/24/21	299,337
MetLife Capital Trust X(a)(b)(c)
	300,000	9.250		04/08/38	366,000
Prudential Financial, Inc.
	575,000	3.875		01/14/15	599,478
The Northwestern Mutual Life Insurance Co.(a)
	425,000	6.063		03/30/40	447,943

					1,712,758

Media Cable – 0.3%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
	425,000	3.500		03/01/16	436,856

Media Non Cable(a) – 0.5%
NBCUniversal Media LLC
	175,000	2.875		04/01/16	175,137
	400,000	4.375		04/01/21	395,813
News America, Inc.
	375,000	6.150		02/15/41	377,112

					948,062

Metals and Mining(b) – 0.5%
Freeport-McMoRan Copper & Gold, Inc.
	418,000	8.375		04/01/17	456,142
Teck Resources Ltd.
	300,000	10.750		05/15/19	379,125

					835,267

Noncaptive-Financial – 1.6%
Capital One Capital III
	125,000	7.686		08/15/36	127,500
Capital One Capital IV(b)(c)
	350,000	6.745		02/17/37	353,500
Discover Bank
	250,000	8.700		11/18/19	301,031
General Electric Capital Corp.
	825,000	5.625		05/01/18	898,854
International Lease Finance Corp.
	375,000	5.750		05/15/16	369,375
SLM Corp.
AUD	150,000	6.000		05/10/12	158,909
	$325,000	6.250		01/25/16	339,707

					2,548,876

Pipelines – 1.4%
Boardwalk Pipelines LP
	550,000	5.875		11/15/16	613,103
El Paso Pipeline Partners Operating Co. LLC
	150,000	6.500		04/01/20	168,000
Energy Transfer Partners LP
	450,000	5.950		02/01/15	498,361
Enterprise Products Operating LLC
	175,000	5.000		03/01/15	190,390
Tennessee Gas Pipeline Co.
	150,000	8.000		02/01/16	180,897
	200,000	8.375		06/15/32	252,838
TransCanada Pipelines Ltd.(b)(c)
	325,000	6.350		05/15/67	325,000

					2,228,589

Property/Casualty Insurance – 0.9%
QBE Capital Funding III Ltd.(a)(b)(c)
	250,000	7.250		05/24/41	250,843
QBE Insurance Group Ltd.(a)
	225,000	9.750		03/14/14	261,775
Transatlantic Holdings, Inc.
	225,000	8.000		11/30/39	244,657
ZFS Finance USA Trust IV(a)(b)(c)
	675,000	5.875		05/09/32	681,386

					1,438,661

Real Estate Investment Trusts – 2.1%
Brandywine Operating Partnership LP(b)
	325,000	4.950		04/15/18	329,486
Developers Diversified Realty Corp.
	375,000	7.500		04/01/17	424,688
Duke Realty LP
	350,000	5.950		02/15/17	382,899
HCP, Inc.
	275,000	6.000		01/30/17	302,158
	250,000	5.375	(b)	02/01/21	256,711
Healthcare Realty Trust, Inc.
	350,000	5.750		01/15/21	357,502
Kilroy Realty LP
	275,000	5.000		11/03/15	287,290
ProLogis LP
	100,000	2.250		04/01/37	99,625
	175,000	1.875	(b)	11/15/37	172,375
Simon Property Group LP
	350,000	10.350		04/01/19	482,448
WEA Finance LLC(a)
	125,000	7.500		06/02/14	144,079

					3,239,261

22          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)

Retailers – 0.2%
Macy’s Retail Holdings, Inc.
$250,000	7.450%	07/15/17	$297,500

Tobacco – 0.1%
Altria Group, Inc.
175,000	9.700	11/10/18	230,059

Transportation – 0.3%
Transnet Ltd.(a)
400,000	4.500	02/10/16	412,835

Wirelines Telecommunications – 0.7%
AT&T, Inc.
625,000	2.950	05/15/16	632,449
Qwest Communications International, Inc.(b)
325,000	8.000	10/01/15	352,300
Qwest Corp.
150,000	8.375	05/01/16	176,219

			1,160,968

TOTAL CORPORATE OBLIGATIONS
(Cost $33,591,229)			$34,990,901

Mortgage-Backed Obligations – 58.3%
Adjustable Rate Non-Agency(c) – 2.9%
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
$27,716	2.475%	04/25/34	$24,346
Countrywide Alternative Loan Trust Series 2005-38, Class A1
270,220	1.778	09/25/35	170,292
Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-52, Class A1
104,902	2.831	02/19/34	93,677
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
20,515	3.067	11/20/34	17,163
Indymac Index Mortgage Loan Trust Series 2005-AR15, Class A1
484,042	4.970	09/25/35	408,254
Indymac Index Mortgage Loan Trust Series 2006-AR4, Class A1A
999,856	0.396	05/25/46	594,186
J.P. Morgan Mortgage Trust Series 2007-A1, Class 2A2
356,201	3.078	07/25/35	314,944
Lehman XS Trust Series 2005-7N, Class 1A1A
396,211	0.456	12/25/35	262,585
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
661,448	1.128	12/25/46	233,299
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
23,091	2.561	09/25/34	19,890
Structured Adjustable Rate Mortgage Loan Trust Series 2004-5, Class 3A1
50,158	2.542	05/25/34	44,412
Thornburg Mortgage Securities Trust Series 2006-4, Class A2B
1,335,079	0.314	07/25/36	1,332,748
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
28,750	2.577	06/25/34	27,142
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA2, Class 1A
618,842	0.978	03/25/47	392,135
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A3
812,249	3.149	07/25/36	640,281

			4,575,354

Collateralized Mortgage Obligations – 15.0%
Agency Multi-Family – 2.8%
FNMA
398,126	2.800	03/01/18	392,604
1,098,899	3.740	05/01/18	1,139,120
320,000	3.840	05/01/18	330,294
800,000	4.506	06/01/19	845,718
199,267	3.416	10/01/20	195,531
298,869	3.375	11/01/20	292,209
199,290	3.632	12/01/20	197,970
994,949	3.763	12/01/20	998,258
GNMA
193,941	3.950	07/15/25	200,263

			4,591,967

Covered Bonds(a) – 8.0%
Bank of Scotland PLC
300,000	5.250	02/21/17	320,781
Companhia de Financement Foncier
1,900,000	2.125	04/22/13	1,928,337
DnB NOR Boligkreditt
1,300,000	2.100	10/14/15	1,284,781
1,100,000	2.900	03/29/16	1,119,642
ING Bank NV
800,000	2.500	01/14/16	785,959
Nordea Eiendomskreditt AS
800,000	1.875	04/07/14	808,105
Sparebank 1 Boligkreditt AS
1,400,000	1.250	10/25/13	1,398,568
1,200,000	2.625	05/27/16	1,201,519
Stadshypotek AB
450,000	1.450	09/30/13	452,934
Swedbank Hypotek AB(c)
300,000	0.696	03/28/14	301,654
The Bank of Nova Scotia
2,000,000	1.450	07/26/13	2,022,960
The Canadian Imperial Bank of Commerce
500,000	2.000	02/04/13	509,386
400,000	2.750	01/27/16	409,260

			12,543,886

Interest Only(c)(d)(e) – 0.0%
FNMA REMIC Series 2004-71, Class DI
301,246	0.000	04/25/34	3,756

The accompanying notes are an integral part of these financial statements.          23

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
June 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)

Planned Amortization Class – 1.0%
FNMA REMIC Series 2003-92, Class PD
$1,590,707	4.500%	03/25/17	$1,626,873

Regular Floater(c) – 2.9%
Arkle Master Issuer PLC Series 2010-2A, Class 1A1(a)
800,000	1.661	05/17/60	800,517
Arran Residential Mortgages Funding PLC Series 2011-1A, Class A1B(a)
400,000	2.624	11/19/47	579,819
FHLMC REMIC Series 2005-3038, Class XA(d)
7,787	0.000	09/15/35	7,730
Fosse Master Issuer PLC Series 2011-1A, Class A2(a)
750,000	1.619	10/18/54	748,975
Holmes Master Issuer PLC Series 2010-1A, Class A2(a)
300,000	1.678	10/15/54	300,515
Permanent Master Issuer PLC Series 2011-1A, Class 1A3(a)
900,000	2.617	07/15/42	1,303,843
Silverstone Master Issuer PLC Series 2010-1A, Class A1(a)
800,000	1.674	01/21/55	799,998

			4,541,397

Sequential Fixed Rate – 0.3%
National Credit Union Administration Guaranteed Notes
500,000	3.000	06/12/19	494,250

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			23,802,129

Commercial Mortgage-Backed Securities – 5.6%
Adjustable Rate Non-Agency(c) – 0.8%
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A5
$1,200,000	5.860%	05/15/43	$1,316,851

Sequential Fixed Rate – 4.3%
CWCapital Cobalt Ltd. Series 2006-C1, Class A4
1,052,000	5.223	08/15/48	1,121,866
GE Capital Commercial Mortgage Corp. Series 2002-1A, Class A3
2,385,371	6.269	12/10/35	2,435,575
LB-UBS Commercial Mortgage Trust Series 2007-C1, Class A4
400,000	5.424	02/15/40	430,749
Morgan Stanley Dean Witter Capital I Series 2003-TOP9, Class A2
2,681,024	4.740	11/13/36	2,772,320

			6,760,510

Sequential Floating Rate(c) – 0.5%
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class A3
800,000	5.866	09/15/45	869,998

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			8,947,359

Federal Agencies – 34.8%
Adjustable Rate FHLMC(c) – 1.7%
$1,686,681	2.591%	09/01/35	$1,775,115
778,217	4.775	10/01/35	829,774

			2,604,889

Adjustable Rate FNMA(c) – 1.6%
590,073	2.077	05/01/33	614,351
848,364	2.457	05/01/35	888,626
1,002,245	2.786	09/01/35	1,058,982

			2,561,959

FHLMC – 2.9%
1,736	7.000	11/01/11	1,761
996	7.000	12/01/11	1,010
28,621	7.500	06/01/15	31,355
56,267	7.000	07/01/16	60,334
551,809	5.500	02/01/18	598,756
43,051	5.500	04/01/18	46,714
16,103	4.500	09/01/18	17,176
78,230	5.500	09/01/18	84,885
8,723	9.500	08/01/19	9,766
663	9.500	08/01/20	744
142,032	6.500	10/01/20	160,157
31,738	4.500	07/01/24	33,912
180,833	4.500	11/01/24	193,336
41,428	4.500	12/01/24	44,293
59,942	6.000	03/01/29	66,605
680	6.000	04/01/29	756
38,125	7.500	12/01/29	42,978
354,451	7.000	05/01/32	400,091
1,126	6.000	08/01/32	1,247
194,945	7.000	12/01/32	220,046
36,498	5.000	12/01/35	38,893
40,677	6.000	09/01/37	45,117
66,568	6.000	02/01/38	73,844
162,792	6.000	07/01/38	180,785
47,728	6.000	10/01/38	53,041
877,482	4.500	09/01/39	914,398
89,223	4.500	10/01/39	92,976
790,456	5.500	01/01/40	854,078
297,046	4.000	12/01/40	297,267

			4,566,321

FNMA – 23.0%
7,533	6.000	08/01/13	8,198
77,839	7.500	08/01/15	85,025
35,936	6.000	04/01/16	39,202
67,377	6.500	05/01/16	73,474
99,686	6.500	09/01/16	108,706
126,841	6.500	11/01/16	138,318
33,527	7.500	04/01/17	35,857
480,380	5.500	02/01/18	520,574
471,895	5.000	05/01/18	506,310
41,868	6.500	08/01/18	47,438
200,383	7.000	08/01/18	228,750
7,745	5.000	06/01/23	8,310
573,604	5.500	09/01/23	622,475
116,666	5.500	10/01/23	126,993
25,083	4.500	07/01/24	26,867
404,216	4.500	11/01/24	432,954
144,125	4.500	12/01/24	154,372
287	7.000	07/01/25	328
6,358	7.000	11/01/25	7,256

24          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$40,505	9.000%	11/01/25		$47,873
182,952	7.000	08/01/26		211,006
1,807	7.000	08/01/27		2,062
11,268	7.000	09/01/27		12,862
56,086	6.000	12/01/27		61,666
455	7.000	01/01/28		520
331,592	6.000	02/01/29		367,135
304,362	6.000	06/01/29		336,964
60,502	8.000	10/01/29		71,086
21,349	7.000	12/01/29		24,361
1,535	8.500	04/01/30		1,814
7,626	8.000	05/01/30		8,689
419	8.500	06/01/30		496
23,870	7.000	05/01/32		27,190
182,861	7.000	06/01/32		207,952
241,035	7.000	08/01/32		274,109
48,769	8.000	08/01/32		57,498
21,667	5.000	08/01/33		23,134
3,075	5.500	09/01/33		3,344
4,180	5.500	02/01/34		4,546
664	5.500	04/01/34		722
39,718	5.500	12/01/34		43,178
85,137	5.000	04/01/35		90,811
250,076	6.000	04/01/35		276,464
12,340	5.000	09/01/35		13,169
5,316	5.500	09/01/35		5,775
578	5.500	02/01/37		628
943	5.500	04/01/37		1,025
969	5.500	05/01/37		1,053
88,364	6.000	12/01/37		98,084
1,420	5.500	03/01/38		1,544
41,793	6.000	05/01/38		46,463
993	5.500	06/01/38		1,079
37,604	6.000	06/01/38		41,806
1,406	5.500	07/01/38		1,528
92,213	6.000	07/01/38		102,529
1,582	5.500	08/01/38		1,719
36,825	6.000	08/01/38		40,944
904	5.500	09/01/38		983
19,910	5.500	10/01/38		21,639
47,011	6.000	10/01/38		52,270
50,883	6.000	11/01/38		56,575
553	5.500	12/01/38		601
378,300	5.000	01/01/39		403,746
67,503	4.500	08/01/39		70,282
199,414	4.500	12/01/39		207,960
49,746	4.500	01/01/40		51,864
93,526	3.500	12/01/40		89,617
7,886,727	3.500	02/01/41		7,556,942
996,747	3.500	03/01/41		955,084
6,000,000	3.500	TBA-15yr	(f)	6,108,750
9,000,000	4.000	TBA-30yr	(f)	9,000,000
3,000,000	4.500	TBA-30yr	(f)	3,103,828
2,000,000	5.000	TBA-30yr	(f)	2,124,688
1,000,000	6.000	TBA-30yr	(f)	1,098,906

				36,587,970

GNMA – 5.6%
1,521	7.000	03/15/12		1,527
11,405	7.000	10/15/25		13,231
15,772	7.000	11/15/25		18,296
2,895	7.000	02/15/26		3,365
11,418	7.000	04/15/26		13,268
6,658	7.000	03/15/27		7,604
107,320	7.000	11/15/27		122,570
5,239	7.000	01/15/28		5,986
40,417	7.000	02/15/28		46,183
15,444	7.000	03/15/28		17,647
4,091	7.000	04/15/28		4,675
644	7.000	05/15/28		736
10,637	7.000	06/15/28		12,154
22,878	7.000	07/15/28		26,141
15,154	7.000	08/15/28		17,315
38,097	7.000	09/15/28		43,531
4,356	7.000	11/15/28		4,978
5,135	7.500	11/15/30		5,972
627	7.000	12/15/31		716
25,869	7.500	10/15/32		30,587
665,412	6.000	08/20/34		740,301
332,386	3.500	11/15/40		323,331
2,000,000	4.500	TBA-30yr	(f)	2,110,781
3,000,000	5.000	TBA-30yr	(f)	3,249,375
2,000,000	4.500	TBA-30yr	(f)	2,104,219

				8,924,489

TOTAL FEDERAL AGENCIES				$55,245,628

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $92,803,684)				$92,570,470

Agency Debenture – 0.6%
Tennessee Valley Authority(g)
$900,000	5.375%	04/01/56		$966,449
(Cost $895,011)

Asset-Backed Securities – 2.5%
Home Equity – 0.2%
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
$152,202	7.000%	09/25/37		$110,346
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
195,541	7.000 (b)	09/25/37		136,683

				247,029

Student Loans(c) – 2.3%
Brazos Higher Education Authority Series 2011-1, Class A2
1,000,000	1.057	02/25/30		987,043
Brazos Higher Education Authority Series 2011-2, Class A2
800,000	1.097	07/25/29		791,995
College Loan Corp. Trust Series 2006-1, Class A3
1,000,000	0.364	10/25/25		991,061
Goal Capital Funding Trust Series 2010-1, Class A(a)
276,142	0.957	08/25/48		273,014

The accompanying notes are an integral part of these financial statements.          25

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
June 30, 2011 (Unaudited)

Principal		Interest	Maturity
Amount		Rate	Date	Value

Asset-Backed Securities – (continued)
Student Loans(c) – (continued)

Knowledgeworks Foundation Series 2010-1, Class A
	$282,535	1.207%	02/25/42	$278,682
Nelnet Student Loan Trust Series 2010-3A, Class A(a)
	364,218	1.054	07/27/48	364,564

				3,686,359

TOTAL ASSET-BACKED SECURITIES
(Cost $4,029,099)				$3,933,388

Foreign Debt Obligations – 8.0%
Sovereign – 7.6%
Bank Negara Malaysia Monetary Notes(h)
MYR	2,450,000	0.000%	09/22/11	$805,673
	2,450,000	0.000	09/27/11	805,307
Federal Republic of Brazil
	$220,000	8.250	01/20/34	302,500
	200,000	7.125	01/20/37	247,000
Malaysia Government Bond
MYR	1,220,000	3.434	08/15/14	406,303
State of Qatar
	$260,000	5.150	04/09/14	282,360
	330,000	5.250 (a)	01/20/20	352,110
United Kingdom Gilt
GBP	4,200,000	4.500	03/07/13	7,155,079
	1,000,000	2.750	01/22/15	1,665,216

				12,021,548

Supranational – 0.4%
North American Development Bank
	$600,000	4.375	02/11/20	620,296

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $12,361,222)				$12,641,844

Municipal Debt Obligations – 2.3%
California – 1.1%
California State Various Purpose GO Bonds Series 2009
	$325,000	7.500%	04/01/34	$367,575
	450,000	7.550	04/01/39	514,962
California State Various Purpose GO Bonds Series 2010
	140,000	7.950	03/01/36	152,535
	575,000	7.625	03/01/40	661,946

				1,697,018

Illinois – 0.2%
Illinois State GO Bonds for Build American Bonds Series 2010-5
	275,000	7.350	07/01/35	292,386

Missouri – 0.5%
Missouri Higher Education Loan Authority RB Asset-Backed Notes Series 2010 A-1(c)(i)
	847,031	1.207	08/25/11	849,043

New York – 0.3%
Rensselaer Polytechnic Institute Taxable Bonds Series 2010
	475,000	5.600	09/01/20	506,844

Ohio – 0.1%
American Municipal Power, Inc. RB Build America Bond Series 2010 E RMKT
	250,000	6.270	02/15/50	250,398

Texas – 0.1%
Dallas Area Rapid Transit Sales Tax RB Senior Lien Series 2008 B2
	100,000	5.250	12/01/48	102,708

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $3,478,234)				$3,698,397

Government Guarantee Obligations(j) – 4.8%
Achmea Hypotheekbank NV(a)
	$1,300,000	3.200%	11/03/14	$1,364,483
BRFkredit AS(a)
	1,700,000	2.050	04/15/13	1,736,004
Commonwealth Bank of Australia(a)
	700,000	2.500	12/10/12	717,823
FIH Erhvervsbank A/S(a)
	1,400,000	1.750	12/06/12	1,422,974
Landwirtschaftliche Rentenbank
	1,400,000	4.125	07/15/13	1,495,061
	400,000	2.125	07/15/16	400,091
Swedbank AB(a)
	200,000	2.900	01/14/13	206,944
Westpac Securities NZ Ltd.(a)
	200,000	2.500	05/25/12	203,231

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $7,346,321)				$7,546,611

U.S. Treasury Obligations – 4.0%
United States Treasury Bonds
	$1,200,000	4.250%	11/15/40	$1,173,132
United States Treasury Inflation-Protected Securities
	669,150	2.375	01/15/27	763,039
United States Treasury Notes
	2,300,000	1.500	06/30/16	2,271,871
	2,200,000	3.125	05/15/21	2,193,818

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $6,356,177)				$6,401,860

26          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Shares	Rate	Value

Short-term Investment(c) – 15.2%
JPMorgan U.S. Government Money Market Fund – Capital Shares
24,126,683	0.010%	$24,126,683
(Cost $24,126,683)

TOTAL INVESTMENTS – 117.7%
(Cost $184,987,660)		$186,876,603

LIABILITIES IN EXCESS OF OTHER ASSETS – (17.7)%		(28,061,818)

NET ASSETS – 100.0%		$158,814,785

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to 31,657,480, which represents approximately 19.9% of net assets as of June 30, 2011.

(b)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2011.

(d)	Issued with a zero coupon. Interest rate is contingent upon LIBOR reaching a predetermined level.

(e)	Security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(f)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $28,900,547 which represents approximately 18.2% of net assets as of June 30, 2011.

(g)	All or a portion of this security is segregated as collateral for initial margin requirements or futures transactions.

(h)	Issued with zero coupon. Income is recognized through the accretion of discount.

(i)	Maturity date disclosed is the next interest reset date.

(j)	Guaranteed by a foreign government under maturity.

Investment Abbreviations:
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
LIBOR	—	London Interbank Offered Rate
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit
RMKT	—	Remarketed
Currency Abbreviations:
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
EUR	—	Euro Dollar
GBP	—	British Pound
JPY	—	Japanese Yen
MYR	—	Malaysian Ringgit
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
SEK	—	Swedish Krona
USD	—	United States Dollar

The accompanying notes are an integral part of these financial statements.          27

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
June 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2011, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Barclays Bank PLC	USD/JPY	9/21/11	$443,252	$1,872
Citibank NA	AUD/USD	9/21/11	415,068	2,799
	NZD/EUR	9/21/11	216,533	2,388
	NZD/USD	9/21/11	215,085	2,985
HSBC Bank PLC	NOK/USD	9/21/11	366,456	3,456
Royal Bank of Canada	CAD/JPY	9/21/11	109,689	1,847
	CAD/USD	9/21/11	531,457	7,530
Royal Bank of Scotland	EUR/CHF	9/21/11	180,866	3,462
	JPY/GBP	9/21/11	319,576	489
	SEK/EUR	9/21/11	216,983	1,390
	USD/CHF	9/21/11	155,341	659
UBS AG	CHF/EUR	9/21/11	215,312	1,166
	EUR/CHF	9/21/11	218,486	3,013
Westpac Banking Corp.	AUD/USD	9/21/11	107,243	707
	NZD/USD	9/21/11	363,297	2,812

TOTAL				$36,575

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Citibank NA	EUR/USD	9/21/11	$214,146	$(1,309)
	USD/AUD	9/21/11	108,305	(2,062)
	USD/EUR	9/21/11	609,157	(2,158)
	USD/NZD	9/21/11	220,029	(5,719)
Deutsche Bank Securities, Inc.	USD/EUR	7/27/11	1,976,328	(28,810)
	USD/GBP	8/05/11	8,862,952	(33,500)
HSBC Bank PLC	USD/SEK	9/21/11	599,237	(11,507)
JPMorgan Chase Bank NA	NOK/USD	9/21/11	466,114	(3,787)
Royal Bank of Canada	JPY/CAD	9/21/11	106,884	(1,770)
	USD/CAD	9/21/11	272,380	(4,380)
	USD/SEK	9/21/11	109,002	(2,003)
Royal Bank of Scotland	GBP/USD	9/21/11	112,794	(2,614)
	SEK/USD	9/21/11	376,518	(10,435)
	USD/EUR	9/21/11	217,040	(2,109)
State Street Bank and Trust Co.	EUR/CHF	9/21/11	326,844	(834)
UBS AG	EUR/USD	9/21/11	245,828	(2,492)
	USD/AUD	9/21/11	430,033	(7,327)
	USD/NOK	9/21/11	354,967	(10,967)
Westpac Banking Corp.	USD/AUD	9/21/11	87,068	(2,376)
	USD/NZD	9/21/11	498,165	(6,402)

TOTAL				$(142,561)

28          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACTS — At June 30, 2011, the Fund had the following forward sales contracts:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date(f)	Date	Amount	Value

FNMA	3.500%	TBA-30yr	07/14/11	$(6,000,000)	$(5,738,907)
FNMA	3.500	TBA-30yr	08/11/11	(2,000,000)	(1,907,656)

TOTAL (Proceeds Receivable: $7,723,516)					$(7,646,563)

FUTURES CONTRACTS — At June 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	(7)	March 2012	$(1,741,513)	$(12,207)
U.S. Treasury Bonds	7	September 2011	861,219	(637)
U.S. Ultra Long Treasury Bonds	27	September 2011	3,408,750	(57,576)
2 Year U.S. Treasury Notes	54	September 2011	11,844,562	21,124
5 Year U.S. Treasury Notes	25	September 2011	2,979,883	(23,690)
10 Year U.S. Treasury Notes	62	September 2011	7,584,344	(44,798)

TOTAL				$(117,784)

The accompanying notes are an integral part of these financial statements.          29

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments
June 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 99.4%
Automobiles & Components – 0.8%
59,913	Ford Motor Co.*	$826,200
3,800	Harley-Davidson, Inc.	155,686
10,835	Johnson Controls, Inc.	451,386
3,800	The Goodyear Tire & Rubber Co.*	63,726

		1,496,998

Banks – 2.7%
10,900	BB&T Corp.	292,556
2,850	Comerica, Inc.	98,525
14,305	Fifth Third Bancorp	182,389
4,486	First Horizon National Corp.	42,796
8,700	Hudson City Bancorp, Inc.	71,253
12,749	Huntington Bancshares, Inc.	83,633
14,300	KeyCorp	119,119
1,916	M&T Bank Corp.	168,512
8,000	Marshall & Ilsley Corp.	63,760
6,100	People’s United Financial, Inc.	81,984
8,257	PNC Financial Services Group, Inc.	492,200
19,425	Regions Financial Corp.	120,435
7,900	SunTrust Banks, Inc.	203,820
30,551	U.S. Bancorp	779,356
83,967	Wells Fargo & Co.	2,356,114
2,800	Zions Bancorporation	67,228

		5,223,680

Capital Goods – 8.6%
11,339	3M Co.	1,075,504
10,171	Caterpillar, Inc.	1,082,805
3,100	Cummins, Inc.	320,819
8,600	Danaher Corp.	455,714
6,679	Deere & Co.	550,684
2,901	Dover Corp.	196,688
5,400	Eaton Corp.	277,830
11,996	Emerson Electric Co.	674,775
4,800	Fastenal Co.	172,752
900	Flowserve Corp.	98,901
2,782	Fluor Corp.	179,884
5,906	General Dynamics Corp.	440,115
167,747	General Electric Co.	3,163,708
2,037	Goodrich Corp.	194,534
12,408	Honeywell International, Inc.	739,393
7,900	Illinois Tool Works, Inc.	446,271
5,200	Ingersoll-Rand PLC	236,132
3,000	ITT Corp.	176,790
2,100	Jacobs Engineering Group, Inc.*	90,825
1,700	Joy Global, Inc.	161,908
1,600	L-3 Communications Holdings, Inc.	139,920
4,551	Lockheed Martin Corp.	368,495
5,400	Masco Corp.	64,962
4,692	Northrop Grumman Corp.	325,390
5,793	PACCAR, Inc.	295,964
1,900	Pall Corp.	106,837
2,548	Parker Hannifin Corp.	228,658
2,300	Precision Castparts Corp.	378,695
3,500	Quanta Services, Inc.*	70,700
5,676	Raytheon Co.	282,949
2,200	Rockwell Automation, Inc.	190,872
2,460	Rockwell Collins, Inc.	151,757
1,500	Roper Industries, Inc.	124,950
1,003	Snap-On, Inc.	62,667
2,652	Stanley Black & Decker, Inc.	191,077
4,500	Textron, Inc.	106,245
11,667	The Boeing Co.	862,541
7,500	Tyco International Ltd.	370,725
14,414	United Technologies Corp.	1,275,783
933	W.W. Grainger, Inc.	143,355

		16,478,574

Commercial & Professional Services – 0.6%
1,800	Avery Dennison Corp.	69,534
2,000	Cintas Corp.	66,060
800	Dun & Bradstreet Corp.	60,432
2,050	Equifax, Inc.	71,176
3,100	Iron Mountain, Inc.	105,679
3,100	Pitney Bowes, Inc.	71,269
2,800	R.R. Donnelley & Sons Co.	54,908
5,010	Republic Services, Inc.	154,559
2,200	Robert Half International, Inc.	59,466
1,400	Stericycle, Inc.*	124,768
7,549	Waste Management, Inc.	281,351

		1,119,202

Consumer Durables & Apparel – 1.0%
4,600	Coach, Inc.	294,078
4,700	D.R. Horton, Inc.	54,144
2,500	Fortune Brands, Inc.	159,425
1,100	Harman International Industries, Inc.	50,127
2,221	Hasbro, Inc.	97,568
2,500	Leggett & Platt, Inc.	60,950
2,500	Lennar Corp. Class A	45,375
5,651	Mattel, Inc.	155,346
4,733	Newell Rubbermaid, Inc.	74,687
6,059	NIKE, Inc. Class B	545,189
1,000	Polo Ralph Lauren Corp.	132,610
5,413	Pulte Group, Inc.*	41,464
1,400	VF Corp.	151,984
1,259	Whirlpool Corp.	102,382

		1,965,329

Consumer Services – 1.9%
1,900	Apollo Group, Inc. Class A*	82,992
6,900	Carnival Corp.	259,647
500	Chipotle Mexican Grill, Inc.*	154,095
2,220	Darden Restaurants, Inc.	110,467
900	DeVry, Inc.	53,217
5,100	H&R Block, Inc.	81,804
4,900	International Game Technology	86,142
4,563	Marriott International, Inc. Class A	161,941
16,397	McDonald’s Corp.	1,382,595
11,856	Starbucks Corp.	468,194
3,100	Starwood Hotels & Resorts Worldwide, Inc.	173,724
2,626	Wyndham Worldwide Corp.	88,365

30          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Consumer Services – (continued)

1,200	Wynn Resorts Ltd.	$172,248
7,497	Yum! Brands, Inc.	414,134

		3,689,565

Diversified Financials – 6.9%
16,631	American Express Co.	859,823
3,880	Ameriprise Financial, Inc.	223,798
161,192	Bank of America Corp.	1,766,664
1,500	BlackRock, Inc.	287,715
7,333	Capital One Financial Corp.	378,896
46,251	Citigroup, Inc.	1,925,892
1,039	CME Group, Inc.	302,962
8,617	Discover Financial Services	230,505
3,050	E*Trade Financial Corp.*	42,090
1,656	Federated Investors, Inc. Class B	39,479
2,330	Franklin Resources, Inc.	305,906
1,200	IntercontinentalExchange, Inc.*	149,652
7,300	Invesco Ltd.	170,820
2,800	Janus Capital Group, Inc.	26,432
62,867	JPMorgan Chase & Co.	2,573,775
2,500	Legg Mason, Inc.	81,900
3,200	Leucadia National Corp.	109,120
3,100	Moody’s Corp.	118,885
24,747	Morgan Stanley	569,428
3,800	Northern Trust Corp.	174,648
4,100	NYSE Euronext	140,507
7,871	SLM Corp.	132,312
8,067	State Street Corp.	363,741
4,100	T. Rowe Price Group, Inc.	247,394
19,715	The Bank of New York Mellon Corp.	505,098
15,742	The Charles Schwab Corp.	258,956
8,182	The Goldman Sachs Group, Inc.(a)	1,088,942
2,500	The NASDAQ OMX Group, Inc.*	63,250

		13,138,590

Energy – 12.6%
3,600	Alpha Natural Resources, Inc.*	163,584
7,865	Anadarko Petroleum Corp.	603,717
6,116	Apache Corp.	754,653
6,960	Baker Hughes, Inc.	505,018
1,700	Cabot Oil & Gas Corp.	112,727
3,900	Cameron International Corp.*	196,131
10,517	Chesapeake Energy Corp.	312,250
31,893	Chevron Corp.	3,279,876
22,452	ConocoPhillips	1,688,166
3,500	Consol Energy, Inc.	169,680
6,200	Denbury Resources, Inc.*	124,000
6,772	Devon Energy Corp.	533,701
1,100	Diamond Offshore Drilling, Inc.	77,451
11,630	El Paso Corp.	234,926
4,181	EOG Resources, Inc.	437,124
2,400	EQT Corp.	126,048
77,960	Exxon Mobil Corp.	6,344,385
3,746	FMC Technologies, Inc.*	167,783
14,517	Halliburton Co.	740,367
1,700	Helmerich & Payne, Inc.	112,404
4,800	Hess Corp.	358,848
11,199	Marathon Oil Corp.	589,963
3,000	Murphy Oil Corp.	196,980
4,700	Nabors Industries Ltd.*	115,808
6,618	National Oilwell Varco, Inc.	517,594
2,100	Newfield Exploration Co.*	142,842
3,900	Noble Corp.	153,699
2,800	Noble Energy, Inc.	250,964
12,895	Occidental Petroleum Corp.	1,341,596
4,306	Peabody Energy Corp.	253,667
1,900	Pioneer Natural Resources Co.	170,183
2,750	QEP Resources, Inc.	115,033
2,600	Range Resources Corp.	144,300
1,800	Rowan Companies, Inc.*	69,858
21,440	Schlumberger Ltd.	1,852,416
5,500	Southwestern Energy Co.*	235,840
10,142	Spectra Energy Corp.	277,992
1,900	Sunoco, Inc.	79,249
2,200	Tesoro Corp.*	50,402
9,345	The Williams Companies, Inc.	282,686
9,013	Valero Energy Corp.	230,462

		24,114,373

Food & Staples Retailing – 2.3%
6,987	Costco Wholesale Corp.	567,624
21,664	CVS Caremark Corp.	814,133
5,800	Safeway, Inc.	135,546
3,373	SUPERVALU, Inc.	31,740
9,200	Sysco Corp.	286,856
9,432	The Kroger Co.	233,914
14,610	Walgreen Co.	620,341
30,260	Wal-Mart Stores, Inc.	1,608,016
2,400	Whole Foods Market, Inc.	152,280

		4,450,450

Food, Beverage & Tobacco – 6.0%
33,226	Altria Group, Inc.	877,499
10,233	Archer-Daniels-Midland Co.	308,525
1,650	Brown-Forman Corp. Class B	123,238
2,800	Campbell Soup Co.	96,740
5,150	Coca-Cola Enterprises, Inc.	150,277
6,600	ConAgra Foods, Inc.	170,346
2,900	Constellation Brands, Inc. Class A*	60,378
2,600	Dean Foods Co.*	31,902
3,600	Dr. Pepper Snapple Group, Inc.	150,948
10,224	General Mills, Inc.	380,537
5,068	H.J. Heinz Co.	270,023
2,100	Hormel Foods Corp.	62,601
4,000	Kellogg Co.	221,280
27,757	Kraft Foods, Inc. Class A	977,879
2,316	Lorillard, Inc.	252,143
2,200	McCormick & Co., Inc.	109,054
3,202	Mead Johnson Nutrition Co. Class A	216,295
2,600	Molson Coors Brewing Co. Class B	116,324
24,962	PepsiCo, Inc.	1,758,074
28,175	Philip Morris International, Inc.	1,881,245
5,490	Reynolds American, Inc.	203,404
9,100	Sara Lee Corp.	172,809

The accompanying notes are an integral part of these financial statements.          31

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)
June 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)

36,206	The Coca-Cola Co.	$2,436,302
2,400	The Hershey Co.	136,440
1,934	The J.M. Smucker Co.	147,835
4,500	Tyson Foods, Inc. Class A	87,390

		11,399,488

Health Care Equipment & Services – 4.2%
6,089	Aetna, Inc.	268,464
4,360	AmerisourceBergen Corp.	180,504
9,110	Baxter International, Inc.	543,776
3,523	Becton, Dickinson and Co.	303,577
23,706	Boston Scientific Corp.*	163,808
1,367	C. R. Bard, Inc.	150,179
5,532	Cardinal Health, Inc.	251,263
3,416	CareFusion Corp.*	92,813
2,200	Cerner Corp.*	134,442
4,219	CIGNA Corp.	216,983
2,300	Coventry Health Care, Inc.*	83,881
7,800	Covidien PLC	415,194
1,500	DaVita, Inc.*	129,915
2,200	DENTSPLY International, Inc.	83,776
1,800	Edwards Lifesciences Corp.*	156,924
8,474	Express Scripts, Inc.*	457,427
2,700	Humana, Inc.	217,458
617	Intuitive Surgical, Inc.*	229,592
1,600	Laboratory Corp. of America Holdings*	154,864
3,964	McKesson Corp.	331,589
6,437	Medco Health Solutions, Inc.*	363,819
16,882	Medtronic, Inc.	650,463
1,381	Patterson Companies, Inc.	45,421
2,400	Quest Diagnostics, Inc.	141,840
5,080	St. Jude Medical, Inc.	242,214
5,400	Stryker Corp.	316,926
8,150	Tenet Healthcare Corp.*	50,856
17,070	UnitedHealth Group, Inc.	880,471
1,900	Varian Medical Systems, Inc.*	133,038
5,817	WellPoint, Inc.	458,205
3,017	Zimmer Holdings, Inc.*	190,674

		8,040,356

Household & Personal Products – 2.3%
6,700	Avon Products, Inc.	187,600
7,748	Colgate-Palmolive Co.	677,253
6,340	Kimberly-Clark Corp.	421,990
2,100	The Clorox Co.	141,624
1,800	The Estee Lauder Companies, Inc. Class A	189,342
44,187	The Procter & Gamble Co.	2,808,968

		4,426,777

Insurance – 3.8%
5,400	ACE Ltd.	355,428
7,392	Aflac, Inc.	345,059
7,041	American International Group, Inc.*	206,442
5,250	Aon Corp.	269,325
1,700	Assurant, Inc.	61,659
27,515	Berkshire Hathaway, Inc. Class B*	2,129,386
2,668	Cincinnati Financial Corp.	77,852
7,900	Genworth Financial, Inc. Class A*	81,212
7,173	Hartford Financial Services Group, Inc.	189,152
5,158	Lincoln National Corp.	146,951
5,047	Loews Corp.	212,428
8,688	Marsh & McLennan Companies, Inc.	270,979
16,781	MetLife, Inc.	736,183
5,232	Principal Financial Group, Inc.	159,157
7,633	Prudential Financial, Inc.	485,382
8,438	The Allstate Corp.	257,612
4,749	The Chubb Corp.	297,335
10,682	The Progressive Corp.	228,381
6,584	The Travelers Companies, Inc.	384,374
1,141	Torchmark Corp.	73,184
4,918	Unum Group	125,311
4,900	XL Group PLC	107,702

		7,200,494

Materials – 3.6%
3,400	Air Products & Chemicals, Inc.	324,972
1,100	Airgas, Inc.	77,044
1,900	AK Steel Holding Corp.	29,944
16,868	Alcoa, Inc.	267,527
1,651	Allegheny Technologies, Inc.	104,789
2,600	Ball Corp.	99,996
1,600	Bemis Co., Inc.	54,048
1,090	CF Industries Holdings, Inc.	154,420
2,094	Cliffs Natural Resources, Inc.	193,590
14,738	E.I. du Pont de Nemours & Co.	796,589
1,100	Eastman Chemical Co.	112,277
3,612	Ecolab, Inc.	203,645
1,100	FMC Corp.	94,622
15,036	Freeport-McMoRan Copper & Gold, Inc.	795,405
1,300	International Flavors & Fragrances, Inc.	83,512
6,859	International Paper Co.	204,535
2,798	MeadWestvaco Corp.	93,201
8,554	Monsanto Co.	620,507
7,887	Newmont Mining Corp.	425,661
5,000	Nucor Corp.	206,100
2,500	Owens-Illinois, Inc.*	64,525
2,600	PPG Industries, Inc.	236,054
4,800	Praxair, Inc.	520,272
2,616	Sealed Air Corp.	62,235
2,000	Sigma-Aldrich Corp.	146,760
18,513	The Dow Chemical Co.	666,468
1,400	The Sherwin-Williams Co.	117,418
1,500	Titanium Metals Corp.	27,480
2,220	United States Steel Corp.	102,209
2,100	Vulcan Materials Co.	80,913

		6,966,718

Media – 3.3%
3,700	Cablevision Systems Corp. Class A	133,977
10,764	CBS Corp. Class B	306,666
43,698	Comcast Corp. Class A	1,107,307
12,139	DIRECTV Class A*	616,904

32          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Media – (continued)

4,500	Discovery Communications, Inc. Class A*	$184,320
3,871	Gannett Co., Inc.	55,433
36,086	News Corp. Class A	638,722
4,448	Omnicom Group, Inc.	214,216
1,500	Scripps Networks Interactive, Inc. Class A	73,320
8,071	The Interpublic Group of Companies, Inc.	100,888
4,808	The McGraw-Hill Companies, Inc.	201,503
29,829	The Walt Disney Co.	1,164,524
83	The Washington Post Co. Class B	34,773
5,396	Time Warner Cable, Inc.	421,104
16,871	Time Warner, Inc.	613,598
9,144	Viacom, Inc. Class B	466,344

		6,333,599

Pharmaceuticals, Biotechnology & Life Sciences – 7.4%
24,598	Abbott Laboratories	1,294,347
5,496	Agilent Technologies, Inc.*	280,900
4,900	Allergan, Inc.	407,925
14,768	Amgen, Inc.*	861,713
3,815	Biogen Idec, Inc.*	407,900
27,026	Bristol-Myers Squibb Co.	782,673
7,300	Celgene Corp.*	440,336
1,200	Cephalon, Inc.*	95,880
16,142	Eli Lilly & Co.	605,809
4,500	Forest Laboratories, Inc.*	177,030
12,600	Gilead Sciences, Inc.*	521,766
2,590	Hospira, Inc.*	146,749
43,428	Johnson & Johnson	2,888,831
2,870	Life Technologies Corp.*	149,441
49,069	Merck & Co., Inc.	1,731,645
6,900	Mylan, Inc.*	170,223
1,900	PerkinElmer, Inc.	51,129
125,473	Pfizer, Inc.	2,584,744
5,968	Thermo Fisher Scientific, Inc.*	384,279
1,500	Waters Corp.*	143,610
1,800	Watson Pharmaceuticals, Inc.*	123,714

		14,250,644

Real Estate – 1.7%
1,780	Apartment Investment & Management Co. Class A (REIT)	45,443
1,391	AvalonBay Communities, Inc. (REIT)	178,604
2,227	Boston Properties, Inc. (REIT)	236,418
4,500	CB Richard Ellis Group, Inc. Class A*	112,995
4,500	Equity Residential (REIT)	270,000
6,100	HCP, Inc. (REIT)	223,809
2,700	Health Care REIT, Inc. (REIT)	141,561
11,052	Host Hotels & Resorts, Inc. (REIT)	187,331
6,300	Kimco Realty Corp. (REIT)	117,432
2,500	Plum Creek Timber Co., Inc. (REIT)	101,350
6,799	ProLogis, Inc. (REIT)	243,676
2,251	Public Storage (REIT)	256,637
4,707	Simon Property Group, Inc. (REIT)	547,095
2,600	Ventas, Inc. (REIT)	137,046
2,622	Vornado Realty Trust (REIT)	244,318
8,409	Weyerhaeuser Co. (REIT)	183,821

		3,227,536

Retailing – 3.6%
1,377	Abercrombie & Fitch Co. Class A	92,149
5,638	Amazon.com, Inc.*	1,152,915
1,072	AutoNation, Inc.*	39,246
379	AutoZone, Inc.*	111,748
3,924	Bed Bath & Beyond, Inc.*	229,044
5,150	Best Buy Co., Inc.	161,762
1,300	Big Lots, Inc.*	43,095
3,500	CarMax, Inc.*	115,745
3,000	Expedia, Inc.	86,970
1,900	Family Dollar Stores, Inc.	99,864
2,300	GameStop Corp. Class A*	61,341
2,540	Genuine Parts Co.	138,176
25,164	Home Depot, Inc.	911,440
3,300	J.C. Penney Co., Inc.	113,982
4,619	Kohl’s Corp.	230,996
3,900	Limited Brands, Inc.	149,955
20,536	Lowe’s Companies, Inc.	478,694
6,734	Macy’s, Inc.	196,902
700	Netflix, Inc.*	183,883
2,724	Nordstrom, Inc.	127,865
2,300	O’Reilly Automotive, Inc.*	150,673
787	Priceline.com, Inc.*	402,889
1,878	Ross Stores, Inc.	150,465
700	Sears Holdings Corp.*	50,008
11,497	Staples, Inc.	181,653
10,839	Target Corp.	508,457
5,950	The Gap, Inc.	107,695
2,000	Tiffany & Co.	157,040
6,193	TJX Companies, Inc.	325,318
2,100	Urban Outfitters, Inc.*	59,115

		6,819,085

Semiconductors & Semiconductor Equipment – 2.4%
9,100	Advanced Micro Devices, Inc.*	63,609
4,974	Altera Corp.	230,545
4,700	Analog Devices, Inc.	183,958
21,122	Applied Materials, Inc.	274,797
7,450	Broadcom Corp. Class A*	250,618
880	First Solar, Inc.*	116,397
84,080	Intel Corp.	1,863,213
2,525	KLA-Tencor Corp.	102,212
3,500	Linear Technology Corp.	115,570
10,200	LSI Corp.*	72,624
3,700	MEMC Electronic Materials, Inc.*	31,561
3,100	Microchip Technology, Inc.	117,521
13,543	Micron Technology, Inc.*	101,302
3,800	National Semiconductor Corp.	93,518
1,465	Novellus Systems, Inc.*	52,945
9,050	NVIDIA Corp.*	144,212
2,800	Teradyne, Inc.*	41,440

The accompanying notes are an integral part of these financial statements.          33

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)
June 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)

18,628	Texas Instruments, Inc.	$611,557
4,100	Xilinx, Inc.	149,527

		4,617,126

Software & Services – 8.5%
8,115	Adobe Systems, Inc.*	255,217
3,000	Akamai Technologies, Inc.*	94,410
3,600	Autodesk, Inc.*	138,960
7,900	Automatic Data Processing, Inc.	416,172
2,900	BMC Software, Inc.*	158,630
6,204	CA, Inc.	141,699
3,000	Citrix Systems, Inc.*	240,000
4,835	Cognizant Technology Solutions Corp. Class A*	354,599
2,500	Computer Sciences Corp.	94,900
3,500	Compuware Corp.*	34,160
18,144	eBay, Inc.*	585,507
5,200	Electronic Arts, Inc.*	122,720
4,300	Fidelity National Information Services, Inc.	132,397
2,250	Fiserv, Inc.*	140,917
3,944	Google, Inc. Class A*	1,997,163
19,179	International Business Machines Corp.	3,290,157
4,400	Intuit, Inc.*	228,184
1,447	Mastercard, Inc. Class A	436,039
117,500	Microsoft Corp.	3,055,000
2,100	Monster Worldwide, Inc.*	30,786
61,937	Oracle Corp.	2,038,347
5,009	Paychex, Inc.	153,876
3,155	Red Hat, Inc.*	144,814
4,933	SAIC, Inc.*	82,973
1,900	Salesforce.com, Inc.*	283,062
12,312	Symantec Corp.*	242,793
2,600	Teradata Corp.*	156,520
10,219	The Western Union Co.	204,687
2,800	Total System Services, Inc.	52,024
2,602	VeriSign, Inc.	87,063
7,680	Visa, Inc. Class A	647,117
20,900	Yahoo!, Inc.*	314,336

		16,355,229

Technology Hardware & Equipment – 6.7%
2,700	Amphenol Corp. Class A	145,773
14,672	Apple, Inc.*	4,924,950
86,881	Cisco Systems, Inc.	1,356,212
25,125	Corning, Inc.	456,019
25,800	Dell, Inc.*	430,086
32,872	EMC Corp.*	905,624
1,300	F5 Networks, Inc.*	143,325
2,400	FLIR Systems, Inc.	80,904
2,100	Harris Corp.	94,626
32,833	Hewlett-Packard Co.	1,195,121
3,083	Jabil Circuit, Inc.	62,277
3,425	JDS Uniphase Corp.*	57,061
8,400	Juniper Networks, Inc.*	264,600
1,200	Lexmark International, Inc. Class A*	35,112
2,025	Molex, Inc.	52,184
4,860	Motorola Mobility Holdings, Inc.*	107,114
5,354	Motorola Solutions, Inc.*	246,498
5,811	NetApp, Inc.*	306,705
26,185	QUALCOMM, Inc.	1,487,046
3,700	SanDisk Corp.*	153,550
6,600	Tellabs, Inc.	30,426
3,800	Western Digital Corp.*	138,244
21,976	Xerox Corp.	228,770

		12,902,227

Telecommunication Services – 3.1%
6,240	American Tower Corp. Class A*	326,539
93,674	AT&T, Inc.	2,942,300
9,529	CenturyLink, Inc.	385,257
16,108	Frontier Communications Corp.	129,992
4,000	MetroPCS Communications, Inc.*	68,840
47,110	Sprint Nextel Corp.*	253,923
45,043	Verizon Communications, Inc.	1,676,951
7,681	Windstream Corp.	99,546

		5,883,348

Transportation – 2.0%
2,630	C.H. Robinson Worldwide, Inc.	207,349
17,586	CSX Corp.	461,105
3,400	Expeditors International of Washington, Inc.	174,046
5,000	FedEx Corp.	474,250
5,635	Norfolk Southern Corp.	422,230
800	Ryder System, Inc.	45,480
12,118	Southwest Airlines Co.	138,388
7,820	Union Pacific Corp.	816,408
15,692	United Parcel Service, Inc. Class B	1,144,418

		3,883,674

Utilities – 3.4%
3,977	Ameren Corp.	114,697
7,691	American Electric Power Co., Inc.	289,797
6,598	CenterPoint Energy, Inc.	127,671
4,200	CMS Energy Corp.	82,698
4,600	Consolidated Edison, Inc.	244,904
3,277	Constellation Energy Group, Inc.	124,395
9,147	Dominion Resources, Inc.	441,526
2,600	DTE Energy Co.	130,052
21,293	Duke Energy Corp.	400,947
5,269	Edison International	204,174
2,875	Entergy Corp.	196,305
10,481	Exelon Corp.	449,006
6,578	FirstEnergy Corp.	290,419
1,131	Integrys Energy Group, Inc.	58,631
6,646	NextEra Energy, Inc.	381,879
700	Nicor, Inc.	38,318
4,500	NiSource, Inc.	91,125
2,790	Northeast Utilities	98,124
4,000	NRG Energy, Inc.*	98,320
1,700	Oneok, Inc.	125,817
3,600	Pepco Holdings, Inc.	70,668
6,331	PG&E Corp.	266,092

34          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Utilities – (continued)

1,800	Pinnacle West Capital Corp.	$80,244
9,051	PPL Corp.	251,889
4,677	Progress Energy, Inc.	224,543
7,942	Public Service Enterprise Group, Inc.	259,227
1,831	SCANA Corp.	72,086
3,713	Sempra Energy	196,343
13,541	Southern Co.	546,786
3,600	TECO Energy, Inc.	68,004
10,764	The AES Corp.*	137,133
3,800	Wisconsin Energy Corp.	119,130
7,210	Xcel Energy, Inc.	175,203

		6,456,153

TOTAL COMMON STOCKS
(Cost $155,428,634)		$190,439,215

Principal	Interest	Maturity
Amount	Rate	Date	Value

U.S. Treasury Obligation(b)(c) – 0.1%
United States Treasury Bills
$45,000	0.000%	07/07/11	$45,000
95,000	0.000	08/25/11	94,997

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $139,996)			$139,997

Shares	Rate	Value

Short-term Investment(d) – 0.1%
JPMorgan U.S. Government Money Market Fund — Capital Shares
249,711	0.010%	$249,711
(Cost $249,711)

TOTAL INVESTMENTS – 99.6%
(Cost $155,818,341)		$190,828,923

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		726,283

NET ASSETS – 100.0%		$191,555,206

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

(b)	Issued with zero coupon. Income is recognized through the accretion of discount.

(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2011.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

S&P 500 E-mini Index	20	September 2011	$1,315,500	$48,015

The accompanying notes are an integral part of these financial statements.          35

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Schedule of Investments
June 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – 55.0%
Adjustable Rate Non-Agency(a) – 1.2%
First Horizon Alternative Mortgage Securities Series 2005-AA7, Class 2A1
$426,294	2.367%	09/25/35		$265,067
Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
384,524	2.822	08/19/36		240,172
J.P. Morgan Mortgage Trust Series 2007-A1, Class 2A2
356,201	3.078	07/25/35		314,945

				820,184

Collateralized Mortgage Obligations – 7.4%
Agency Multi-Family – 3.1%
FNMA
$199,063	2.800%	03/01/18		$196,302
499,499	3.740	05/01/18		517,782
110,000	3.840	05/01/18		113,539
400,000	4.506	06/01/19		422,859
99,633	3.416	10/01/20		97,766
199,246	3.375	11/01/20		194,806
99,645	3.632	12/01/20		98,985
397,980	3.763	12/01/20		399,303
GNMA
96,970	3.950	07/15/25		100,131

				2,141,473

Interest Only(a)(b)(c) – 0.0%
FNMA REMIC Series 2004-47, Class EI
203,460	0.000	06/25/34		3,322
FNMA REMIC Series 2004-62, Class DI
85,674	0.000	07/25/33		1,021

				4,343

Regular Floater(a) – 2.7%
National Credit Union Administration Guaranteed Notes Series 2011-R3, Class 1A
283,236	0.590	03/11/20		283,701
National Credit Union Administration Guaranteed Notes Series 2011-R4, Class 1A
373,118	0.570	03/06/20		373,380
National Credit Union Administration Guaranteed Notes Series 2011-R5, Class 1A
381,216	0.570	04/06/20		381,499
National Credit Union Administration Guaranteed Notes Series 2011-R6, Class 1A
378,440	0.570	05/07/20		378,735
National Credit Union Administration Guaranteed Notes Series A1
400,000	0.206	06/12/13		400,000

				1,817,315

Sequential Fixed Rate – 1.6%
Banc of America Funding Corp. Series 2007-8, Class 2A1
550,538	7.000	10/25/37		395,752
National Credit Union Administration Guaranteed Notes
400,000	3.000	06/12/19		395,400
National Credit Union Administration Guaranteed Notes Series 2010-C1, Class APT
294,706	2.650	10/29/20		293,453

				1,084,605

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$5,047,736

Federal Agencies – 46.4%
Adjustable Rate FHLMC(a) – 0.9%
$421,670	2.591%	09/01/35		$443,779
194,554	4.775	10/01/35		207,443

				651,222

Adjustable Rate FNMA(a) – 1.4%
196,691	2.077	05/01/33		204,784
424,182	2.457	05/01/35		444,312
281,060	2.555	12/01/35		293,902

				942,998

FHLMC – 1.7%
3,013	10.000	03/01/21		3,355
4,568	6.500	06/01/23		5,136
790,456	5.500	01/01/40		854,078
297,046	4.000	12/01/40		297,268

				1,159,837

FNMA – 34.5%
1,150	5.000	02/01/14		1,204
62,506	5.000	03/01/18		67,064
27,488	5.000	06/01/18		29,493
589,913	5.500	03/01/19		639,722
10,971	8.000	09/01/21		12,816
13,058	5.000	04/01/23		14,011
49,544	5.000	06/01/23		53,160
701,670	5.500	05/01/25		762,892
74	6.000	03/01/32		82
2,622	6.000	05/01/33		2,898
21,667	5.000	08/01/33		23,134
1,504	6.000	12/01/33		1,670
1,071	6.000	12/01/34		1,185
37,106	5.000	04/01/35		39,579
2,208	6.000	04/01/35		2,432
4,600	6.000	02/01/36		5,073
16,473	6.500	03/01/36		18,653
90,541	4.500	09/01/39		94,424
89,007	4.500	10/01/39		92,824
264,847	4.500	12/01/39		276,207
996,115	3.500	01/01/41		954,478
3,988,020	3.500	02/01/41		3,821,291
1,000,000	3.500	03/01/41		958,168
2,000,000	3.500	TBA-15yr	(d)	2,036,250
5,000,000	4.000	TBA-30yr	(d)	5,000,000
3,000,000	5.000	TBA-30yr	(d)	3,187,031
5,000,000	6.000	TBA-30yr	(d)	5,494,531

				23,590,272

36          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)

GNMA – 7.9%
$52,297	3.500%	12/15/40		$50,872
3,000,000	4.500	TBA-30yr	(d)	3,159,610
2,000,000	5.000	TBA-30yr	(d)	2,166,250

				5,376,732

TOTAL FEDERAL AGENCIES				$31,721,061

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $37,882,592)				$37,588,981

Agency Debentures – 7.3%
FFCB
$500,000	5.400%	06/08/17		$579,716
FHLB
800,000	1.750	12/14/12		814,739
300,000	5.375	05/15/19		346,709
200,000	5.625	06/11/21		233,883
FHLMC
1,000,000	1.375	02/25/14		1,013,222
1,500,000	4.500	04/02/14		1,644,574
Tennessee Valley Authority(e)
300,000	5.375	04/01/56		322,150

TOTAL AGENCY DEBENTURES
(Cost $4,739,400)				$4,954,993

Asset-Backed Securities – 3.2%
Credit Card(a) – 0.7%
Chase Issuance Trust Series 2005-A11, Class A
$500,000	0.257%	12/15/14		$499,812

Home Equity – 0.1%
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
43,486	7.000	09/25/37		31,528
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
55,869	7.000	09/25/37		39,052

				70,580

Student Loans(a) – 2.4%
Brazos Higher Education Authority Series 2005-3, Class A14
174,053	0.357	09/25/23		172,884
Brazos Higher Education Authority Series 2011-1, Class A2
400,000	1.057	02/25/30		394,817
Brazos Higher Education Authority Series 2011-2, Class A2
400,000	1.097	07/25/29		395,998
Knowledgeworks Foundation Series 2010-1, Class A
282,535	1.207	02/25/42		278,682
Nelnet Student Loan Trust Series 2010-3A, Class A(f)
364,218	1.054	07/27/48		364,564

				1,606,945

TOTAL ASSET-BACKED SECURITIES
(Cost $2,117,709)				$2,177,337

Government Guarantee Obligations(g) – 9.2%
Ally Financial, Inc.
$1,100,000	1.750%	10/30/12		$1,119,596
Citigroup Funding, Inc.
1,300,000	1.875	10/22/12		1,325,392
600,000	1.875	11/15/12		612,063
General Electric Capital Corp.
700,000	2.125	12/21/12		717,297
Private Export Funding Corp.
2,000,000	3.550	04/15/13		2,103,862
U.S. Central Federal Credit Union
400,000	1.900	10/19/12		407,799

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $6,179,287)				$6,286,009

U.S. Treasury Obligations – 20.0%
United States Treasury Bill(h)
$5,200,000	0.000%	09/29/11		$5,199,675
United States Treasury Bonds
200,000	5.000	05/15/37		222,190
100,000	4.250	05/15/39		98,134
100,000	4.375	11/15/39		100,075
100,000	4.375	05/15/40		99,970
400,000	4.250	11/15/40		391,044
500,000	4.375	05/15/41		499,295
United States Treasury Inflation-Protected Securities
250,174	3.000	07/15/12		261,237
223,050	2.375	01/15/27		254,346
United States Treasury Notes
1,800,000	1.000	04/30/12		1,811,898
1,900,000	0.750	06/15/14		1,897,701
400,000	2.875	03/31/18		412,064
1,800,000	3.625	02/15/21		1,876,878
500,000	3.125	05/15/21		498,595

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $13,630,349)				$13,623,102

Shares	Rate	Value

Short-term Investment(a) – 35.9
JPMorgan U.S. Government Money Market Fund — Capital Shares
24,532,792	0.010%	$24,532,792
(Cost $24,532,792)

TOTAL INVESTMENTS – 130.6%
(Cost $89,082,129)		$89,163,214

LIABILITIES IN EXCESS OF OTHER ASSETS – (30.6)%		(20,869,654)

NET ASSETS – 100.0%		$68,293,560

The accompanying notes are an integral part of these financial statements.          37

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Schedule of Investments (continued)
June 30, 2011 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2011.

(b)	Issued with a zero coupon. Interest rate is contingent upon LIBOR reaching a predetermined level.

(c)	Security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(d)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $21,043,672 which represents approximately 30.8% of net assets as of June 30, 2011.

(e)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(f)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $364,564, which represents approximately 0.5% of net assets as of June 30, 2011.

(g)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

(h)	Issued with zero coupon. Income is recognized through the accretion of discount.

Investment Abbreviations:
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit

38          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At June 30, 2011, the Fund had the following forward sales contracts:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date(d)	Date	Amount	Value

FNMA	3.500%	TBA-30yr	07/14/11	$(3,000,000)	$(2,869,453)
FNMA	3.500	TBA-30yr	08/11/11	(2,000,000)	(1,907,656)

TOTAL (Proceeds Receivable: $4,827,031)					$(4,777,109)

FUTURES CONTRACTS — At June 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

U.S. Treasury Bonds	3	September 2011	$369,094	$(255)
U.S. Ultra Long Treasury Bonds	12	September 2011	1,515,000	(19,610)
2 Year U.S. Treasury Notes	19	September 2011	4,167,531	7,580
5 Year U.S. Treasury Notes	27	September 2011	3,218,274	(24,854)
10 Year U.S. Treasury Notes	27	September 2011	3,302,859	(30,568)

TOTAL				$(67,707)

The accompanying notes are an integral part of these financial statements.          39

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments
June 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 97.7%
Banks – 1.0%
51,921	First Republic Bank*	$1,676,010

Capital Goods – 8.0%
50,615	DigitalGlobe, Inc.*	1,286,127
85,517	Kennametal, Inc.	3,609,673
107,682	Quanta Services, Inc.*	2,175,176
37,383	Raytheon Co.	1,863,542
13,630	Rockwell Automation, Inc.	1,182,539
34,039	Roper Industries, Inc.	2,835,449

		12,952,506

Commercial & Professional Services – 2.2%
43,411	Ritchie Bros Auctioneers, Inc.	1,193,369
68,765	Verisk Analytics, Inc. Class A*	2,380,644

		3,574,013

Consumer Durables & Apparel – 4.2%
156,861	Newell Rubbermaid, Inc.	2,475,267
53,454	Phillips-Van Heusen Corp.	3,499,633
6,398	Polo Ralph Lauren Corp.	848,439

		6,823,339

Consumer Services – 3.8%
60,157	Coinstar, Inc.*	3,280,963
32,560	Darden Restaurants, Inc.	1,620,185
34,729	Marriott International, Inc. Class A	1,232,532

		6,133,680

Diversified Financials – 9.6%
8,859	Affiliated Managers Group, Inc.*	898,746
27,177	IntercontinentalExchange, Inc.*	3,389,244
36,854	Invesco Ltd.	862,384
60,970	Lazard Ltd. Class A	2,261,987
59,555	MSCI, Inc. Class A*	2,244,032
58,539	Northern Trust Corp.	2,690,452
97,869	SLM Corp.	1,645,178
82,405	TD Ameritrade Holding Corp.	1,607,721

		15,599,744

Energy – 11.0%
74,937	Cameron International Corp.*	3,768,582
17,852	Core Laboratories NV	1,991,212
39,798	Dril-Quip, Inc.*	2,699,498
65,066	Petrohawk Energy Corp.*	1,605,178
32,329	Pioneer Natural Resources Co.	2,895,709
47,842	Southwestern Energy Co.*	2,051,465
50,031	Whiting Petroleum Corp.*	2,847,264

		17,858,908

Health Care Equipment & Services – 7.8%
20,448	C. R. Bard, Inc.	2,246,417
90,632	CareFusion Corp.*	2,462,472
82,510	Emdeon, Inc. Class A*	1,082,531
36,047	Henry Schein, Inc.*	2,580,605
4,149	Intuitive Surgical, Inc.*	1,543,884
58,226	St. Jude Medical, Inc.	2,776,216

		12,692,125

Household & Personal Products – 1.9%
109,234	Avon Products, Inc.	3,058,552

Insurance – 1.4%
74,578	Principal Financial Group, Inc.	2,268,663

Materials – 2.0%
28,698	Ecolab, Inc.	1,617,993
58,420	Nalco Holding Co.	1,624,660

		3,242,653

Media – 2.0%
61,511	Lamar Advertising Co. Class A*	1,683,556
32,332	Scripps Networks Interactive, Inc. Class A	1,580,388

		3,263,944

Real Estate – 1.6%
102,066	CB Richard Ellis Group, Inc. Class A*	2,562,877

Retailing – 9.4%
58,977	Bed Bath & Beyond, Inc.*	3,442,487
46,810	Dick’s Sporting Goods, Inc.*	1,799,845
57,420	GameStop Corp. Class A*	1,531,391
79,026	PetSmart, Inc.	3,585,410
165,482	Staples, Inc.	2,614,616
79,780	Urban Outfitters, Inc.*	2,245,807

		15,219,556

Semiconductors & Semiconductor Equipment – 5.6%
42,376	Altera Corp.	1,964,128
43,782	Linear Technology Corp.	1,445,682
104,857	NVIDIA Corp.*	1,670,896
110,148	Xilinx, Inc.	4,017,097

		9,097,803

Software & Services – 15.0%
30,240	Citrix Systems, Inc.*	2,419,200
23,482	Equinix, Inc.*	2,372,152
22,175	FleetCor Technologies, Inc.*	657,267
103,847	Genpact Ltd.*	1,790,322
82,701	Global Payments, Inc.	4,217,751
20,281	Rackspace Hosting, Inc.*	866,810
104,678	RealD, Inc.*	2,448,419
101,053	Renren, Inc. ADR*	894,319
16,192	Salesforce.com, Inc.*	2,412,284
71,513	SuccessFactors, Inc.*	2,102,482
103,565	The Western Union Co.	2,074,407
45,883	VeriFone Systems, Inc.*	2,034,911

		24,290,324

Technology Hardware & Equipment – 5.8%
58,939	Amphenol Corp. Class A	3,182,117
35,091	Dolby Laboratories, Inc. Class A*	1,489,964
65,768	FLIR Systems, Inc.	2,217,039
47,021	NetApp, Inc.*	2,481,768

		9,370,888

40          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Shares	Description	Value

Common Stocks – (continued)

Telecommunication Services – 4.8%
45,295	Crown Castle International Corp.*	$1,847,583
94,253	SBA Communications Corp. Class A*	3,599,522
113,947	tw telecom, inc.*	2,339,332

		7,786,437

Transportation – 0.6%
13,297	C.H. Robinson Worldwide, Inc.	1,048,335

TOTAL COMMON STOCKS
(Cost $133,499,865)		$158,520,357

Shares	Rate	Value

Short-term Investment(a) – 2.3%
JPMorgan U.S. Government Money Market Fund — Capital Shares
3,790,358	0.010%	$3,790,358
(Cost $3,790,358)

TOTAL INVESTMENTS – 100.0%
(Cost $137,290,223)		$162,310,715

LIABILITIES IN EXCESS OF OTHER ASSETS – 0.0%		(28,554)

NET ASSETS – 100.0%		$162,282,161

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2011.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.          41

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Assets and Liabilities
June 30, 2011 (Unaudited)

				Growth
	Core Fixed	Equity Index	Government	Opportunities
	Income Fund	Fund	Income Fund	Fund

Assets:

Investments in securities, at value (identified cost $184,987,660, $155,818,341, $89,082,129 and $137,290,223, respectively)	$186,876,603	$190,828,923	$89,163,214	$162,310,715
Cash	1,510	—	—	—
Foreign currencies, at value (identified cost $5,652 for the Core Fixed Income Fund)	5,756	—	—	—
Receivables:
Investment securities sold on an extended-delivery basis	25,608,985	—	14,169,687	—
Investment securities sold	1,678,531	550,299	414	260,031
Interest and dividends, at value	1,032,782	242,619	157,774	61,100
Fund shares sold	92,122	84,189	138,004	65,132
Reimbursement from investment adviser	41,420	26,318	35,288	32,378
Forward foreign currency exchange contracts, at value	36,575	—	—	—
Due from broker — variation margin, at value	—	11,200	—	—
Other assets	1,369	1,263	622	1,017

Total assets	215,375,653	191,744,811	103,665,003	162,730,373

Liabilities:

Payables:
Investment securities purchased on an extended-delivery basis	46,841,328	—	30,426,875	—
Forward Sale Contracts, at value (proceeds receivable $7,723,516, $0, $4,827,031 and $0, respectively)	7,646,563	—	4,777,109	—
Investment securities purchased	1,612,509	—	—	112,662
Forward foreign currency exchange contracts, at value	142,561	—	—	—
Fund shares redeemed	94,733	23,559	20,206	109,688
Amounts owed to affiliates	88,787	87,901	46,854	152,293
Due to broker — variation margin, at value	51,248	—	30,320	—
Accrued expenses	83,139	78,145	70,079	73,569

Total liabilities	56,560,868	189,605	35,371,443	448,212

Net Assets:

Paid-in capital	170,623,940	183,686,964	67,370,254	137,232,495
Accumulated undistributed (distributions in excess of) net investment income (loss)	(59,420)	1,723,441	(3,201)	(374,472)
Accumulated net realized gain (loss) from investment, futures and foreign currency related transactions	(13,489,192)	(28,913,796)	863,207	403,646
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	1,739,457	35,058,597	63,300	25,020,492

NET ASSETS	$158,814,785	$191,555,206	$68,293,560	$162,282,161

Total Service Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):	15,704,512	19,475,827	6,396,484	23,175,720
Net asset value, offering and redemption price per share	$10.11	$9.84	$10.68	$7.00

42          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Operations
For the Six Months Ended June 30, 2011 (Unaudited)

				Growth
	Core Fixed	Equity Index	Government	Opportunities
	Income Fund	Fund	Income Fund	Fund

Investment income:

Interest	$2,519,250	$—	$658,179	$—
Dividends (net of foreign taxes withheld of $2,303 for the Growth Opportunities Fund)	3,029	1,929,175	2,621	530,159

Total investment income	2,522,279	1,929,175	660,800	530,159

Expenses:

Management fees	325,394	292,314	188,395	777,850
Distribution and Service fees	203,371	243,593	87,220	194,462
Professional fees	49,295	40,806	46,252	38,483
Custody and accounting fees	37,760	25,027	29,611	26,506
Printing and mailing costs	30,845	32,245	25,358	31,060
Transfer Agent fees	16,268	19,486	6,977	15,556
Trustee fees	8,307	8,365	8,241	8,316
Other	4,955	3,868	3,527	4,715

Total expenses	676,195	665,704	395,581	1,096,948

Less — expense reductions	(127,910)	(194,110)	(111,594)	(176,104)

Net expenses	548,285	471,594	283,987	920,844

NET INVESTMENT INCOME (LOSS)	1,973,994	1,457,581	376,813	(390,685)

Realized and unrealized gain (loss) from investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions (including commissions recaptured of $33,261 for the Growth Opportunities Fund)	2,523,063	3,005,121	1,717,387	7,481,042
Futures transactions	(111,782)	115,198	(362,654)	—
Forward foreign currency exchange contracts (includes $23,158 of losses on foreign currency related transactions)	(265,349)	—	—	—
Net change in unrealized gain (loss) on:
Investments	(28,787)	6,599,144	(632,411)	(856,542)
Futures	232,900	35,156	161,242	—
Forward foreign currency exchange contracts (includes $274 of losses on translation of assets and liabilities denominated in foreign currencies)	(75,001)	—	—	—

Net realized and unrealized gain from investment, futures and foreign currency related transactions	2,275,044	9,754,619	883,564	6,624,500

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,249,038	$11,212,200	$1,260,377	$6,233,815

The accompanying notes are an integral part of these financial statements.          43

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund
	For the
	Six Months Ended	For the
	June 30, 2011	Fiscal Year Ended
	(Unaudited)	December 31, 2010

From operations:

Net investment income (loss)	$1,973,994	$5,067,283
Net realized gain from investment, futures and foreign currency related transactions	2,145,932	5,695,098
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	129,112	2,132,947

Net increase in net assets resulting from operations	4,249,038	12,895,328

Distributions to shareholders:

From net investment income	(2,442,779)	(5,464,354)
From net realized gains	—	—

Total distributions to shareholders	(2,442,779)	(5,464,354)

From share transactions:

Proceeds from sales of shares	4,470,079	14,587,352
Reinvestment of distributions	2,442,779	5,464,354
Cost of shares redeemed	(20,624,683)	(39,940,402)

Net decrease in net assets resulting from share transactions	(13,711,825)	(19,888,696)

TOTAL INCREASE (DECREASE)	(11,905,566)	(12,457,722)

Net assets:

Beginning of period	170,720,351	183,178,073

End of period	$158,814,785	$170,720,351

Accumulated undistributed (distributions in excess of) net investment income (loss)	$(59,420)	$409,365

Summary of share transactions:

Shares sold	441,889	1,456,328
Shares issued on reinvestment of distributions	243,656	549,659
Shares redeemed	(2,045,368)	(3,991,289)

NET INCREASE (DECREASE)	(1,359,823)	(1,985,302)

44          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Equity Index Fund		Government Income Fund		Growth Opportunities Fund
For the		For the		For the
Six Months Ended	For the	Six Months Ended	For the	Six Months Ended	For the
June 30, 2011	Fiscal Year Ended	June 30, 2011	Fiscal Year Ended	June 30, 2011	Fiscal Year Ended
(Unaudited)	December 31, 2010	(Unaudited)	December 31, 2010	(Unaudited)	December 31, 2010

$1,457,581	$2,867,686	$376,813	$1,174,322	$(390,685)	$(712,464)
3,120,319	3,039,130	1,354,733	2,243,162	7,481,042	16,003,733
6,634,300	19,814,112	(471,169)	337,789	(856,542)	8,130,062

11,212,200	25,720,928	1,260,377	3,755,273	6,233,815	23,421,331

—	(2,986,451)	(468,085)	(1,312,896)	—	—
—	—	—	(523,731)	—	—

—	(2,986,451)	(468,085)	(1,836,627)	—	—

13,100,098	4,058,717	7,272,370	16,983,366	22,301,861	19,089,330
—	2,986,451	468,085	1,836,627	—	—
(26,631,092)	(34,493,149)	(12,550,424)	(23,187,620)	(12,157,180)	(24,317,063)

(13,530,994)	(27,447,981)	(4,809,969)	(4,367,627)	10,144,681	(5,227,733)

(2,318,794)	(4,713,504)	(4,017,677)	(2,448,981)	16,378,496	18,193,598

193,874,000	198,587,504	72,311,237	74,760,218	145,903,665	127,710,067

$191,555,206	$193,874,000	$68,293,560	$72,311,237	$162,282,161	$145,903,665

$1,723,441	$265,860	$(3,201)	$88,071	$(374,472)	$16,213

238,533	481,675	685,472	1,598,199	3,195,217	3,177,035
—	322,163	44,245	174,144	—	—
(1,628,690)	(4,084,097)	(1,183,519)	(2,183,890)	(1,733,520)	(4,134,939)

(1,390,157)	(3,280,259)	(453,802)	(411,547)	1,461,697	(957,904)

The accompanying notes are an integral part of these financial statements.          45

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
			Net			Distributions						Ratio of		Ratio of		Portfolio	Portfolio
	Net asset		realized			to shareholders	Net asset		Net assets,	Ratio of		total		net investment		turnover rate	turnover rate
	value,	Net	and		Total from	from net	value,		end of	net expenses		expenses		income		(including the	(excluding the
	beginning	investment	unrealized		investment	investment	end of	Total	period	to average		to average		to average		effect of mortgage	effect of mortgage
Year	of period	income(a)	gain (loss)		operations	income	period	return(b)	(in 000s)	net assets		net assets		net assets		dollar rolls)	dollar rolls)

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2011	$10.00	$0.12	$0.14		$0.26	$(0.15)	$10.11	2.65%	$158,815	0.67	%(c)	0.83	%(c)	2.43	%(c)	301%	216%

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2010	9.62	0.28	0.41		0.69	(0.31)	10.00	7.18	170,720	0.67		0.81		2.80		399	307
2009	8.81	0.39	0.87		1.26	(0.45)	9.62	14.68	183,178	0.67		0.79		4.29		187	159
2008	10.13	0.47	(1.31)		(0.84)	(0.48)	8.81	(8.56)	182,978	0.67		0.77		4.92		140	105
2007	9.94	0.48	0.17		0.65	(0.46)	10.13	6.81	264,389	0.54	(d)	0.76	(d)	4.82	(d)	123	92
2006(e)	9.98	0.44	(0.03	)(f)	0.41	(0.45)	9.94	4.23 (g)	285,768	0.54		0.78		4.49		265	259

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. The Goldman Sachs Core Fixed Income Fund first began operations as the Allmerica Select Investment Grade Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(c)	Annualized.
(d)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.
(e)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Core Fixed Income Fund issued Service Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.
(f)	Reflects an increase of $0.04 due to payments received for class action settlements received this year.
(g)	Total return reflects the impact of payments received for class action settlements received this year. Excluding such payment, the total return would have been 3.81%.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
			Net		Distributions to shareholders								Ratio of		Ratio of
	Net asset		realized			From		Net asset		Net assets,	Ratio of		total		net investment
	value,	Net	and	Total from	From net	net		value,		end of	net expenses		expenses		income		Portfolio
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	period	to average		to average		to average		turnover
Year	of period	income(a)	gain (loss)	operations	income	gains	distributions	period	return(b)	(in 000s)	net assets		net assets		net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2011	$9.29	$0.07	$0.48	$0.55	$—	$—	$—	$9.84	5.92%	$191,555	0.48	%(c)	0.68	%(c)	1.50	%(c)	1%

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2010	8.22	0.13	1.08	1.21	(0.14)	—	(0.14)	9.29	14.92	193,874	0.51		0.71		1.52		4
2009	6.61	0.14	1.62	1.76	(0.15)	—	(0.15)	8.22	26.28	198,588	0.59		0.68		1.97		5
2008	11.42	0.17	(4.46)	(4.29)	(0.18)	(0.34)	(0.52)	6.61	(37.18)	187,383	0.60		0.69		1.81		4
2007	11.04	0.18	0.41	0.59	(0.21)	—	(0.21)	11.42	5.32	364,288	0.41	(d)	0.68	(d)	1.57	(d)	8
2006(e)	9.71	0.16	1.34	1.50	(0.17)	—	(0.17)	11.04	15.49 (f)	438,471	0.41		0.67		1.53		4

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. The Goldman Sachs Equity Index Fund first began operations as the Allmerica Equity Index Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(c)	Annualized.
(d)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.
(e)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Equity Index Fund issued Service Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.
(f)	Total return reflects the impact of a payment from previous investment manager of a merged fund to compensate for possible adverse effects of trading activity of certain contract holders of the merged fund prior to January 9, 2006 received this year. Excluding such payments, the total return would have been 15.39%.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
			Net		Distributions to shareholders								Ratio of		Ratio of		Portfolio	Portfolio
	Net asset		realized			From		Net asset		Net assets,	Ratio of		total		net investment		turnover rate	turnover rate
	value,	Net	and	Total from	From net	net		value,		end of	net expenses		expenses		income		(including the	(excluding the
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	period	to average		to average		to average		effect of mortgage	effect of mortgage
Year	of period	income(a)	gain (loss)	operations	income	gains	distributions	period	return(b)	(in 000s)	net assets		net assets		net assets		dollar rolls)	dollar rolls)

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2011	$10.56	$0.06	$0.13	$0.19	$(0.07)	$—	$(0.07)	$10.68	1.82%	$68,294	0.81	%(c)	1.13	%(c)	1.08	%(c)	482%	312%

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2010	10.29	0.17	0.37	0.54	(0.19)	(0.08)	(0.27)	10.56	5.19	72,311	0.81		1.08		1.56		614	416
2009	10.14	0.31	0.33	0.64	(0.36)	(0.13)	(0.49)	10.29	6.44	74,760	0.81		1.05		3.01		287	231
2008	10.27	0.42	(0.11)	0.31	(0.44)	—	(0.44)	10.14	3.14	87,050	0.81		1.04		4.12		244	184
2007	9.96	0.42	0.29	0.71	(0.40)	—	(0.40)	10.27	7.34	85,978	0.67	(d)	1.03	(d)	4.19	(d)	217	146
2006(e)	9.98	0.39	0.01	0.40	(0.42)	—	(0.42)	9.96	4.05	87,063	0.68		1.02		3.96		523	447

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. The Goldman Sachs Government Income Fund first began operations as the Allmerica Government Bond Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(c)	Annualized.
(d)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.03% of average net assets.
(e)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Government Income Fund issued Service Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
			Net		Distributions						Ratio of		Ratio of
	Net asset		realized		to shareholders	Net asset		Net assets,	Ratio of		total		net investment
	value,	Net	and	Total from	from net	value,		end of	net expenses		expenses		loss		Portfolio
	beginning	investment	unrealized	investment	realized	end of	Total	period	to average		to average		to average		turnover
Year	of period	loss(a)	gain (loss)	operations	gains	period	return(b)	(in 000s)	net assets		net assets		net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2011	$6.72	$(0.02)	$0.30	$0.28	$—	$7.00	4.17%	$162,282	1.18	%(c)	1.41	%(c)	(0.50	)%(c)	23%

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2010	5.63	(0.03)	1.12	1.09	—	6.72	19.36	145,904	1.18		1.43		(0.56)		57
2009	3.55	(0.02)	2.10	2.08	—	5.63	58.59	127,710	1.18		1.43		(0.50)		71
2008	6.20	(0.02)	(2.52)	(2.54)	(0.11)	3.55	(40.72)	95,237	1.18		1.37		(0.32)		78
2007	6.07	(0.03)	1.22	1.19	(1.06)	6.20	19.37	200,146	1.14	(d)	1.38	(d)	(0.48	)(d)	73
2006(e)	9.69	(0.06)	0.68	0.62	(4.24)	6.07	5.74	215,251	1.15		1.37		(0.60)		82

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. The Goldman Sachs Growth Opportunities Fund first began operations as the Allmerica Select Capital Appreciation Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(c)	Annualized.
(d)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.
(e)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Growth Opportunities Fund issued Service Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements
June 30, 2011 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Core Fixed Income Fund, Goldman Sachs Equity Index Fund, Goldman Sachs Government Income Fund and Goldman Sachs Growth Opportunities Fund (collectively, the “Funds” or individually a “Fund”). The Funds are diversified portfolios under the Act offering one class of shares — Service Shares.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each Fund pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Certain dividends from foreign securities

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

will be recorded when the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Funds as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.

C. Commission Recapture — The Growth Opportunities Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

D. Expenses — Expenses incurred by the Funds, which may not specifically relate to the Funds, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily. Non-class specific expenses are allocated daily to each share class of the respective Fund based upon the relative proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Code, applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

Core Fixed Income and Government Income	Quarterly	Annually

Equity Index and Growth Opportunities	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statements of Operations, however, the effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included as an increase or decrease to net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies.

G. Forward Foreign Currency Exchange Contracts — All forward foreign currency exchange contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Funds on a daily basis and realized gains or losses are recorded on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

H. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

I. Mortgage-Backed and Asset-Backed Securities — The Core Fixed Income, Government Income and Growth Opportunities Funds may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property.
Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security through maturity. These adjustments are included in interest income. Payments received for PO’s are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains.

J. Mortgage Dollar Rolls — The Core Fixed Income and Government Income Funds may enter into mortgage dollar rolls (“dollar rolls”) in which the Funds sell securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds treat dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Funds will not be entitled to accrue interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other counterparty.

K. Treasury Inflation-Protected Securities — The Funds may invest in treasury inflation protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Funds’ distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

L. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities that have been authorized, but not yet issued in the market. When issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended delivery basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must “set aside” liquid assets, or engage in other appropriate measures to “cover” their obligations under these contracts.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

3. FAIR VALUE OF INVESTMENTS (continued)

unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The following is a summary of the Funds’ investments and derivatives categorized in the fair value hierarchy as of June 30, 2011:

CORE FIXED INCOME
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$34,990,901	$—
Mortgage-Backed Obligations	—	92,570,470	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	7,368,309	—	—
Asset-Backed Securities	—	3,933,388	—
Foreign Debt Obligations	—	12,641,844	—
Municipal Debt Obligations	—	3,698,397	—
Government Guarantee Obligations	—	7,546,611	—
Short-term Investment	24,126,683	—	—

Total	$31,494,992	$155,381,611	$—

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(7,646,563)	$—

Derivative Type

Assets(a)
Futures Contracts	$21,124	$—	$—
Forward Foreign Currency Exchange Contracts	—	36,575	—

Liabilities(a)
Futures Contracts	$(138,908)	$—	$—
Forward Foreign Currency Exchange Contracts	—	(142,561)	$—

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

EQUITY INDEX
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$190,439,215	$—	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	139,997	—	—
Short-term Investment	249,711	—	—

Total	$190,828,923	$—	$—

Derivative Type

Assets(a)
Futures Contracts	$48,015	$—	$—

GOVERNMENT INCOME
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Obligations	$—	$37,588,981	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	13,945,252	4,632,843	—
Asset-Backed Securities	—	2,177,337	—
Government Guarantee Obligations	—	6,286,009	—
Short-term Investment	24,532,792	—	—

Total	$38,478,044	$50,685,170	$—

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(4,777,109)	$—

Derivative Type

Assets(a)
Futures Contracts	$7,580	$—	$—

Liabilities(a)
Futures Contracts	$(75,287)	$—	$—

GROWTH OPPORTUNITIES
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$158,520,357	$—	$—
Short-term Investment	3,790,358	—	—

Total	$162,310,715	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

4. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
During the six months ended June 30, 2011, the Core Fixed Income, Government Income and Equity Index Funds entered into certain derivative contract types. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The following tables set forth, by certain risk types, the gross value of these derivative contracts for trading activities as of June 30, 2011. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Core Fixed Income

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities
Interest rate	Due from broker — variation margin, at value	$21,124	(a)	Due to broker — variation margin, at value	$(138,908	)(a)

Currency	Receivables for forward foreign currency exchange contracts, at value	36,575		Payables for forward foreign currency exchange contracts, at value	(142,561)

Total		$57,699			$(281,469)

		Statements of Assets		Statements of Assets
Fund	Risk	and Liabilities Location	Assets(a)	and Liabilities Location	Liabilities(a)
Equity Index	Equity	Due from broker — variation margin, at value	$48,015	—	$—

Government Income	Interest Rate	Due from broker — variation margin, at value	7,580	Due to broker — variation margin, at value	(75,287)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2011. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain securities, and accordingly, certain gains (losses) on such

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

derivative contracts may offset certain (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Core Fixed Income

			Net Change in	Average
		Net Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	$(111,782)	$232,900	213

Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	(242,191)	(75,275)	150

Total		$(353,973)	$157,625	363

The following table represents gains (losses) which are included in “Net realized gain (loss) from future transactions” and “Net change in unrealized gain (loss) on futures” in the Statements of Operations.

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Fund	Gain (Loss)	Gain (Loss)	Contracts(a)
Equity	Equity Index	$115,198	$35,156	22

Interest rate	Government Income	(362,654)	161,242	104

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2011.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the six months ended June 30, 2011, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	First	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.40%	0.40%

Government Income	0.54	0.49	0.47	0.46	0.45	0.54	0.54

Growth Opportunities	1.00	1.00	0.90	0.86	0.84	1.00	1.00 *

*	Effective June 30, 2011, GSAM agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.97% through at least April 29, 2012. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Agreement for the Equity Index Fund provides for a contractual management fee at an annual rate equal to 0.30% of the Fund’s average daily net assets. For the six months ended June 30, 2011, GSAM has agreed to waive a portion of its management fee in order to achieve the following effective annual rates which will remain in effect through at least April 29, 2012 and prior to such date GSAM may not terminate the arrangement without the approval of the trustees:

Management Rate
$0 – $400 million	Over $400 million	Effective Rate

0.21%	0.20%	0.21%

As authorized by the Agreement, GSAM has entered into a Sub-advisory Agreement with SSgA which serves as the sub-adviser to the Equity Index Fund and provides the day-to-day advice regarding the Fund’s portfolio transactions. As compensation for its services, SSgA is entitled to a fee, accrued daily and paid monthly by GSAM, at the following annual rates of the Fund’s average daily net assets: 0.03% on the first $50 million, 0.02% on the next $200 million, 0.01% on the next $750 million and 0.008% over $1 billion. The effective Sub-advisory fee was 0.02% for the six months ended June 30, 2011.

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Funds, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. For the Growth Opportunities Fund, Goldman Sachs has agreed to waive distribution and services fees so as not to exceed an annual rate of 0.16% of average daily net assets of the Fund. This distribution and service fee waiver will remain in place through at least April 29, 2012, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the trustees.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of the Funds.

D. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.004% of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense reimbursements will remain in place through at least April 29, 2012, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees.
For the six months ended June 30, 2011, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

	Management	Distribution and	Other	Total
	Fee	Service Fee	Expense	Expense
Fund	Waiver	Waiver	Reimbursement	Reductions

Core Fixed Income	$—	$—	$128	$128

Equity Index	88	—	106	194

Government Income	—	—	112	112

Growth Opportunities	— *	70	106	176

*	Amount is less than $500.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of June 30, 2011, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution	Transfer
	Management	and Service	Agent
Fund	Fees	Fees	Fees	Total

Core Fixed Income	$53	$33	$3	$89

Equity Index	46	39	3	88

Government Income	31	15	1	47

Growth Opportunities	129	21	2	152

E. Line of Credit Facility — As of June 30, 2011, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2011, the Funds did not have any borrowings under the facility.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2011, were as follows:

				Sales and
		Purchases	Sales and	Maturities
	Purchases of U.S.	(Excluding U.S.	Maturities of U.S.	(Excluding U.S.
	Government and	Government and	Government and	Government and
Fund	Agency Obligations	Agency Obligations)	Agency Obligations	Agency Obligations)

Core Fixed Income	$458,663,319	$33,426,012	$473,374,407	$34,571,650

Equity Index	—	2,180,877	—	14,441,786

Government Income	308,809,062	3,593,930	320,343,811	272,458

Growth Opportunities	—	46,558,515	—	34,897,793

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2010, the Funds’ capital loss carryforwards on a tax-basis were as follows:

	Core Fixed	Equity	Government	Growth
	Income	Index	Income	Opportunities

Capital loss carryforward: (1)
Expiring 2011	—	(8,097,717)	—	—
Expiring 2012	—	(2,961,297)	—	—
Expiring 2014	(4,813,823)	—	—	—
Expiring 2017	(5,634,986)	(4,133,732)	—	(5,903,029)
Expiring 2018	(4,488,774)	—	—	—

Total capital loss carryforward	$(14,937,583)	$(15,192,746)	$—	$(5,903,029)

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2011, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core Fixed	Equity	Government	Growth
	Income	Index	Income	Opportunities

Tax cost	$184,987,660	$172,607,606	$89,100,626	$138,448,377

Gross unrealized gain	4,182,364	57,367,307	733,566	29,912,700
Gross unrealized loss	(2,293,421)	(39,145,990)	(670,978)	(6,050,362)

Net unrealized security gain	$1,888,943	$18,221,317	62,588	23,862,338

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and forward foreign currency exchange contracts and differences related to the tax treatment of underlying fun investments.
GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

8. OTHER RISKS

Funds’ Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

8. OTHER RISKS (continued)

redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUND

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background
The Goldman Sachs Core Fixed Income, Goldman Sachs Government Income, Goldman Sachs Growth Opportunities and Goldman Sachs Equity Index Funds (the “Funds”) are investment portfolios of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds and the sub-advisory agreement (the “Sub-Advisory Agreement”, and together with the Management Agreements, the “Agreements”) between the Investment Adviser and SSgA Funds Management, Inc. (the “Sub-Adviser”) on behalf of the Equity Index Fund.
The Agreements were most recently approved for continuation until June 30, 2012 by the Board of Trustees, including those Trustees who are not parties to the Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2011 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Agreements were last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreements, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, (for Growth Opportunities and Core Fixed Income Funds) comparable institutional composites managed by the Investment Adviser, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreements and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:

(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUND

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(f)	the undertakings of the Investment Adviser to waive certain fees (with respect to the Equity Index Fund and Growth Opportunities Fund) and reimburse certain expenses of each of the Funds that exceed specified levels; the undertaking of Goldman, Sachs & Co. (“Goldman Sachs”), the Funds’ distributor, to waive a portion of the distribution and service fees paid by the Growth Opportunities Fund; and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio brokerage (in the case of the Growth Opportunities and Equity Index Funds (the “Equity Funds”)), distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Equity Funds, an update on the Investment Adviser’s soft dollars practices (in the case of the Growth Opportunities Fund) and other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the manner in which portfolio manager compensation is determined, and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers (including the Equity Index Fund’s Sub-Adviser), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreements; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.
The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.
The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreements
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services (including, with respect to the Equity Index Fund, the Investment Adviser’s oversight of the Sub-Adviser), that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various portfolio management teams, including the portfolio management team managing the Core Fixed Income and Government Income Funds (the “Fixed Income Funds”), that had occurred in recent periods, the potential benefit to the Funds of recent increases in headcount at the Investment Adviser and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUND

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Investment Performance
The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the Funds to their peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2010, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data provider. The information on each Fund’s investment performance was provided for the one-, three- and five-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions (and credit and duration parameters in the case of the Fixed Income Funds). The Trustees also received information comparing the Growth Opportunities and Core Fixed Income Funds’ performance to that of a comparable institutional composite managed by the Investment Adviser. The Trustees considered whether each Fund had operated within its investment policies and had complied with its investment limitations.
In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.
The Independent Trustees noted that for the one-year period ended May 31, 2011, the Core Fixed Income Fund had outperformed its benchmark index, but had ranked in the bottom half of its peer group. They also noted that the Government Income Fund ranked in the bottom half of its peer group and had underperformed its benchmark index for the one-year period ended May 31, 2011. The Independent Trustees observed that both of the Fixed Income Funds had performance for multiple time periods that was in the bottom half of their respective peer groups, and that they had communicated their concerns to the Investment Adviser’s senior management. The Independent Trustees also noted that they had received assurances from the Investment Adviser’s senior management that measures would continue to be taken to address the Fixed Income Funds’ performance.
The Independent Trustees noted that for the one-year period ended May 31, 2011, the Growth Opportunities Fund ranked in the bottom half of its peer group, and had underperformed its benchmark index during that period. The Independent Trustees also noted that the Growth Opportunities Fund had ranked in the top half of its peer group for the three- and five-year periods ended May 31, 2011. The Independent Trustees observed that they had communicated their concerns regarding the recent performance of the Growth Opportunities Fund to the Investment Adviser’s senior management and had received assurances that measures would be taken to address the Fund’s performance.
The Independent Trustees noted that for the one-, three- and five-year periods ended May 31, 2011, the Equity Index Fund ranked in the top half of its peer group. They also noted that the Equity Index Fund had underperformed its benchmark index for the one-year period ended May 31, 2011 by an amount less than Fund expenses.

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by each Fund under its respective Management Agreement and payable by the Investment Adviser under the Sub-Advisory Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints (as applicable) to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history comparing each Fund’s expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Trustees considered the Investment Adviser’s undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels and to waive a portion of the contractual management fees paid by the Equity Index Fund and Growth Opportunities Fund, as well as Goldman Sachs’ undertaking to waive a portion of the distribution and service fees paid by the Growth Opportunities Fund’s Service Shares. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUND

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Management Agreements.
In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2010 and 2009, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and (as applicable) the rationale for the Funds’ breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Core Fixed Income, Government Income and Growth Opportunities Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Core Fixed	Government	Growth
	Income	Income	Opportunities
	Fund	Fund	Fund

First $1 billion	0.40%	0.54%	1.00%
Next $1 billion	0.36	0.49	1.00
Next $3 billion	0.34	0.47	0.90
Next $3 billion	0.33	0.46	0.86
Over $8 billion	0.32	0.45	0.84

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to limit fees (with respect to the Growth Opportunities Fund) and “other expenses” ratios (excluding certain expenses) (with respect to all of the Funds) to certain amounts. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.
With respect to the Equity Index Fund, the Trustees noted that while its Management Agreement did not have breakpoints, the Investment Adviser had agreed to waive fees in order to achieve the following effective annual rates: 0.21% on the first $400 million of average daily net assets and 0.20% of average daily net assets in excess of $400 million. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; and information comparing the contractual fee rate charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other variable annuity equity index funds. The Trustees noted that, in relation to the Investment Adviser’s management fee waiver mentioned above, the fees actually paid by the Fund were reduced by the Investment Adviser’s undertaking to limit the “other expenses” ratio (excluding certain expenses) to a certain amount.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUND

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

The Trustees also considered and approved the following breakpoints in the contractual fee rate (paid by the Investment Adviser) in the Sub-Advisory Agreement:

Equity Index Fund
(Sub-Advisory Fee)

First $50 million	0.03%
Next $200 million	0.02
Next $750 million	0.01
Over $1 billion	0.008

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities transactions (on behalf of the Equity Funds) and futures transactions (on behalf of all of the Funds); (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions (on behalf of the Growth Opportunities Fund); (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of the fall-out benefits.

Other Benefits to the Funds and Their Shareholders
The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Approval of Sub-Advisory Agreement
The Trustees concluded that the Sub-Advisory Agreement with respect to the Equity Index Fund should be continued and approved. In reaching this determination, they relied on the information provided by the Investment Adviser and the Sub-Adviser. The Trustees noted that the Fund commenced operations in January 2006, and reviewed the Fund’s operations and investment performance since then. The Trustees reviewed the respective services provided to the Fund by the Investment Adviser under its Management Agreement and by the Sub-Adviser under its Sub-Advisory Agreement. They considered the Sub-Adviser’s strong record in tracking the performance of the Fund’s benchmark, in accordance with the investment objective of the Fund. They also considered the Sub-Adviser’s experience in index investing and its compliance policies and procedures and code of ethics. They considered the contractual management fee rate received by the Sub-Adviser (along with the breakpoints in the fee schedule) and noted that the compensation paid to the Sub-Adviser was paid by the Investment Adviser, not by the Fund, and that the retention of the Sub-Adviser does not increase the fees incurred by the Fund for advisory services. After deliberation and consideration of the information provided, the Trustees unanimously concluded that the sub-advisory fee to be paid by the Investment Adviser to the Sub-Adviser with respect to the Equity Index Fund was reasonable in light of the services provided by the Sub-Adviser and the Fund’s current and reasonably foreseeable asset levels; that the Sub-Adviser’s continued management would likely benefit the Equity Index Fund and its shareholders; and that the Sub-Advisory Agreement should be approved and continued until June 30, 2012.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUND

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Conclusion
In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each applicable Fund until June 30, 2012.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Fund Expenses — Six Month Period Ended June 30, 2011 (Unaudited)

As a shareholder of the Service Shares of the Funds, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2011 through June 30, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Funds, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Core Fixed Income Fund			Equity Index Fund			Government Income Fund			Growth Opportunities Fund
	Beginning	Ending	Expenses	Beginning	Ending	Expenses	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid for the	Account	Account	Paid for the	Account	Account	Paid for the	Account	Account	Paid for the
	Value	Value	6 Months Ended	Value	Value	6 Months Ended	Value	Value	6 Months Ended	Value	Value	6 Months Ended
	1/01/11	6/30/11	6/30/11*	1/01/11	6/30/11	6/30/11*	1/01/11	6/30/11	6/30/11*	1/01/11	6/30/11	6/30/11*
Actual	$1,000	$1,026.50	$3.37	$1,000	$1,059.20	$2.45	$1,000	$1,018.20	$4.05	$1,000	$1,041.70	$5.97
Hypothetical 5% return	1,000	1,021.47 +	3.36	1,000	1,022.41 +	2.41	1,000	1,020.78 +	4.06	1,000	1,018.94 +	5.91

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Service

Core Fixed Income	0.67%
Equity Index	0.48
Government Income	0.81
Growth Opportunities	1.18

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	George F. Travers, Principal Financial Officer
John P. Coblentz, Jr.	Peter V. Bonanno, Secretary
Diana M. Daniels	Scott M. McHugh, Treasurer
Joseph P. LaRusso
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
200 West Street, New York, New York 10282

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.
Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.
Toll Free (in U.S.): 800-292-4726
This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds.

© 2011 Goldman Sachs. All rights reserved.
VITSVCSAR11/57755.MF.MED.TMPL/8/2011

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Large Cap Value Fund

Semi-Annual Report
June 30, 2011

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Large Cap Value Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities, including credit, liquidity and interest rate risk. The Fund may invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments.

          1

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Portfolio Management Team discusses the performance of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund (the “Fund”) and positioning for the six-month period ended June 30, 2011 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 3.42% and 3.23%, respectively. These returns compare to the 5.92% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index* (with dividends reinvested) (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

U.S. equities continued their positive momentum from 2010 during the Reporting Period. However, most of the gains were generated during the first quarter of 2011, as improving trends in labor, housing, manufacturing and consumer confidence pointed to a continuation in the economic recovery. A positive trajectory in corporate earnings and cash flows and strong merger and acquisition activity further supported U.S. equity market performance. Indeed, despite great exogenous shocks in the Middle East and North African turmoil, a series of disasters in Japan, political debate over collective bargaining rights in Wisconsin and the possible repeal of health care reform in Washington D.C., the U.S. equity markets rewarded investors with solid returns during the first quarter of 2011.

The broad U.S. equity markets experienced a much more volatile second quarter, rising to a three-year high in April before losing most of its early 2011 gains by mid-June and then recovering somewhat in the very last week of the Reporting Period. In early April, commodity prices declined and expectations ran high for strong corporate profit growth. However, while home construction rose modestly in May, housing and employment remained key weak spots in the U.S. economy. Concerns about Greece’s debt crisis also re-surfaced, the U.S. Congress wrangled over the U.S. debt ceiling, the Federal Reserve Board’s quantitative easing program was scheduled to expire on June 30, 2011, the impact of Japan’s natural and nuclear disasters worked its way through the global supply chain and deadly storms cut a wide swath of destruction across the midwestern and southern United States. In turn, the U.S. stock market felt pressured and lost ground. Toward the end of June, U.S. equity markets recovered from their May to mid-June decline on the heels of better than expected U.S. manufacturing activity, improved automobile sales and a short-term resolution of the sovereign debt crisis in Greece.

Despite this volatility, all sectors posted gains during the Reporting Period, with the exception of financials, which posted a negative return. Health care and energy led the way. Energy was, not surprisingly, impacted by the price of Brent crude oil, which peaked at more than $126 per barrel in April on supply disruption fears in North Africa and the Middle East before falling in June on weaker U.S. economic data and concerns about the pace of growth in China’s economy. Still, Brent crude oil prices ended the Reporting Period at more than $112 per barrel.

While all capitalization segments of the U.S. equity market advanced during the Reporting Period, mid-cap stocks, as measured by the Russell Midcap® Index, performed best, followed by large-cap and then small-cap stocks, as measured by the Russell 1000® Index and the Russell 2000® Index, respectively, which performed nearly in line with each other. Large-cap stocks were least successful relative to small-cap stocks in the information technology sector. Growth-oriented stocks outpaced value-oriented stocks across the capitalization spectrum.

What key factors were responsible for the Fund’s performance during the Reporting Period?

Stock selection overall detracted most from the Fund’s performance relative to the Russell Index during the Reporting Period.

*	The Russell 1000 Value Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower-price-to-book ratios and lower forecasted growth values. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Which equity market sectors most significantly affected Fund performance?

Effective stock selection in the consumer discretionary, financials and telecommunication services sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was stock selection within, and having underweighted positions in the strongly-performing energy, health care and utilities sectors.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the Russell Index from positions in two media companies within the consumer discretionary sector — DISH Network and CBS — as well as from a position in the health care sector — WellPoint.

DISH Network is a broadcast satellite subscription television service provider. The company’s churn — or the number of customers who switch to a competitor — materially dropped following reports of its quarterly results, which surprised the market to the upside. DISH Network also benefited from a court ruling favoring the company when it served as a defendant in TIVO’s patent infringement case. These factors, combined with an attractive valuation, drove DISH Network’s shares higher during the Reporting Period.

Multimedia giant CBS was also a top contributor to the Fund’s results during the Reporting Period. CBS saw its shares advance when the company demonstrated new avenues for profitable growth and reported a significant increase in advertisement pricing.

WellPoint, a health benefits company, was a strong performer during the Reporting Period for a few reasons. First, WellPoint’s margins grew, benefiting from lower health care utilization compared to the rest of the industry. This, combined with strong, accretive share repurchases and previously depressed valuations, pushed its share price higher. Additionally, investors appeared to become increasingly comfortable with the PPACA (Patient Protection and Affordable Care Act, aka heath care reform). Finally, during the Reporting Period, WellPoint instituted its first dividend.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were positions in leading web-based search engine Google of the information technology sector, diversified banking institution Bank of America of the financials sector and independent oil and gas exploration and production company Devon Energy of the energy sector.

Shares of Google declined during the Reporting Period due primarily to near-term fears over margin pressures from accelerated spending, decelerating search volume growth and potentially increased competition from social media. However, we maintained the Fund’s position in Google, as we believe the company will continue to dominate its industry. We also believe that Google has the additional catalyst of its mobile/Android operating system, which has gained share on smartphones and provided new opportunities for revenues.

Bank of America saw its shares decline during the Reporting Period, as the institution was negatively impacted by uncertainty surrounding mortgage litigation, capital level requirements and debit interchange fees. Still, with its U.S. footprint of nearly 6,000 branches, we continued to believe that Bank of America is on a path to recovery as the economy stabilizes and as the consumer bounces back. We also held the position because we believe that the company’s earnings should accelerate over the next couple of years through the myriad cross-selling opportunities and synergies it has resulting from its acquisitions of Countrywide, a top mortgage company, and Merrill Lynch, a leading broker.

Devon Energy, a new position for the Fund, was a top detractor during the Reporting Period, as it was affected by a combination of weaker oil prices and weather-related events that together caused concerns regarding the company’s near-term production levels. More specifically, shares of Devon Energy were hurt by the news that one of its processing plants that had been hit by a tornado would be out of commission longer than anticipated. However, we maintained our long-term favorable view of the company, which we believe has a strong asset base that should provide solid organic production growth over the next few years.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

As already indicated, we initiated a Fund position in Devon Energy, one of the largest independent oil and gas exploration and production companies in the world, during the Reporting Period. In our view, Devon Energy’s asset base, which is principally located in North America, should provide solid organic production growth over the next several years. We further believe that geopolitical uncertainty abroad could increase the value of North American assets generally. Devon Energy’s investment grade balance sheet, strong cash flow generation and asset sales are, in our view, supporting a major share buyback.

          3

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

We established a Fund position in energy utility company PPL during the Reporting Period. In our view, PPL’s shift into more regulated businesses should allow the company to generate a more predictable earnings stream and to mitigate the impact of secularly low power prices. In addition, we believe that PPL should benefit from reduced supply in power markets, as old plants close and environmental regulations become stricter.

True to our sell discipline, we sold out of certain stocks that approached their price targets as they appreciated during the Reporting Period. For example, we sold the Fund’s positions in mining company Freeport-McMoRan Copper & Gold and agricultural company Archer Daniels Midland, taking profits in each. Freeport-McMoRan Copper & Gold is highly levered to copper prices, and as a result, its shares rose on strength of the underlying commodity during the Reporting Period. We exited the Fund’s position in Archer Daniels Midland as the company executed on its strategy, posted solid earnings and consequently saw its share price rise.

We also eliminated the Fund’s position in diversified consumer products company Newell Rubbermaid during the Reporting Period and redeployed the proceeds into another stock within the consumer discretionary sector that we believed had higher potential upside.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples, energy and telecommunication services increased compared to the Russell Index. The Fund’s allocations compared to the benchmark index in consumer discretionary, information technology and materials decreased.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

As of June 30, 2011, the Fund had modestly overweighted positions relative to the Russell Index in the consumer staples, consumer discretionary, financials and industrials sectors. On the same date, the Fund had modestly underweighted positions compared to the Russell Index in energy, health care, information technology, telecommunication services and utilities and was rather neutrally weighted to the Russell Index in materials.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we remained cautiously optimistic on the U.S. equity market, despite macroeconomic, geopolitical and regulatory uncertainty persisting. In our view, valuations remained compelling, especially after the pullback during the second quarter of 2011, as many companies were trading at depressed levels. Companies generally continued to exhibit strong fundamentals, with cash rich balance sheets. We also continued to expect that management teams will be focused in the months ahead on returning value to shareholders through mergers and acquisitions, share buybacks, new or increased dividends and deleveraging of balance sheets, providing further catalyst for growth.

Given this backdrop, we believe the coming months should be fertile ground for forward-looking stock pickers. We anticipate that stock correlations may well decline and that companies will likely begin to trade more in line with underlying fundamentals. We maintain our discipline as we seek companies with strong or improving fundamentals, led by quality management teams that are smart allocators of capital and remain focused on creating shareholder value. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

4

FUND BASICS

Large Cap Value Fund
as of June 30, 2011

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[1]

For the period ended 6/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Institutional	25.40%	0.90%	3.81%	2.80%	1/12/98
Service	24.97	N/A	N/A	−4.06	7/24/07

[1]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”).

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS[2]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Institutional	0.78%	0.80%
Service	1.03	1.05

[2]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. The expense ratios set forth above may differ from the expense ratios disclosed in the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 6/30/11[3]

Holding	% of Net Assets	Line of Business

JPMorgan Chase & Co.	4.7%	Diversified Financials
General Electric Co.	4.0	Capital Goods
Merck & Co., Inc.	3.4	Pharmaceuticals, Biotechnology & Life Sciences
Bank of America Corp.	3.1	Diversified Financials
U.S. Bancorp	2.8	Banks
Devon Energy Corp.	2.8	Energy
Sprint Nextel Corp.	2.8	Telecommunication Services
Comcast Corp. Class A	2.7	Media
WellPoint, Inc.	2.6	Health Care Equipment & Services
Prudential Financial, Inc.	2.6	Insurance

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

          5

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS[4]

As of June 30, 2011

[4]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent investments in investment companies other than those that are exchange traded. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments
June 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 100.5%
Automobiles & Components – 3.4%
937,834	Ford Motor Co.*	$12,932,731
355,055	General Motors Co.*	10,779,469
482,877	Johnson Controls, Inc.	20,116,656

		43,828,856

Banks – 6.4%
364,174	PNC Financial Services Group, Inc.	21,708,412
913,347	SunTrust Banks, Inc.	23,564,353
1,424,902	U.S. Bancorp	36,349,250

		81,622,015

Capital Goods – 10.0%
112,638	Emerson Electric Co.	6,335,888
2,718,494	General Electric Co.	51,270,797
461,433	Honeywell International, Inc.	27,496,792
216,828	Illinois Tool Works, Inc.	12,248,614
418,669	The Boeing Co.	30,952,199

		128,304,290

Diversified Financials – 13.1%
167,733	Ameriprise Financial, Inc.	9,674,839
3,623,638	Bank of America Corp.	39,715,072
120,596	Franklin Resources, Inc.	15,833,049
527,807	Invesco Ltd.	12,350,684
1,457,438	JPMorgan Chase & Co.	59,667,512
1,083,774	SLM Corp.	18,218,241
279,146	State Street Corp.	12,586,693

		168,046,090

Energy – 10.7%
140,017	Baker Hughes, Inc.	10,159,634
161,733	Cameron International Corp.*	8,133,553
404,422	ConocoPhillips	30,408,490
455,901	Devon Energy Corp.	35,929,558
177,523	Newfield Exploration Co.*	12,075,114
284,411	Occidental Petroleum Corp.	29,590,120
122,433	Schlumberger Ltd.	10,578,211

		136,874,680

Food & Staples Retailing – 1.8%
626,015	CVS Caremark Corp.	23,525,644

Food, Beverage & Tobacco – 7.0%
227,922	Coca-Cola Enterprises, Inc.	6,650,764
171,275	ConAgra Foods, Inc.	4,420,608
725,678	General Mills, Inc.	27,009,735
352,238	PepsiCo, Inc.	24,808,122
794,490	Unilever NV	26,098,997

		88,988,226

Health Care Equipment & Services – 3.9%
2,398,261	Boston Scientific Corp.*	16,571,984
418,968	WellPoint, Inc.	33,002,109

		49,574,093

Insurance – 8.9%
187,199	Aflac, Inc.	8,738,449
165,896	Everest Re Group Ltd.	13,561,998
607,744	Hartford Financial Services Group, Inc.	16,026,209
353,830	Marsh & McLennan Companies, Inc.	11,035,958
518,135	Prudential Financial, Inc.	32,948,205
511,401	The Allstate Corp.	15,613,073
282,330	The Travelers Companies, Inc.	16,482,425

		114,406,317

Materials – 2.9%
93,049	Cliffs Natural Resources, Inc.	8,602,380
334,853	Huntsman Corp.	6,311,979
408,068	LyondellBasell Industries NV Class A	15,718,779
179,754	The Dow Chemical Co.	6,471,144

		37,104,282

Media – 6.0%
605,669	CBS Corp. Class B	17,255,510
1,343,073	Comcast Corp. Class A	34,033,470
827,708	DISH Network Corp. Class A*	25,385,804

		76,674,784

Pharmaceuticals, Biotechnology & Life Sciences – 7.5%
344,403	Celgene Corp.*	20,774,389
1,234,855	Merck & Co., Inc.	43,578,033
652,181	Teva Pharmaceutical Industries Ltd. ADR	31,448,168

		95,800,590

Retailing – 0.8%
616,955	Liberty Media Corp. — Interactive Class A*	10,346,335

Semiconductors & Semiconductor Equipment – 1.6%
160,918	Maxim Integrated Products, Inc.	4,113,064
378,515	NVIDIA Corp.*	6,031,636
320,161	Texas Instruments, Inc.	10,510,886

		20,655,586

Software & Services – 4.9%
611,435	Adobe Systems, Inc.*	19,229,630
44,810	Google, Inc. Class A*	22,690,888
821,400	Microsoft Corp.	21,356,400

		63,276,918

Technology Hardware & Equipment – 1.8%
817,092	EMC Corp.*	22,510,885

Telecommunication Services – 4.0%
397,171	CenturyLink, Inc.	16,057,623
6,588,222	Sprint Nextel Corp.*	35,510,517

		51,568,140

Utilities – 5.8%
554,297	American Electric Power Co., Inc.	20,885,911
199,436	Entergy Corp.	13,617,490

The accompanying notes are an integral part of these financial statements.          7

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments (continued)
June 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Utilities – (continued)

473,069	PG&E Corp.	$19,883,090
735,785	PPL Corp.	20,476,897

		74,863,388

TOTAL COMMON STOCKS
(Cost $1,180,761,483)		$1,287,971,119

Shares	Rate	Value

Short-term Investment(a) – 2.7%
JPMorgan U.S. Government Money Market Fund — Capital Shares
34,943,449	0.010%	$34,943,449
(Cost $34,943,449)

TOTAL INVESTMENTS – 103.2%
(Cost $1,215,704,932)		$1,322,914,568

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.2)%		(41,326,899)

NET ASSETS – 100.0%		$1,281,587,669

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2011.

Investment Abbreviation:
ADR	—	American Depositary Receipt

8          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Assets and Liabilities
June 30, 2011 (Unaudited)

Assets:

Investments in securities, at value (identified cost $1,215,704,932)	$1,322,914,568
Receivables:
Fund shares sold	7,178,137
Investment securities sold	2,890,216
Dividends	2,214,098
Other assets	6,732

Total assets	1,335,203,751

Liabilities:

Payables:
Fund shares redeemed	49,365,657
Investment securities purchased	3,160,330
Amounts owed to affiliates	959,744
Accrued expenses	130,351

Total liabilities	53,616,082

Net Assets:

Paid-in capital	1,220,485,017
Accumulated undistributed net investment income	6,986,346
Accumulated net realized loss from investment transactions	(53,093,330)
Net unrealized gain on investments	107,209,636

NET ASSETS	$1,281,587,669

Net Assets:
Institutional	$480,749,158
Service	800,838,511

Total Net Assets	$1,281,587,669

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	45,414,031
Service	75,813,101

Net asset value, offering and redemption price per share:
Institutional	$10.59
Service	10.56

The accompanying notes are an integral part of these financial statements.          9

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Operations
For the Six Months Ended June 30, 2011 (Unaudited)

Investment income:

Dividends	$11,104,921

Expenses:

Management fees	4,646,023
Distribution and Service fees — Service Class	944,320
Transfer Agent fees(a)	126,428
Printing and mailing costs	75,585
Custody and accounting fees	46,363
Professional fees	44,866
Trustee fees	9,688
Registration fees	609
Other	21,221

Total expenses	5,915,103

Less — expense reductions	(558)

Net expenses	5,914,545

NET INVESTMENT INCOME	5,190,376

Realized and unrealized gain (loss) from investment transactions:

Net realized gain from investment transactions (including commissions recaptured of $111,271)	57,726,448
Net change in unrealized loss on investments	(23,978,528)

Net realized and unrealized gain from investment transactions	33,747,920

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$38,938,296

(a)	Institutional and Service Shares had Transfer Agent fees of $50,888 and $75,540, respectively.

10          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statements of Changes in Net Assets

	For the	For the
	Six Months Ended	Fiscal Year Ended
	June 30, 2011 (Unaudited)	December 31, 2010

From operations:

Net investment income	$5,190,376	$8,805,701
Net realized gain from investment transactions	57,726,448	61,357,865
Net change in unrealized gain (loss) on investments	(23,978,528)	51,676,161

Net increase in net assets resulting from operations	38,938,296	121,839,727

Distributions to shareholders:

From net investment income
Institutional Shares	—	(3,935,813)
Service Shares	—	(3,969,754)

Total distributions to shareholders	—	(7,905,567)

From share transactions:

Proceeds from sales of shares	204,771,705	355,441,232
Reinvestment of distributions	—	7,905,567
Cost of shares redeemed	(141,507,996)	(176,911,161)

Net increase in net assets resulting from share transactions	63,263,709	186,435,638

TOTAL INCREASE	102,202,005	300,369,798

Net assets:

Beginning of period	1,179,385,664	879,015,866

End of period	$1,281,587,669	$1,179,385,664

Accumulated undistributed net investment income	$6,986,346	$1,795,970

The accompanying notes are an integral part of these financial statements.          11

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations			Distributions to shareholders
			Net										Ratio of		Ratio of
	Net asset		realized			From		Net asset		Net assets,	Ratio of		total		net investment
	value,	Net	and	Total from	From net	net		value,		end of	net expenses		expenses		income		Portfolio
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	period	to average		to average		to average		turnover
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions	period	return(b)	(in 000s)	net assets		net assets		net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2011 - Institutional	$10.24	$0.05	$0.30	$0.35	$—	$—	$—	$10.59	3.42%	$480,749	0.79	%(c)	0.79	%(c)	0.96	%(c)	32%
2011 - Service	10.23	0.04	0.29	0.33	—	—	—	10.56	3.23	800,839	1.04	(c)	1.04	(c)	0.73	(c)	32

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2010 - Institutional	9.28	0.10	0.94	1.04	(0.08)	—	(0.08)	10.24	11.20	507,146	0.80		0.80		1.02		95
2010 - Service	9.28	0.07	0.94	1.01	(0.06)	—	(0.06)	10.23	10.89	672,239	1.05		1.05		0.78		95

2009 - Institutional	7.97	0.18 (d)	1.28	1.46	(0.15)	—	(0.15)	9.28	18.32	487,962	0.81		0.81		2.18	(d)	84
2009 - Service	7.98	0.16 (d)	1.28	1.44	(0.14)	—	(0.14)	9.28	17.87	391,053	1.06		1.06		1.92	(d)	84

2008 - Institutional	12.53	0.25	(4.59)	(4.34)	(0.22)	— (e)	(0.22)	7.97	(34.45)	389,838	0.81		0.81		2.36		69
2008 - Service	12.52	0.19	(4.51)	(4.32)	(0.22)	— (e)	(0.22)	7.98	(34.32)	67,200	1.06		1.06		2.15		69

2007 - Institutional	13.91	0.25	(0.03)	0.22	(0.26)	(1.34)	(1.60)	12.53	1.49	571,883	0.85		0.85		1.75		79
2007 - Service (Commenced July 24, 2007)	14.71	0.15	(0.74)	(0.59)	(0.26)	(1.34)	(1.60)	12.52	(4.02)	90	0.94	(c)	1.09	(c)	3.11	(c)	79

2006 - Institutional	11.97	0.28	2.43	2.71	(0.23)	(0.54)	(0.77)	13.91	22.63	432,016	0.86		0.87		2.15		52

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.24% of average net assets.
(e)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.
12

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements
June 30, 2011 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Large Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Certain dividends from foreign securities will be recorded when the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date.

          13

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Fund. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Fund’s investments in the U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Fund as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Fund’s distributions is deemed a return of capital and is generally not taxable to shareholders.

C. Expenses — Expenses incurred by the Fund, which may not specifically relate to the Fund, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily. Non-class specific expenses are allocated daily to each share class of the respective Fund based upon the relative proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Code, applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Commission Recapture — The Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

3. FAIR VALUE OF INVESTMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The following is a summary of the Fund’s investments categorized in the fair value hierarchy as of June 30, 2011:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$1,287,971,119	$—	$—
Short-term Investment	34,943,449	—	—

Total	$1,322,914,568	$—	$—

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the six months ended June 30, 2011, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate						Effective Net
First	Next	Next	Next	Over	Effective	Management
$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

0.75%	0.68%	0.65%	0.64%	0.63%	0.73%	0.73%*

*	Effective June 30, 2011, GSAM agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.73% through at least April 29, 2012. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the six months ended June 30, 2011, GSAM waived approximately $600 of the Fund’s management fee.

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

D. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.114% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense reimbursements will remain in place

          15

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

through at least April 29, 2012, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. For the six months ended June 30, 2011, GSAM did not make any reimbursements to the Fund.
As of June 30, 2011, the amounts owed to affiliates were approximately $774,600, $164,000 and $21,100 for management, distribution and service, and transfer agent fees, respectively.

E. Line of Credit Facility — As of June 30, 2011, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2011, the Fund did not have any borrowings under the facility.

F. Other Transactions with Affiliates — For the six months ended June 30, 2011, Goldman Sachs earned approximately $14,500 in brokerage commissions from portfolio transactions on behalf of the Fund.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2011, were $493,693,691 and $400,988,669, respectively.

6. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2010, the Fund’s capital loss carryforwards on a tax-basis were as follows:

Capital loss carryforward:(1)
Expiring 2016	$(1,262,514)
Expiring 2017	(99,804,144)

Total capital loss carryforward	$(101,066,658)

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2011, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,225,458,052

Gross unrealized gain	137,259,315
Gross unrealized loss	(39,802,799)

Net unrealized security gain	$97,456,516

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

6. TAX INFORMATION (continued)

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

7. OTHER RISKS

Fund’s Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

          17

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended
	June 30, 2011		For the Fiscal Year Ended
	(Unaudited)		December 31, 2010
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	2,340,368	$24,834,651	7,156,994	$65,134,638
Reinvestment of distributions	—	—	386,622	3,935,813
Shares redeemed	(6,461,000)	(68,717,099)	(10,612,256)	(100,508,688)

	(4,120,632)	(43,882,448)	(3,068,640)	(31,438,237)

Service Shares
Shares sold	16,966,248	179,937,054	31,182,290	290,306,594
Reinvestment of distributions	—	—	390,340	3,969,754
Shares redeemed	(6,867,628)	(72,790,897)	(8,012,106)	(76,402,473)

	10,098,620	107,146,157	23,560,524	217,873,875

NET INCREASE	5,977,988	$63,263,709	20,491,884	$186,435,638

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Large Cap Value Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.
The Management Agreement was most recently approved for continuation until June 30, 2012 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2011 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), its benchmark performance index, a comparable institutional composite managed by the Investment Adviser, and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	expense information for the Fund, including:

(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser to waive certain fees and reimburse certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund;

          19

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio brokerage, distribution and other services;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Fund, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the manner in which portfolio manager compensation is determined, and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and compliance reports.
The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.
The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various portfolio management teams that had occurred in recent periods, the potential benefit to the Fund of recent increases in headcount at the Investment Adviser and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance
The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the Fund to its peers using the performance rankings and ratings compiled by the Outside Data Provider as of December 31, 2010, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data provider. The information on the Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies, and market conditions. The Trustees also received information comparing the Fund’s performance to that of a comparable institutional composite managed by the Investment Adviser. The Trustees considered whether the Fund had operated within its investment policies and had complied with its investment limitations.
In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.
The Independent Trustees observed that the Fund had underperformed its benchmark index and had placed in the fourth quartile of its peer group for the one-year period ended May 31, 2011. The Independent Trustees also noted that the Fund had ranked in the top half of its peer group for the ten-year period ended May 31, 2011. The Independent Trustees noted that they had communicated concerns regarding the performance of the Fund to GSAM senior management and had received assurances that measures would continue to be taken to address the Fund’s performance.

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a four-year history comparing the Fund’s expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.
In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fee and limit the Fund’s “other expenses” ratio (excluding certain expenses) to a certain specified level. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Fund under the terms of the Management Agreement.
In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

          21

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability
The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2010 and 2009, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for the Fund’s breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.75%
Next $1 billion	0.68
Next $3 billion	0.65
Next $3 billion	0.64
Over $8 billion	0.63

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to limit the Fund’s fees and “other expenses” ratio (excluding certain expenses) to certain amounts. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of the fall-out benefits.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Fund and Its Shareholders
The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion
In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2012.

          23

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Fund Expenses — Six Month Period Ended June 30, 2011 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2011 through June 30, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
			for the
	Beginning	Ending	6 Months
	Account Value	Account Value	Ended
Share Class	1/01/11	6/30/11	6/30/11*
Institutional
Actual	$1,000	$1,034.20	$3.98
Hypothetical 5% return	1,000	1,020.88 +	3.96

Service
Actual	1,000	1,032.30	5.24
Hypothetical 5% return	1,000	1,019.64 +	5.21

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.79% and 1.04% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

24

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York New York 10282

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.
The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.
Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.
Toll Free (in U.S.): 800-292-4726
This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Large Cap Value Fund.

© 2011 Goldman Sachs. All rights reserved.

VITLCVSAR11/57740.MF.MED.TMPL/8/2011

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Strategic Growth Fund

Semi-Annual Report
June 30, 2011

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Strategic Growth Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments.

          1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Portfolio Management Team discusses the performance of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund (the “Fund”) and positioning for the six-month period ended June 30, 2011 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 3.58% and 3.42%, respectively. These returns compare to the 6.83% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index* (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

U.S. equities continued their positive momentum from 2010 during the Reporting Period. However, most of the gains were generated during the first quarter of 2011, as improving trends in labor, housing, manufacturing and consumer confidence pointed to a continuation in the economic recovery. A positive trajectory in corporate earnings and cash flows and strong merger and acquisition activity further supported U.S. equity market performance. Indeed, despite great exogenous shocks in Middle East and North African turmoil, a series of disasters in Japan, political debate over collective bargaining rights in Wisconsin and the possible repeal of health care reform in Washington D.C., the U.S. equity markets rewarded investors with solid returns during the first quarter of 2011.

The broad U.S. equity markets experienced a much more volatile second quarter, rising to a three-year high in April before losing most of its early 2011 gains by mid-June and then recovering somewhat in the very last week of the Reporting Period. In early April, commodity prices declined and expectations ran high for strong corporate profit growth. However, while home construction rose modestly in May, housing and employment remained key weak spots in the U.S. economy. Concerns about Greece’s debt crisis also re-surfaced, the U.S. Congress wrangled over the U.S. debt ceiling, the Federal Reserve Board’s quantitative easing program was scheduled to expire on June 30, 2011, the impact of Japan’s natural and nuclear disasters worked its way through the global supply chain and deadly storms cut a wide swath of destruction across the midwestern and southern United States. In turn, the U.S. stock market felt pressured and lost ground. Toward the end of June, U.S. equity markets recovered from their May to mid-June decline on the heels of better than expected U.S. manufacturing activity, improved automobile sales and a short-term resolution of the sovereign debt crisis in Greece.

Despite this volatility, all sectors posted gains during the Reporting Period, with the exception of financials, which posted a negative return. Health care and energy led the way. Energy was, not surprisingly, impacted by the price of Brent crude oil, which peaked at more than $126 per barrel in April on supply disruption fears in North Africa and the Middle East before falling in June on weaker U.S. economic data and concerns about the pace of growth in China’s economy. Still, Brent crude oil prices ended the Reporting Period at more than $112 per barrel.

While all capitalization segments of the U.S. equity market advanced during the Reporting Period, mid-cap stocks, as measured by the Russell Midcap® Index, performed best, followed by large-cap and then small-cap stocks, as measured by the Russell 1000® Index and the Russell 2000® Index, respectively, which performed nearly in line with each other. Large-cap stocks were least successful relative to small-cap stocks in the information technology sector. Growth-oriented stocks outpaced value-oriented stocks across the capitalization spectrum.

What key factors were responsible for the Fund’s performance during the Reporting Period?

Stock selection overall detracted most from the Fund’s performance relative to the Russell Index during the Reporting Period.

*	The Russell 1000 Growth Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Which equity market sectors most significantly affected Fund performance?

Effective stock selection in the information technology sector, an underweighted position in the lagging materials sector and an overweighted exposure to the strongly performing health care sector helped the Fund’s performance most relative to the Russell Index during the Reporting Period. Detracting from the Fund’s relative results most during the Reporting Period was stock selection in the consumer discretionary, financials and telecommunication services sectors, where company-specific issues weighed on certain holdings.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited relative to the Russell Index from positions in MasterCard, a global payment services company; Xilinx, a semiconductor chip company; and Biogen Idec, a biomedical company.

MasterCard’s shares rose after the Federal Reserve Board (the “Fed”) announced its final decision on debit interchange rates (i.e. charges on debit card transactions) as part of the Durbin amendment, which was more favorable for the company than the market had anticipated. At the end of the Reporting Period, we believed that the company’s large payment network and robust global footprint would allow it to benefit from the secular growth in cashless payments over the long term.

A position in Xilinx, a leader in programmable logic devices (PLDs), also contributed to the Fund’s relative performance. Shares of Xilinx rose after the company reported solid earnings growth and raised guidance for the next quarter. The PLD industry is a duopoly structure with high barriers to entry. As such, in our view, Xilinx should benefit from the long-term secular trends of PLDs taking share from application-specific integrated circuits (ASICs), an alternative semiconductor chip. We believe the addressable market for PLDs will likely continue to expand as they offer significant benefits over ASICs, such as lower development costs, shorter development time and upgradability.

Shares of Biogen Idec rose during the Reporting Period after the company reported strong earnings as well as positive results from a late-stage clinical trial of its experimental multiple sclerosis drug. We decided to exit the Fund’s position in the company, as we believed our long-term thesis had played out, and, in our view, the stock price reflected the value of the company’s drug pipeline at the time of sale.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were positions in office supply retailer Staples, derivatives exchange operator CME Group and fiduciary bank Northern Trust.

Shares of Staples declined during the Reporting Period after the company reported its second consecutive quarter of disappointing results. The company reported earnings that were below consensus estimates and lowered guidance for 2011. Staples’ management indicated that the company has been facing margin pressure, an issue that we view as transitory. Indeed, at the end of the Reporting Period, we maintained the Fund’s position in Staples because we believe the company is aggressively pricing some of its products in the U.S., which may enable it to gain market share. It is also our belief that recent actions taken by Staples’ management may pressure competitors to lower their prices, which should, in our view, have the greatest impact on companies that have limited margin flexibility. In short, we believe Staples may be in a position to gain market share going forward if competitors are weakened and the industry becomes more consolidated.

CME Group, the world’s largest futures and options exchange, detracted from the Fund’s relative performance during the Reporting Period due to uncertainty over volumes following the end of QE2, the Fed’s asset purchasing initiative referred to as quantitative easing. Despite these near-term headwinds, we believed at the end of the Reporting Period that CME Group will likely benefit from the migration of over-the-counter (OTC) derivatives markets to exchanges. Furthermore, we believe CME Group’s interest rate OTC clearing platform may well be a long-term growth driver for the company as it meets its customers’ demand for more transparency and less counterparty risk.

During the Reporting Period, shares of Northern Trust declined, as the company continued to be pressured by persistently low interest rates. Still, we maintained the Fund’s position in the fiduciary bank at the end of the Reporting Period, as Northern Trust, in our view, remains focused on expanding its business in core markets. Also, given the company’s solid balance sheet and cash position, we believe that Northern Trust’s management should begin to redeploy capital through stock buybacks and dividend increases.

How did the Fund use derivatives and similar investments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy. However, we used futures contracts, on an opportunistic basis, to ensure the portfolio remained almost fully exposed to equities following cash inflows or stock sales.

          3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Did the Fund make any significant purchases or sales during the Reporting Period?

We initiated a Fund position in American Express, a high quality global franchise with a strong brand name synonymous with credit cards and travel-related services. In our view, the stock was attractively valued at the time of purchase, as it was trading at a discount to its longer-term average multiple. Despite solid operating results, the stock had been pressured by uncertainty around the impact of financial regulation. We believed these conditions created an attractive entry point, as, in our view, American Express’ business prospects are still quite strong with high leverage to a turnaround in corporate hiring.

We established a Fund position in Emerson Electric, a leading diversified global manufacturing and technology company that designs and supplies products and services to industrial, commercial and consumer markets. The company holds dominant market share in many of its business areas and has exposure to growth opportunities within its automation and energy segments and emerging markets. In our view, the company’s position as a market leader is further enhanced by innovative research and development programs and its global low-cost footprint. Finally, in our view, Emerson Electric has an excellent management team with a history of strong execution, which may provide opportunities for expanding margins and potentially returning capital to shareholders.

We exited the Fund’s position in semiconductor company Broadcom, as we had become concerned that it was falling behind competitors in key technology areas that would affect its placement in upcoming product launches. While we maintained our belief that Broadcom has a strong management team and the resources required to regain its competitive position, our concerns led us to sell out of the Fund’s position.

We also eliminated the Fund’s position in Internet data networking products supplier Cisco Systems during the Reporting Period. The company continued to face competitive pressures in its switching business and, as a result, experienced a decline in margins. While we expect Cisco Systems to continue to be a leader in its markets over the long term, we believed there were other opportunities for investment with more attractive risk/return profiles.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to financials, industrials and information technology increased compared to the Russell Index. The Fund’s exposure compared to the benchmark index in consumer staples and health care decreased.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

As of June, 30 2011, the Fund had overweighted positions relative to the Russell Index in the financials, information technology and telecommunication services sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer staples, energy, industrials and materials and was rather neutrally weighted to the Russell Index in consumer discretionary, health care and utilities.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we believe the most significant factor for the U.S. equity markets during the remainder of the year should likely be the fallout from the scheduled completion of the Fed’s second round of quantitative easing at the end of June 2011. We believe the program has created a fertile environment for forward-looking stock pickers, as the momentum rally appears to have ended and we expect companies to begin to trade more in line with underlying fundamentals. In our view, the Fed’s actions have led to rising commodity costs and, in turn, we believe certain companies will be challenged to maintain cost structure without sacrificing revenue growth. We believe companies with strong brands and pricing power should best be able to pass along inflationary pressures and maintain margins throughout the economic recovery.

Given this view, we believe the Fund was well positioned at the end of the Reporting Period. We intend going forward to maintain our focus on seeking to identify those companies that can provide a differentiated product or service and those that may benefit from secular tailwinds. Such factors, we believe, should enable these companies to sustain growth without sacrificing price. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

4

FUND BASICS

Strategic Growth Fund
as of June 30, 2011

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[1]

For the period ended 6/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Institutional	25.54%	3.48%	1.34%	2.63%	4/30/98
Service	25.20	3.28	N/A	2.26	1/09/06

[1]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”).

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS[2]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Institutional	0.82%	0.86%
Service	1.07%	1.11

[2]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. The expense ratios set forth above may differ from the expense ratios disclosed in the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 6/30/11[3]

Holding	% of Net Assets	Line of Business

Apple, Inc.	5.1%	Technology Hardware & Equipment
QUALCOMM, Inc.	4.6	Technology Hardware & Equipment
Schlumberger Ltd.	4.5	Energy
PepsiCo, Inc.	3.6	Food, Beverage & Tobacco
Oracle Corp.	3.0	Software & Services
Google, Inc. Class A	3.0	Software & Services
Xilinx, Inc.	3.0	Semiconductors & Semiconductor Equipment
American Tower Corp. Class A	2.9	Telecommunication Services
Lowe’s Companies, Inc.	2.6	Retailing
Costco Wholesale Corp.	2.6	Food & Staples Retailing

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

          5

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS[4]

As of June 30, 2011

[4]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent investments in investment companies other than those that are exchange traded. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments
June 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 97.1%
Capital Goods – 3.9%
92,500	Danaher Corp.	$4,901,575
90,166	Emerson Electric Co.	5,071,838
91,337	Raytheon Co.	4,553,149

		14,526,562

Consumer Durables & Apparel – 2.2%
93,207	NIKE, Inc. Class B	8,386,766

Consumer Services – 2.3%
52,952	Marriott International, Inc. Class A	1,879,267
58,279	McDonald’s Corp.	4,914,085
36,300	Yum! Brands, Inc.	2,005,212

		8,798,564

Diversified Financials – 7.8%
138,458	American Express Co.	7,158,279
24,708	CME Group, Inc.	7,204,606
14,396	IntercontinentalExchange, Inc.*	1,795,325
163,506	Morgan Stanley	3,762,273
112,800	Northern Trust Corp.	5,184,288
260,430	The Charles Schwab Corp.	4,284,073

		29,388,844

Energy – 11.1%
59,061	Cameron International Corp.*	2,970,177
49,443	Devon Energy Corp.	3,896,603
138,155	Halliburton Co.	7,045,905
27,937	National Oilwell Varco, Inc.	2,184,953
40,146	Occidental Petroleum Corp.	4,176,790
194,622	Schlumberger Ltd.	16,815,341
108,134	Southwestern Energy Co.*	4,636,786

		41,726,555

Food & Staples Retailing – 2.6%
120,346	Costco Wholesale Corp.	9,776,909

Food, Beverage & Tobacco – 4.7%
190,500	PepsiCo, Inc.	13,416,915
60,700	The Coca-Cola Co.	4,084,503

		17,501,418

Health Care Equipment & Services – 3.1%
68,583	Baxter International, Inc.	4,093,719
157,534	St. Jude Medical, Inc.	7,511,221

		11,604,940

Household & Personal Products – 2.8%
244,458	Avon Products, Inc.	6,844,824
58,380	The Procter & Gamble Co.	3,711,217

		10,556,041

Materials – 3.3%
53,493	Ecolab, Inc.	3,015,935
85,269	Praxair, Inc.	9,242,307

		12,258,242

Media – 1.6%
121,574	Viacom, Inc. Class B	6,200,274

Pharmaceuticals, Biotechnology & Life Sciences – 8.1%
63,019	Amgen, Inc.*	3,677,159
105,753	Gilead Sciences, Inc.*	4,379,232
109,404	Johnson & Johnson	7,277,554
54,212	Merck & Co., Inc.	1,913,141
85,991	Teva Pharmaceutical Industries Ltd. ADR	4,146,486
141,080	Thermo Fisher Scientific, Inc.*	9,084,141

		30,477,713

Real Estate* – 0.5%
75,218	CB Richard Ellis Group, Inc. Class A	1,888,724

Retailing – 8.1%
105,200	Bed Bath & Beyond, Inc.*	6,140,524
422,774	Lowe’s Companies, Inc.	9,854,862
476,032	Staples, Inc.	7,521,306
91,297	Target Corp.	4,282,742
93,943	Urban Outfitters, Inc.*	2,644,495

		30,443,929

Semiconductors & Semiconductor Equipment – 3.5%
118,760	NVIDIA Corp.*	1,892,441
309,760	Xilinx, Inc.	11,296,947

		13,189,388

Software & Services – 13.8%
34,468	Equinix, Inc.*	3,481,957
22,487	Google, Inc. Class A*	11,386,967
31,965	Mastercard, Inc. Class A	9,632,333
332,847	Microsoft Corp.	8,654,022
346,400	Oracle Corp.	11,400,024
20,903	Salesforce.com, Inc.*	3,114,129
218,791	The Western Union Co.	4,382,384

		52,051,816

Technology Hardware & Equipment – 12.9%
86,871	Amphenol Corp. Class A	4,690,165
56,600	Apple, Inc.*	18,998,922
136,981	NetApp, Inc.*	7,229,857
306,868	QUALCOMM, Inc.	17,427,034

		48,345,978

Telecommunication Services* – 4.8%
210,121	American Tower Corp. Class A	10,995,632
173,668	Crown Castle International Corp.	7,083,918

		18,079,550

TOTAL COMMON STOCKS
(Cost $302,735,017)		$365,202,213

The accompanying notes are an integral part of these financial statements.          7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments (continued)
June 30, 2011 (Unaudited)

Shares	Rate	Value

Short-term Investment(a) – 2.7%
JPMorgan U.S. Government Money Market Fund — Capital Shares
10,055,413	0.010%	$10,055,413
(Cost $10,055,413)

TOTAL INVESTMENTS – 99.8%
(Cost $312,790,430)		$375,257,626

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		749,464

NET ASSETS – 100.0%		$376,007,090

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2011.

Investment Abbreviation:
ADR	—	American Depositary Receipt

8          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Assets and Liabilities
June 30, 2011 (Unaudited)

Assets:

Investments in securities, at value (identified cost $312,790,430)	$375,257,626
Receivables:
Investment securities sold	990,441
Dividends	350,047
Fund shares sold	89,234
Other assets	2,156

Total assets	376,689,504

Liabilities:

Payables:
Amounts owed to affiliates	282,430
Fund shares redeemed	276,538
Accrued expenses	123,446

Total liabilities	682,414

Net Assets:

Paid-in capital	381,583,759
Accumulated undistributed net investment income	692,023
Accumulated net realized loss from investment transactions	(68,735,888)
Net unrealized gain on investments	62,467,196

NET ASSETS	$376,007,090

Net Assets:
Institutional	$117,749,345
Service	258,257,745

Total Net Assets	$376,007,090

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	9,465,552
Service	20,810,816

Net asset value, offering and redemption price per share:
Institutional	$12.44
Service	12.41

The accompanying notes are an integral part of these financial statements.          9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Operations
For the Six Months Ended June 30, 2011 (Unaudited)

Investment income:

Dividends	$2,375,110

Expenses:

Management fees	1,368,630
Distribution and Service fees — Service Class	308,463
Printing and mailing costs	55,008
Professional fees	39,729
Transfer Agent fees(a)	36,494
Custody and accounting fees	22,043
Trustee fees	7,886
Registration fees	615
Other	9,439

Total expenses	1,848,307

Less — expense reductions	(411)

Net expenses	1,847,896

NET INVESTMENT INCOME	527,214

Realized and unrealized gain from investment transactions:

Net realized gain from:
Investment transactions (including commissions recaptured of $10,105)	3,820,648
Net change in unrealized gain on:
Investments	8,140,124

Net realized and unrealized gain from investment transactions	11,960,772

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,487,986

(a)	Institutional and Service Shares had Transfer Agent fees of $11,819 and $24,675, respectively.

10          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2011	Fiscal Year Ended
	(Unaudited)	December 31, 2010

From operations:

Net investment income	$527,214	$1,088,321
Net realized gain from investment transactions	3,820,648	21,832,558
Net change in unrealized gain on investments	8,140,124	11,387,154

Net increase in net assets resulting from operations	12,487,986	34,308,033

Distributions to shareholders:

From net investment income
Institutional Shares	—	(490,173)
Service Shares	—	(435,824)

Total distributions to shareholders	—	(925,997)

From share transactions:

Proceeds from sales of shares	30,450,840	37,422,641
Reinvestment of distributions	—	925,997
Cost of shares redeemed	(25,311,949)	(58,517,681)

Net increase (decrease) in net assets resulting from share transactions	5,138,891	(20,169,043)

TOTAL INCREASE	17,626,877	13,212,993

Net assets:

Beginning of period	358,380,213	345,167,220

End of period	$376,007,090	$358,380,213

Accumulated undistributed net investment income	$692,023	$164,809

The accompanying notes are an integral part of these financial statements.          11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
				Net		Distributions							Ratio of		Ratio of
	Net asset			realized		to shareholders		Net asset		Net assets,	Ratio of		total		net investment
	value,	Net		and	Total from	from net		value,		end of	net expenses		expenses		income (loss)		Portfolio
	beginning	investment		unrealized	investment	investment		end of	Total	period	to average		to average		to average		turnover
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income		period	return(b)	(in 000s)	net assets		net assets		net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2011 - Institutional	$12.01	$0.03		$0.40	$0.43	$—		$12.44	3.58%	$117,749	0.84	%(c)	0.84	%(c)	0.45	%(c)	15%
2011 - Service	12.00	0.01		0.40	0.41	—		12.41	3.42	258,258	1.09	(c)	1.09	(c)	0.21	(c)	15

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2010 - Institutional	10.89	0.05		1.12	1.17	(0.05)		12.01	10.74	120,027	0.86		0.86		0.49		38
2010 - Service	10.88	0.03		1.11	1.14	(0.02)		12.00	10.50	238,353	1.11		1.11		0.24		38

2009 - Institutional	7.40	0.03		3.50	3.53	(0.04	)(d)	10.89	47.75	125,258	0.85		0.85		0.35		64
2009 - Service	7.39	0.01		3.50	3.51	(0.02	)(d)	10.88	47.50	219,909	1.10		1.10		0.10		64

2008 - Institutional	12.73	0.02		(5.34)	(5.32)	(0.01)		7.40	(41.67)	95,218	0.81		0.81		0.20		44
2008 - Service	12.73	(0.01)		(5.33)	(5.34)	—		7.39	(41.86)	167,930	1.06		1.06		(0.05)		44

2007 - Institutional	11.58	0.02	(e)	1.15	1.17	(0.02)		12.73	10.13	172,418	0.86	(f)	0.86	(f)	0.18	(e)(f)	53
2007 - Service	11.58	0.01	(e)	1.15	1.16	(0.01)		12.73	10.01	343,100	0.96	(f)	1.11	(f)	0.08	(e)(f)	53

2006 - Institutional	10.68	0.01		0.90	0.91	(0.01)		11.58	8.56	165,877	0.84		0.85		0.12		70
2006 - Service (Commenced January 9, 2006)	11.03	—	(g)	0.55	0.55	—	(g)	11.58	5.01	386,526	0.94	(c)	1.10	(c)	0.03	(c)	70

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Includes a return of capital amounting to less than $0.005 per share.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.09% of average net assets.
(f)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.02% of average net assets.
(g)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.
12

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements
June 30, 2011 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic Growth Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Certain dividends from foreign securities will be recorded when the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date.

          13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Fund. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Fund, which may not specifically relate to the Fund, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily. Non-class specific expenses are allocated daily to each share class of the respective Fund based upon the relative proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, and Transfer Agent fees.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Commission Recapture — The Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

3. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Fund’s investments categorized in the fair value hierarchy as of June 30, 2011:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$365,202,213	$—	$—
Short-term Investment	10,055,413	—	—

Total	$375,257,626	$—	$—

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the six months ended June 30, 2011, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First	Next	Next	Next	Over	Effective	Effective Net
$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Management Rate

0.75%	0.68%	0.65%	0.64%	0.63%	0.75%	0.75%*

*	Effective June 30, 2011, GSAM agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.71% through at least April 29, 2012. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the six months ended June 30, 2011, GSAM waived approximately $400 of the Fund’s management fee.

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

D. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.114% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense reimbursements will remain in place through at least April 29, 2012, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. For the six months ended June 30, 2011, GSAM did not make any reimbursements to the Fund.
As of June 30, 2011, the amounts owed to affiliates were approximately $225,000, $51,400 and $6,000 for management, distribution and service, and transfer agent fees, respectively.

E. Line of Credit Facility — As of June 30, 2011, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management

          15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2011, the Fund did not have any borrowings under the facility.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2011, were $57,691,573 and $53,832,577, respectively.

6. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2010, the Fund’s capital loss carryforwards on a tax-basis were as follows:

Capital loss carryforward:(1)
Expiring 2011	$(1,064,803)
Expiring 2016	(23,475,963)
Expiring 2017	(43,614,413)

Total capital loss carryforward	$(68,155,179)

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2011, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$317,191,787

Gross unrealized gain	70,360,526
Gross unrealized loss	(12,294,687)

Net unrealized security gain	$58,065,839

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

7. OTHER RISKS

Fund’s Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

          17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended
	June 30, 2011		For the Fiscal Year Ended
	(Unaudited)		December 31, 2010
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	307,680	$3,785,477	589,735	$6,437,104
Reinvestment of distributions	—	—	40,882	490,173
Shares redeemed	(833,910)	(10,226,388)	(2,141,448)	(23,457,107)

	(526,230)	(6,440,911)	(1,510,831)	(16,529,830)

Service Shares
Shares sold	2,179,173	26,665,363	2,823,030	30,985,537
Reinvestment of distributions	—	—	36,379	435,824
Shares redeemed	(1,233,931)	(15,085,561)	(3,207,332)	(35,060,574)

	945,242	11,579,802	(347,923)	(3,639,213)

NET INCREASE (DECREASE)	419,012	$5,138,891	(1,858,754)	$(20,169,043)

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Strategic Growth Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.
The Management Agreement was most recently approved for continuation until June 30, 2012 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2011 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and

(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), its benchmark performance index, a comparable institutional composite managed by the Investment Adviser, and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	expense information for the Fund, including:

(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser to waive certain fees and reimburse certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio brokerage, distribution and other services;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

          19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(k)	information regarding commissions paid by the Fund, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the manner in which portfolio manager compensation is determined, and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and compliance reports.
The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.
The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various portfolio management teams that had occurred in recent periods, the potential benefit to the Fund of recent increases in headcount at the Investment Adviser and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance
The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the Fund to its peers using performance rankings and ratings compiled by the Outside Data Provider as of December 31, 2010, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data provider. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies, and market conditions. The Trustees also received information comparing the Fund’s performance to that of a comparable institutional composite managed by the Investment Adviser. The Trustees considered whether the Fund had operated within its investment policies and had complied with its investment limitations.
In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Independent Trustees noted that for the one-year period ended May 31, 2011, the Fund ranked in the bottom half of its peer group. They also noted that the Fund had underperformed its benchmark index during that period. The Independent Trustees observed that they had communicated their concerns regarding the performance of the Fund to GSAM senior management and had received assurances that measures would continue to be taken to address the Fund’s performance.

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a five-year history comparing the Fund’s expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.
In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fee and limit the Fund’s “other expenses” ratio (excluding certain expenses) to a certain specified level. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Fund under the terms of the Management Agreement.
In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2010 and 2009, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for the Fund’s breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.75%
Next $1 billion	0.68
Next $3 billion	0.65
Next $3 billion	0.64
Over $8 billion	0.63

          21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to limit the Fund’s fees and “other expenses” ratio (excluding certain expenses) to certain amounts. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of the fall-out benefits.

Other Benefits to the Fund and Its Shareholders
The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion
In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2012.

          23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Fund Expenses — Six Month Period Ended June 30, 2011 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2011 through June 30, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
			for the
	Beginning	Ending	6 Months
	Account Value	Account Value	Ended
Share Class	1/01/11	6/30/11	6/30/11*
Institutional
Actual	$1,000	$1,035.80	$4.24
Hypothetical 5% return	1,000	1,020.63 +	4.21

Service
Actual	1,000	1,034.20	5.50
Hypothetical 5% return	1,000	1,019.39 +	5.46

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.84% and 1.09% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

24

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York New York 10282

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic Growth Fund.

© 2011 Goldman Sachs. All rights reserved.

VITSGRWSAR11/57663.MF.MED.TMPL/8/2011

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Mid Cap Value Fund

Semi-Annual Report
June 30, 2011

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Mid Cap Value Fund invests primarily in mid-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

          1

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Portfolio Management Team discusses the performance of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund (the “Fund”) and positioning for the six-month period ended June 30, 2011 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 6.10% and 5.95%, respectively. These returns compare to the 6.69% cumulative total return of the Fund’s benchmark, the Russell Midcap® Value Index* (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

U.S. equities continued their positive momentum from 2010 during the Reporting Period. However, most of the gains were generated during the first quarter of 2011, as improving trends in labor, housing, manufacturing and consumer confidence pointed to a continuation in the economic recovery. A positive trajectory in corporate earnings and cash flows and strong merger and acquisition activity further supported U.S. equity market performance. Indeed, despite great exogenous shocks in the Middle East and turmoil in North African turmoil, a series of disasters in Japan, political debate over collective bargaining rights in Wisconsin and the possible repeal of health care reform in Washington D.C., the U.S. equity markets rewarded investors with solid returns during the first quarter of 2011.

The broad U.S. equity markets experienced a much more volatile second quarter, rising to a three-year high in April before losing most of its early 2011 gains by mid-June and then recovering somewhat in the very last week of the Reporting Period. In early April, commodity prices declined and expectations ran high for strong corporate profit growth. However, while home construction rose modestly in May, housing and employment remained key weak spots in the U.S. economy. Concerns about Greece’s debt crisis also re-surfaced, the U.S. Congress wrangled over the U.S. debt ceiling, the Federal Reserve Board’s quantitative easing program was scheduled to expire on June 30, 2011, the impact of Japan’s natural and nuclear disasters worked its way through the global supply chain and deadly storms cut a wide swath of destruction across the midwestern and southern United States. In turn, the U.S. stock market felt pressured and lost ground. Toward the end of June, U.S. equity markets recovered from their May to mid-June decline on the heels of better than expected U.S. manufacturing activity, improved automobile sales and a short-term resolution of the sovereign debt crisis in Greece.

Despite this volatility, all sectors posted gains during the Reporting Period, with the exception of financials, which posted a negative return. Health care and energy led the way. Energy was, not surprisingly, impacted by the price of Brent crude oil, which peaked at more than $126 per barrel in April on supply disruption fears in North Africa and the Middle East before falling in June on weaker U.S. economic data and concerns about the pace of growth in China’s economy. Still, Brent crude oil prices ended the Reporting Period at more than $112 per barrel.

While all capitalization segments of the U.S. equity market advanced during the Reporting Period, mid-cap stocks, as measured by the Russell Midcap® Index, performed best, followed by large-cap and then small-cap stocks, as measured by the Russell 1000® Index and the Russell 2000® Index, respectively, which performed nearly in line with each other. Large-cap stocks were least successful relative to small-cap stocks in the information technology sector. Growth-oriented stocks outpaced value-oriented stocks across the capitalization spectrum.

What key factors were responsible for the Fund’s performance during the Reporting Period?

Stock selection overall detracted most from the Fund’s performance relative to the Russell Index during the Reporting Period.

*	The Russell Midcap Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Which equity market sectors most significantly affected Fund performance?

Effective stock selection in the information technology, consumer discretionary and materials sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was stock selection in the energy, financials and utilities sectors, where company-specific issues weighed on certain holdings.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the Russell Index from positions in media company DISH Network within the consumer discretionary sector, health maintenance organization (HMO) Aetna within the health care sector and wireless and wireline communications services company Sprint Nextel within the telecommunication services sector.

DISH Network is a broadcast satellite subscription television service provider. The company’s churn — or the number of customers who switch to a competitor — materially dropped following reports of its quarterly results, which surprised the market to the upside. DISH Network also benefited from a court ruling favoring the company when it served as a defendant in TIVO’s patent infringement case. These factors, combined with an attractive valuation, drove DISH Network’s shares higher during the Reporting Period.

Like other HMOs, Aetna benefited during the Reporting Period both from a loosening of the restrictions placed on it by PPACA (Patient Protection and Affordable Care Act, aka heath care reform) and from strong fundamentals, due mostly to lower health care utilization during the tough economy.

Fundamentals in the core businesses of Sprint Nextel improved during the Reporting Period, despite increased competitive pressures, as its churn declined and its average revenue per unit increased. We believe these supportive trends gave investors confidence in the resiliency of Sprint Nextel and in the sustainability of its turnaround. Additionally, during the Reporting Period, Sprint Nextel signed a deal with LightSquared, a wholesale provider of 4G (fourth generation) capacity, to offer networking hosting services. This deal provides Sprint Nextel with a potential new revenue stream at high incremental margins. We continued, at the end of the Reporting Period, to believe there is potential for EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) margin expansion over the next few years and remain positive on both near and longer-term prospects for Sprint Nextel.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting from the Fund’s results relative to its benchmark index were positions in two oil and gas exploration and production companies — Forest Oil and Newfield Exploration — as well as in multi-line insurance company Genworth Financial.

Forest Oil was the biggest detractor from the Fund’s performance during the Reporting Period. Shares of Forest Oil fell after the company reported a fourth quarter 2010 earnings decline due to a drop in commodity prices and a disappointment in fourth quarter 2010 drilling results from its Granite Wash operations. We sold the Fund’s position in Forest Oil by the end of the Reporting Period.

Shares of Newfield Exploration were affected, particularly during the second quarter of 2011, by weaker oil prices and a weather-related event — specifically, flooding in the Williston Basin — that caused concerns about its potentially negative impact on the company’s near-term production. Despite these headwinds the company faced during the Reporting Period, Newfield Exploration’s stock remains a core long-term holding for the Fund, as we believe the company is well positioned to reduce its finding and development costs and to grow its reserve base with high returns on capital.

Genworth Financial saw its shares decline during the Reporting Period largely due to concerns over its significant exposure to consumer loans. However, we maintained the Fund’s holding in the company at the end of the Reporting Period, as we continued to have strong conviction in what we consider to be this attractively valued turnaround stock. Genworth Financial was still generating profitable earnings from non-mortgage fee-based businesses and international businesses. Also, we believe that mortgage losses will be earned out as the market stabilizes and that the company has the ability to earn high single-digit returns on equity, which warrants a higher valuation.

How did the Fund use derivatives and similar instruments during the Reporting Period?

The Fund did not use derivatives during the Reporting Period.

Did the Fund make any significant purchases or sales during the Reporting Period?

During the Reporting Period, we added to the Fund’s position in cable network company Scripps Networks Interactive, which operates six television channels focused on the home, food and travel/entertainment categories, including HGTV, the Food

          3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Network and the Travel Channel. In our view, the company benefits from an undervalued runway of affiliate fee growth, which it receives for its networks, as well as from several underappreciated value-enhancing capital deployment opportunities due to its strong balance sheet. We also favor the stock because of its strong ties to a continued advertising recovery, as cable television has been taking an incremental share of advertising dollars from both broadcasters given shifts in viewership and from newsprint.

We looked during the Reporting Period to diversify the Fund’s mix of natural gas and oil companies and in that effort we initiated a Fund position in Cabot Oil & Gas. We liked this company because of its natural gas exposure, what we believe is a sustainable competitive advantage in the Marcellus shale and strong financial discipline.

Strict to our sell discipline, we eliminated stocks in which our investment thesis was challenged. For example, as already mentioned, we eliminated the Fund’s holding in Forest Oil during the Reporting Period, as the company had missed expectations for first quarter 2011 results. We had grown increasingly concerned about continued operational missteps in drilling.

We also sold out of certain stocks that approached their price targets as they appreciated during the Reporting Period. Shares of apartment REIT Equity Residential, for instance, benefited from the increasing trend in rental activity as home ownership rates declined. We exited the Fund’s position in its stock as it approached our price target and as its market cap was approaching the upper end of the Fund’s stated range.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary, consumer staples and telecommunication services increased compared to the Russell Index. The Fund’s allocation compared to the benchmark index in financials, health care and materials decreased.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

As of June 30, 2011, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary and telecommunication services sectors. On the same date, the Fund had modestly underweighted positions compared to the Russell Index in financials, consumer staples, health care, industrials, materials and utilities and was rather neutrally weighted to the Russell Index in energy and information technology.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we remained cautiously optimistic on the U.S. equity market, despite macroeconomic, geopolitical and regulatory uncertainty persisting. In our view, valuations remained compelling, especially after the pullback during the second quarter of 2011, as many companies were trading at depressed levels. Companies generally continued to exhibit strong fundamentals, with cash rich balance sheets. We also continued to expect that management teams will be focused in the months ahead on returning value to shareholders through mergers and acquisitions, share buybacks, new or increased dividends and deleveraging of balance sheets, providing further catalyst for growth.

Given this backdrop, we believe the coming months should be fertile ground for forward-looking stock pickers. We anticipate that stock correlations may well decline and that companies should likely begin to trade more in line with underlying fundamentals. We maintain our discipline as we seek companies with strong or improving fundamentals, led by quality management teams that are smart allocators of capital and remain focused on creating shareholder value. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

4

FUND BASICS

Mid Cap Value Fund
as of June 30, 2011

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[1]

For the period ended 6/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Institutional	36.97%	4.94%	9.19%	8.45%	5/01/98
Service	36.68	4.72	N/A	4.65	1/09/06

[1]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”).

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS[2]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Institutional	0.84%	0.87%
Service	1.09	1.12

[2]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. The expense ratios set forth above may differ from the expense ratios disclosed in the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 6/30/11[3]

Holding	% of Net Assets	Line of Business

The J.M. Smucker Co.	1.9%	Food, Beverage & Tobacco
Principal Financial Group, Inc.	1.9	Insurance
PPL Corp.	1.9	Utilities
Lear Corp.	1.8	Automobiles & Components
Xcel Energy, Inc.	1.8	Utilities
Sprint Nextel Corp.	1.7	Telecommunication Services
Scripps Networks Interactive, Inc. Class A	1.7	Media
SLM Corp.	1.6	Diversified Financials
DISH Network Corp. Class A	1.6	Media
Liberty Media Corp. – Interactive Class A	1.5	Retailing

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

          5

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS[4]

As of June 30, 2011

[4]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investment represent investments in investment companies other than those that are exchange traded. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments
June 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 98.9%
Automobiles & Components – 3.0%
316,491	Lear Corp.	$16,925,939
181,089	TRW Automotive Holdings Corp.*	10,689,683

		27,615,622

Banks – 5.8%
205,640	CIT Group, Inc.*	9,101,626
958,036	Fifth Third Bancorp	12,214,959
70,289	First Republic Bank*	2,268,929
86,886	M&T Bank Corp.	7,641,624
507,266	SunTrust Banks, Inc.	13,087,463
393,778	Zions Bancorporation	9,454,610

		53,769,211

Capital Goods – 7.6%
186,816	BE Aerospace, Inc.*	7,623,961
109,422	Cooper Industries PLC	6,529,211
86,769	Eaton Corp.	4,464,265
217,366	GrafTech International Ltd.*	4,406,009
769,591	Masco Corp.	9,258,179
105,812	Parker Hannifin Corp.	9,495,569
300,951	Pentair, Inc.	12,146,382
359,694	Spirit Aerosystems Holdings, Inc. Class A*	7,913,268
361,603	Textron, Inc.	8,537,447

		70,374,291

Commercial & Professional Services – 0.7%
219,488	Republic Services, Inc.	6,771,205

Consumer Durables & Apparel – 3.1%
206,732	Hasbro, Inc.	9,081,737
75,705	Mohawk Industries, Inc.*	4,541,543
564,702	Newell Rubbermaid, Inc.	8,910,997
8,793	NVR, Inc.*	6,379,146

		28,913,423

Consumer Services – 1.9%
249,137	Royal Caribbean Cruises Ltd.*	9,377,517
240,761	Wyndham Worldwide Corp.	8,101,607

		17,479,124

Diversified Financials – 5.5%
386,846	Invesco Ltd.	9,052,196
495,616	Janus Capital Group, Inc.	4,678,615
121,943	Lazard Ltd. Class A	4,524,085
314,814	Legg Mason, Inc.	10,313,307
896,499	SLM Corp.	15,070,148
297,486	The NASDAQ OMX Group, Inc.*	7,526,396

		51,164,747

Energy – 7.1%
164,834	Cabot Oil & Gas Corp.	10,930,143
137,666	Cameron International Corp.*	6,923,223
86,478	Consol Energy, Inc.	4,192,453
35,909	Energen Corp.	2,028,859
263,769	Frontier Oil Corp.	8,522,376
110,121	Helmerich & Payne, Inc.	7,281,201
196,161	Newfield Exploration Co.*	13,342,871
89,530	Oil States International, Inc.*	7,154,342
52,824	Pioneer Natural Resources Co.	4,731,446

		65,106,914

Food, Beverage & Tobacco – 4.2%
241,743	Coca-Cola Enterprises, Inc.	7,054,061
366,224	ConAgra Foods, Inc.	9,452,241
76,403	H.J. Heinz Co.	4,070,752
233,136	The J.M. Smucker Co.	17,820,916

		38,397,970

Health Care Equipment & Services – 5.2%
238,623	Aetna, Inc.	10,520,888
1,907,543	Boston Scientific Corp.*	13,181,122
383,564	Hologic, Inc.*	7,736,486
199,744	Kinetic Concepts, Inc.*	11,511,247
139,238	Patterson Companies, Inc.	4,579,538

		47,529,281

Household & Personal Products – 1.0%
133,066	Energizer Holdings, Inc.*	9,628,656

Insurance – 10.6%
168,530	Everest Re Group Ltd.	13,777,327
710,152	Genworth Financial, Inc. Class A*	7,300,363
374,553	Hartford Financial Services Group, Inc.	9,876,963
234,060	Lincoln National Corp.	6,668,369
186,641	Marsh & McLennan Companies, Inc.	5,821,333
87,706	PartnerRe Ltd.	6,038,558
574,175	Principal Financial Group, Inc.	17,466,403
350,224	Unum Group	8,923,707
361,545	W.R. Berkley Corp.	11,728,520
479,211	XL Group PLC	10,533,058

		98,134,601

Materials – 4.0%
47,418	Albemarle Corp.	3,281,326
479,388	Chemtura Corp.*	8,724,861
122,991	Cytec Industries, Inc.	7,033,855
432,129	Huntsman Corp.	8,145,632
316,663	Stillwater Mining Co.*	6,969,753
244,746	Thompson Creek Metals Co., Inc.*	2,442,565

		36,597,992

Media – 4.5%
484,930	DISH Network Corp. Class A*	14,872,803
255,895	Liberty Global, Inc. Class A*	11,525,511
317,243	Scripps Networks Interactive, Inc. Class A	15,506,838

		41,905,152

Pharmaceuticals, Biotechnology & Life Sciences – 1.3%
479,084	Warner Chilcott PLC Class A	11,560,297

Real Estate Investment Trust – 7.0%
59,341	Alexandria Real Estate Equities, Inc.	4,594,180
59,050	AvalonBay Communities, Inc.	7,582,020
96,028	Camden Property Trust	6,109,301

The accompanying notes are an integral part of these financial statements.          7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments (continued)
June 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Real Estate Investment Trust – (continued)

133,415	Douglas Emmett, Inc.	$2,653,624
23,294	Essex Property Trust, Inc.	3,151,445
506,880	Host Hotels & Resorts, Inc.	8,591,616
481,695	Kimco Realty Corp.	8,978,795
961,194	MFA Financial, Inc.	7,728,000
247,230	Tanger Factory Outlet Centers, Inc.	6,618,347
161,833	Ventas, Inc.	8,530,218

		64,537,546

Retailing – 2.1%
124,283	Guess?, Inc.	5,227,343
844,684	Liberty Media Corp. — Interactive Class A*	14,165,351

		19,392,694

Semiconductors & Semiconductor Equipment – 2.3%
172,665	Maxim Integrated Products, Inc.	4,413,317
657,066	ON Semiconductor Corp.*	6,879,481
275,708	Xilinx, Inc.	10,055,071

		21,347,869

Software & Services – 3.4%
113,382	BMC Software, Inc.*	6,201,995
99,581	Check Point Software Technologies Ltd.*	5,661,180
227,359	Electronic Arts, Inc.*	5,365,672
350,103	Parametric Technology Corp.*	8,027,862
257,628	Quest Software, Inc.*	5,855,885

		31,112,594

Technology Hardware & Equipment – 2.0%
117,018	Amphenol Corp. Class A	6,317,802
1,003,736	Brocade Communications Systems, Inc.*	6,484,134
84,556	Polycom, Inc.*	5,436,951

		18,238,887

Telecommunication Services – 3.3%
286,568	CenturyLink, Inc.	11,585,944
695,191	Clearwire Corp. Class A*	2,627,822
2,943,485	Sprint Nextel Corp.*	15,865,384

		30,079,150

Transportation – 2.0%
1,055,639	JetBlue Airways Corp.*	6,439,398
116,410	Kansas City Southern*	6,906,605
84,766	Ryder System, Inc.	4,818,947

		18,164,950

Utilities – 11.3%
419,103	CMS Energy Corp.	8,252,138
155,085	Edison International	6,009,544
132,876	Great Plains Energy, Inc.	2,754,520
236,441	Northeast Utilities	8,315,630
476,380	NV Energy, Inc.	7,312,433
152,938	Pinnacle West Capital Corp.	6,817,976
615,222	PPL Corp.	17,121,628
144,656	Questar Corp.	2,561,858
247,801	SCANA Corp.	9,755,925
205,121	Sempra Energy	10,846,799
254,365	The AES Corp.*	3,240,610
167,074	Westar Energy, Inc.	4,495,961
673,844	Xcel Energy, Inc.	16,374,409

		103,859,431

TOTAL COMMON STOCKS
(Cost $787,044,266)		$911,681,607

Shares	Rate	Value

Short-term Investment(a) – 1.2%
JPMorgan U.S. Government Money Market Fund — Capital Shares
11,384,811	0.010%	$11,384,811
(Cost $11,384,811)

TOTAL INVESTMENTS – 100.1%
(Cost $798,429,077)		$923,066,418

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(993,003)

NET ASSETS – 100.0%		$922,073,415

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2011.

8          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Assets and Liabilities
June 30, 2011 (Unaudited)

Assets:

Investments in securities, at value (identified cost $798,429,077)	$923,066,418
Receivables:
Investment securities sold	1,708,219
Fund shares sold	1,506,827
Dividends	1,204,078
Other assets	5,014

Total assets	927,490,556

Liabilities:

Payables:
Investment securities purchased	3,771,474
Fund shares redeemed	863,498
Amounts owed to affiliates	639,725
Accrued expenses	142,444

Total liabilities	5,417,141

Net Assets:

Paid-in capital	929,242,118
Accumulated undistributed net investment income	5,366,968
Accumulated net realized loss from investment transactions	(137,173,012)
Net unrealized gain on investments	124,637,341

NET ASSETS	$922,073,415

Net Assets:
Institutional	$756,859,222
Service	165,214,193

Total Net Assets	$922,073,415

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	50,587,835
Service	11,040,355

Net asset value, offering and redemption price per share:
Institutional	$14.96
Service	14.96

The accompanying notes are an integral part of these financial statements.          9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Operations
For the Six Months Ended June 30, 2011 (Unaudited)

Investment income:

Dividends	$6,802,281

Expenses:

Management fees	3,711,596
Distribution and Service fees — Service Class	195,458
Transfer Agent fees(a)	92,782
Printing and mailing costs	54,120
Professional fees	45,522
Custody and accounting fees	39,748
Trustee fees	8,745
Other	17,250

Total expenses	4,165,221

Less — expense reductions	(754)

Net expenses	4,164,467

NET INVESTMENT INCOME	2,637,814

Realized and unrealized gain (loss) from investment transactions:

Net realized gain from:
Investment transactions (including commissions recaptured of $153,122)	91,298,590
Net change in unrealized loss on:
Investments	(38,936,021)

Net realized and unrealized gain from investment transactions	52,362,569

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$55,000,383

(a)	Institutional and Service Shares had Transfer Agent fees of $77,147 and $15,635, respectively.

10          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statements of Changes in Net Assets

	For the	For the
	Six Months Ended	Fiscal Year Ended
	June 30, 2011 (Unaudited)	December 31, 2010

From operations:

Net investment income	$2,637,814	$5,547,217
Net realized gain from investment transactions	91,298,590	140,485,737
Net change in unrealized gain (loss) on investments	(38,936,021)	51,064,556

Net increase in net assets resulting from operations	55,000,383	197,097,510

Distributions to shareholders:

From net investment income
Institutional Shares	—	(4,764,554)
Service Shares	—	(592,691)

Total distributions to shareholders	—	(5,357,245)

From share transactions:

Proceeds from sales of shares	47,156,873	52,232,265
Reinvestment of distributions	—	5,357,245
Cost of shares redeemed	(96,268,019)	(289,923,397)

Net decrease in net assets resulting from share transactions	(49,111,146)	(232,333,887)

TOTAL INCREASE (DECREASE)	5,889,237	(40,593,622)

Net assets:

Beginning of period	916,184,178	956,777,800

End of period	$922,073,415	$916,184,178

Accumulated undistributed net investment income	$5,366,968	$2,729,154

The accompanying notes are an integral part of these financial statements.          11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations				Distributions to shareholders
				Net										Ratio of		Ratio of
	Net asset			realized			From		Net asset		Net assets,	Ratio of		total		net investment
	value,	Net		and	Total from	From net	net		value,		end of	net expenses		expenses		income		Portfolio
	beginning	investment		unrealized	investment	investment	realized	Total	end of	Total	period	to average		to average		to average		turnover
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions	period	return(b)	(in 000s)	net assets		net assets		net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2011 - Institutional	$14.10	$0.04		$0.82	$0.86	$—	$—	$—	$14.96	6.10%	$756,859	0.86	%(c)	0.86	%(c)	0.61	%(c)	38%
2011 - Service	14.12	0.03		0.81	0.84	—	—	—	14.96	5.95	165,214	1.11	(c)	1.11	(c)	0.37	(c)	38

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2010 - Institutional	11.35	0.08		2.76	2.84	(0.09)	—	(0.09)	14.10	25.00	769,552	0.87		0.87		0.65		88
2010 - Service	11.37	0.05		2.76	2.81	(0.06)	—	(0.06)	14.12	24.69	146,632	1.12		1.12		0.44		88

2009 - Institutional	8.66	0.14	(d)	2.73	2.87	(0.18)	—	(0.18)	11.35	33.15	834,376	0.86		0.86		1.46	(d)	111
2009 - Service	8.68	0.12	(d)	2.73	2.85	(0.16)	—	(0.16)	11.37	32.78	122,402	1.11		1.11		1.21	(d)	111

2008 - Institutional	14.02	0.14	(e)	(5.34)	(5.20)	(0.14)	(0.02)	(0.16)	8.66	(36.97)	748,682	0.84		0.84		1.16	(e)	93
2008 - Service	14.03	0.11	(e)	(5.34)	(5.23)	(0.10)	(0.02)	(0.12)	8.68	(37.13)	111,437	1.09		1.09		0.91	(e)	93

2007 - Institutional	16.09	0.14	(f)	0.39	0.53	(0.13)	(2.47)	(2.60)	14.02	3.20	1,559,013	0.87	(g)	0.87	(g)	0.85	(f)(g)	84
2007 - Service	16.09	0.12	(f)	0.40	0.52	(0.11)	(2.47)	(2.58)	14.03	3.16	225,190	0.97	(g)	1.12	(g)	0.75	(f)(g)	84

2006 - Institutional	15.53	0.13		2.39	2.52	(0.16)	(1.80)	(1.96)	16.09	16.16	1,673,896	0.86		0.87		0.80		57
2006 - Service (Commenced January 9, 2006)	15.96	0.12		1.95	2.07	(0.14)	(1.80)	(1.94)	16.09	12.91	273,903	0.96	(c)	1.12	(c)	0.72	(c)	57

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.03 per share and 0.37% of average net assets.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.11% of average net assets.
(f)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.06% of average net assets.
(g)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.02% of average net assets.

The accompanying notes are an integral part of these financial statements.
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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements
June 30, 2011 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Mid Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Certain dividends from foreign securities will be recorded when the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date.

          13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Fund. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Fund’s investments in the U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Fund as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Fund’s distributions is deemed a return of capital and is generally not taxable to shareholders.

C. Expenses — Expenses incurred by the Fund, which may not specifically relate to the Fund, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily. Non-class specific expenses are allocated daily to each share class of the respective Fund based upon the relative proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Code, applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Commission Recapture — The Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

3. FAIR VALUE OF INVESTMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The following is a summary of the Fund’s investments categorized in the fair value hierarchy as of June 30, 2011:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$911,681,607	$—	$—
Short-term Investment	11,384,811	—	—

Total	$923,066,418	$—	$—

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the six months ended June 30, 2011, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First	Next	Next	Over	Effective	Effective Net
$2 billion	$3 billion	$3 billion	$8 billion	Rate	Management Rate

0.80%	0.72%	0.68%	0.67%	0.80%	0.80%*

*	Effective June 30, 2011, GSAM agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.77% through at least April 29, 2012. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the six months ended June 30, 2011, GSAM waived approximately $800 of the Fund’s management fee.

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

D. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.054% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense reimbursements will remain in place

          15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

through at least April 29, 2012, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. For the six months ended June 30, 2011, GSAM did not make any reimbursements to the Fund.
As of June 30, 2011, the amounts owed to affiliates were approximately $592,100, $32,800 and $14,800 for management, distribution and service, and transfer agent fees, respectively.

E. Line of Credit Facility — As of June 30, 2011, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2011, the Fund did not have any borrowings under the facility.

F. Other Transactions with Affiliates — For the six months ended June 30, 2011, Goldman Sachs earned approximately $40,300 in brokerage commissions from portfolio transactions on behalf of the Fund.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2011, were $350,269,636 and $391,663,394, respectively.

6. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2010, the Fund’s capital loss carryforwards on a tax-basis were as follows:

Capital loss carryforward:(1)
Expiring 2016	$(23,257,351)
Expiring 2017	(198,932,335)

Total capital loss carryforward	$(222,189,686)

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2011, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$804,675,131

Gross unrealized gain	139,589,526
Gross unrealized loss	(21,198,239)

Net unrealized security gain	$118,391,287

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales and differences related to the tax treatment of partnership and real estate investment trust investments.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

6. TAX INFORMATION (continued)

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

7. OTHER RISKS

Fund’s Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

          17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended
	June 30, 2011		For the Fiscal Year Ended
	(Unaudited)		December 31, 2010
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	1,620,923	$23,834,204	2,606,517	$31,970,939
Reinvestment of distributions	—	—	337,912	4,764,554
Shares redeemed	(5,611,184)	(82,627,905)	(21,886,065)	(265,055,214)

	(3,990,261)	(58,793,701)	(18,941,636)	(228,319,721)

Service Shares
Shares sold	1,580,451	23,322,669	1,609,166	20,261,326
Reinvestment of distributions	—	—	41,975	592,691
Shares redeemed	(924,281)	(13,640,114)	(2,031,654)	(24,868,183)

	656,170	9,682,555	(380,513)	(4,014,166)

NET DECREASE	(3,334,091)	$(49,111,146)	(19,322,149)	$(232,333,887)

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Mid Cap Value Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.
The Management Agreement was most recently approved for continuation until June 30, 2012 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2011 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), its benchmark performance index, a comparable institutional composite managed by the Investment Adviser, and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	expense information for the Fund, including:

(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser to waive certain fees and reimburse certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio brokerage, distribution and other services;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(k)	information regarding commissions paid by the Fund, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the manner in which portfolio manager compensation is determined, and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and compliance reports.
The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.
The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various portfolio management teams that had occurred in recent periods, the potential benefit to the Fund of recent increases in headcount at the Investment Adviser and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance
The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the Fund to its peers using the performance rankings and ratings compiled by the Outside Data Provider as of December 31, 2010, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data provider. The information on the Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies, and market conditions. The Trustees also received information comparing the Fund’s performance to that of a comparable institutional composite managed by the Investment Adviser. The Trustees considered whether the Fund had operated within its investment policies and had complied with its investment limitations.
In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Independent Trustees noted that for the one-year period ended May 31, 2011, the Fund had outperformed its benchmark index and had placed in the top half of its peer group. The Independent Trustees also noted that the Fund had ranked in the top half of its peer group for the five- and ten-year periods ended May 31, 2011.

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a five-year history comparing the Fund’s expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.
In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fee and limit the Fund’s “other expenses” ratio (excluding certain expenses) to a certain specified level. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Fund under the terms of the Management Agreement.
In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2010 and 2009, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for the Fund’s breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $2 billion	0.80%
Next $3 billion	0.72
Next $3 billion	0.68
Over $8 billion	0.67

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share

          21

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to limit the Fund’s fees and “other expenses” ratio (excluding certain expenses) to certain amounts. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of the fall-out benefits.

Other Benefits to the Fund and Its Shareholders
The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion
In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2012.

          23

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Fund Expenses — Six Month Period Ended June 30, 2011 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2011 through June 30, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
			for the
	Beginning	Ending	6 Months
	Account Value	Account Value	Ended
Share Class	1/01/11	6/30/11	6/30/11*
Institutional
Actual	$1,000	$1,061.00	$4.39
Hypothetical 5% return	1,000	1,020.53 +	4.31

Service
Actual	1,000	1,059.50	5.67
Hypothetical 5% return	1,000	1,019.29 +	5.56

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.86% and 1.11% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

24

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York New York 10282

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital international Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.
Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Mid Cap Value Fund.

© 2011 Goldman Sachs. All rights reserved.
VITMCVSAR11/57660.MF.MED.TMPL/8/2011

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Strategic International Equity Fund

Semi-Annual Report
June 30, 2011

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Strategic International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s equity investments are subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

          1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs International Equity Portfolio Management Team discusses the performance of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund ( the “Fund”) and positioning for the six-month period ended June 30, 2011 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 4.65% and 4.53%, respectively. These returns compare to the 4.98% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index* (net, unhedged) (the “MSCI EAFE Index”), during the same time period.

What economic and market factors most influenced the international equity markets as a whole during the Reporting Period?

During the Reporting Period, eight of the ten sectors in the MSCI EAFE Index contributed positively to performance, with the health care and consumer staples sectors leading returns. Within the health care sector, pharmaceutical companies were the primary contributors to performance. Evidence of many companies’ ability to pass through commodity price increases contributed to the strong performance of many food and beverage companies within the consumer staples sector. The information technology and utilities sectors, in contrast, experienced weakness during the Reporting Period, detracting from market returns.

Early in the Reporting Period, all ten sectors were generally strong, though energy stocks led the way as the benchmark Brent crude oil price reached almost $120 per barrel on supply disruption fears stemming from escalating unrest across North Africa and the Middle East. The international equity markets broadly remained resilient through most of April due to an earnings season that generally was perceived to exceed expectations. Strong merger and acquisition activity also supported market strength. However, in May and June, international equity market returns experienced weakness brought on by resurfacing concerns about the European sovereign debt crisis in Greece and other periphery economies and about continued supply chain disruptions in the aftermath of the earthquake and tsunami in Japan. After the Greek parliament approved austerity measures to avoid defaulting on its debt, the international equity markets rallied sharply in the last week of June.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s modest underperformance relative to the MSCI EAFE Index during the Reporting Period can be primarily attributed to individual stock selection.

What were some of the Fund’s best-performing individual stocks?

The greatest contributors to Fund performance relative to the MSCI EAFE Index during the Reporting Period were French aerospace and defense company Safran, German cable operator Kabel Deutschland and Indonesian cigarette manufacturer Gudang Garam.

Safran’s stock performed well on the back of a strengthening U.S. dollar in May and June, which more than offset the weaker U.S. dollar earlier in the Reporting Period. A strengthening dollar benefits Safran as the company’s revenue base is in U.S. dollars while its costs are reported in euros. Safran’s share price was further boosted by falling oil prices during the second quarter, which is anticipated to improve profitability for one of the company’s key customer bases, namely airlines.

Another strong contributor to the Fund’s performance during the Reporting Period was Kabel Deutschland, Germany’s largest cable operator. Its stock price increased on the back of strong results announced in February 2011, with revenue and earnings before interest, taxes, depreciation and amortization (EBITDA) ahead of consensus. We believe these results were driven by strong numbers of additional subscribers to its premium television services, which is consistent with our investment thesis and may be supportive of continued strong growth going forward.

*	The unmanaged MSCI EAFE Index Net (unhedged) is a market capitalization weighted composite of securities in 22 developed markets as of May 30, 2010. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

The performance of Gudang Garam, the leading cigarette manufacturer in Indonesia, was buoyed by its ability to raise prices in May, without hampering volumes, which continued to be strong. Given the company’s relatively attractive valuation, strong market position and brand and substantial pricing power, we remained bullish at the end of the Reporting Period on its ability to grow earnings for the foreseeable future.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

The biggest detractors from Fund performance relative to the MSCI EAFE Index during the Reporting Period were Dutch mail delivery company PostNL, Japanese utilities company Tokyo Electric Power and Japanese electronics giant Sony.

In May, Dutch transportation company TNT N.V. was restructured into two companies — TNT Express, an international express and cargo delivery services company, and PostNL, which focuses on mail delivery. While we had expected the de-merger to be a positive catalyst for PostNL, the opposite proved to be the case. We, however, continued to hold a Fund position in PostNL, as we continued to believe at the end of the Reporting Period that there were a number of positive drivers in place. PostNL is a high dividend-paying stock. The company operates in a deregulated market. It continues to own a stake in TNT Express, and has, in our view, many areas of opportunities for earnings growth, including price increases, a healthier competitive landscape, parcels business expansion and the possibility of branching out to international markets.

Japan’s utilities sector overall detracted from the Fund’s results following the nation’s devastating earthquake and tsunami. Tokyo Electric Power is the operator of the nuclear power plant that was at the core of the nuclear crisis following the powerful natural disasters. Concerns about the magnitude of the nuclear crisis combined with poor perception of the company’s management of the crisis drove Tokyo Electric Power’s share price down sharply. We eliminated the Fund’s position in Tokyo Electric Power based on our outlook ahead for the company.

Sony’s share price fell during the Reporting Period due to generally weak global consumer electronic hardware sales as well as to damage from Japan’s earthquake to its device factories located in the Tohuku region of the nation. At the end of the Reporting Period, we believed the company still had an attractive valuation and was well positioned to maintain competitiveness in non-hardware segments. Thus, we held the Fund’s position in Sony.

Which equity market sectors most significantly affected Fund performance?

Effective security selection within the consumer staples, consumer discretionary and industrials sectors contributed most positively to the Fund’s performance relative to the MSCI EAFE Index during the Reporting Period.

The biggest detractors from the Fund’s relative results during the Reporting Period were financials, health care and utilities, where stock selection in each of these sectors weighed negatively on performance. The Fund’s underweighted allocation to utilities actually contributed to performance, but such positioning was more than offset by the detracting effect of holding poorly-performing Japanese electric utility company Tokyo Electric Power, discussed earlier.

Which countries or regions most affected the Fund’s performance during the Reporting Period?

Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI EAFE Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI EAFE Index.

That said, based on effective individual stock selection, France, Indonesia and Denmark contributed most positively to the Fund’s returns relative to the MSCI EAFE Index. The countries that detracted most from the Fund’s performance during the Reporting Period were the Netherlands, Spain and Italy.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures, on an opportunistic basis, to ensure the portfolio remained almost fully exposed to equities following cash inflows or stock sales.

          3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Did the Fund make any significant purchases or sales during the Reporting Period?

As part of the TNT N.V. restructuring referred to earlier, the Fund received shares of TNT Express, an affiliate of PostNL, during the Reporting Period. We held the position as we believe the company has a strong express parcel delivery business and is well positioned to benefit from the company’s move to seed growth in China earlier than competitors.

We initiated a Fund position in Nissan Motor, a Japanese company that manufactures and markets automobiles, light trucks and related parts. The company has overseas production bases in the U.S., the U.K. and Mexico. Nissan Motor also provides financing services and produces industrial motor vehicles, such as towing tractors and forklifts. At the time of purchase, we had conviction in the stock, as we believe the company is well positioned to benefit from global sales volume growth, what we consider to be a rational strategy implemented by strong management for mid-term growth and an attractive valuation.

We exited the Fund’s position in Dutch telecommunications company KPN due to news that impacted our original investment thesis on the company. More specifically, we sold the position in KPN based on announcements that the competitive landscape would be changing in the Dutch mobile phone market, a market in which KPN currently has a dominant market share. We were also concerned about pressures around KPN’s revenue as Dutch consumers seem to be moving away from “out of bundle” SMS (Short Message Service, i.e. the text communication service component of phone, web or mobile communication systems) and voice usage in favor of free smartphone applications, such as e-mail or instant messaging.

U.K. natural gas company BG Group had been a strong performer since we initiated the Fund position in September 2010. In order to capture profits following such strong performance and given our view that there was higher potential upside with other opportunities, we eliminated the Fund’s position in BG Group during the Reporting Period.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making regional, country, sector or industry bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s country or sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples, information technology and utilities increased and its exposure to energy, financials, health care and telecommunication services decreased, each as relative to the MSCI EAFE Index. There were no notable changes in the Fund’s country weightings.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of June 2011, the Fund had greater weightings than the MSCI EAFE Index in the consumer discretionary and information technology sectors. The Fund had underweighted allocations to the energy, financials, health care, industrials, materials and telecommunication services and was rather neutrally weighted to the MSCI EAFE Index in the utilities and consumer staples sectors at the end of the Reporting Period.

From a country perspective, the Fund had greater positions in Switzerland, Italy and Ireland relative to the MSCI EAFE Index at the end of June 2011. The Fund had less exposure to France, Sweden and Germany than the MSCI EAFE Index at the end of the Reporting Period. On the same date, the Fund had rather neutral exposures to Spain and Australia compared to the MSCI EAFE Index.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, but closely monitored, effect.

What is the Fund’s tactical view and strategy for the months ahead?

In our view, multi-decade high corporate profits and cash levels for U.S. companies, dramatically improved European corporate balance sheets and strong global demand from the emerging markets — combined with low yields from cash and fixed income investments — bode well for supporting stock buybacks, higher dividends and greater merger and acquisition activity going forward. We were, at the end of the Reporting Period, particularly optimistic regarding corporate profits, which we believe will likely be predominantly driven by top-line growth rather than margin expansion.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Commodity prices, including those for oil, had generally weakened in the last months of the Reporting Period. Thus, we were concerned about oil as the demand from China is relatively softer for oil than for other commodities. We also feared that weakening economies in Europe and the U.S. could push oil prices down further in the short term. We further believed that a political desire for lower oil prices could exacerbate the economic slowdown. To date, we have seen the OECD (Organization for Economic Cooperation and Development) nations try to impact the oil price with the coordinated release of strategic petroleum reserves, and it appears that OPEC (Organization of Petroleum Exporting Countries) members with available spare capacity would prefer to see oil prices at a “healthier, more sustainable” sub-$100 per barrel level.

All that said, our team maintains a preference for companies with distinct competitive advantages, which often affords them the additional benefit of being able to pass through price increases to their customers. In addition, we consistently seek companies with strong balance sheets, as we believe these companies will be able to better absorb cost increases that cannot entirely be passed on to customers. With corporate profit margins at high levels at the end of the Reporting Period, we continue to be focused on which companies have the potential to sustain such margins. We are carefully watching current earnings results, company by company, for signs of rising commodity prices pushing up input costs faster than revenues being pulled up by strong global demand. In our view, fundamentally-driven analysis will be critical to determining which companies have the potential to perform well, even in a more challenging environment.

As always, we continue to focus on building the Fund’s quality portfolio through intense bottom-up research and believe such a disciplined strategy will help us position the Fund effectively in these still uncertain times.

          5

FUND BASICS

Strategic International Equity Fund
as of June 30, 2011

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[1]

For the period ended 6/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Institutional	32.86%	0.05%	3.28%	3.62%	1/12/98
Service	32.54	-0.13	N/A	-0.11	1/09/06

[1]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”).

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS[2]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Institutional	0.97%	1.09%
Service	1.22	1.34

[2]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. The expense ratios set forth above may differ from the expense ratios disclosed in the Financial Highlights in this report.

6

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/11[3]

Holding	% of Net Assets	Line of Business	Country

HSBC Holdings PLC	3.0%	Banks	United Kingdom
Eni SpA	2.4	Energy	Italy
Rio Tinto PLC	2.1	Materials	United Kingdom
Novartis AG (Registered)	1.8	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Admiral Group PLC	1.8	Insurance	United Kingdom
Telefonaktiebolaget LM Ericsson Class B	1.8	Technology Hardware & Equipment	Sweden
Reckitt Benckiser Group PLC	1.7	Household & Personal Products	United Kingdom
BNP Paribas	1.7	Banks	France
Total SA	1.7	Energy	France
Carlsberg A/S Class B	1.6	Food, Beverage & Tobacco	Denmark

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND vs. BENCHMARK SECTOR ALLOCATIONS[4]

As of June 30, 2011

[4]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent investments in investment companies other than those that are exchange traded. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

          7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments
June 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 90.4%
Australia – 0.5%
660,520	CFS Retail Property Trust (REIT)	$1,287,552

Belgium – 0.3%
18,261	UCB SA (Pharmaceuticals, Biotechnology & Life Sciences)	820,558

Czech Republic – 0.5%
20,704	CEZ AS (Utilities)	1,065,894

Denmark – 2.6%
33,884	Carlsberg A/S Class B (Food, Beverage & Tobacco)	3,689,388
69,324	Christian Hansen Holding A/S (Materials)	1,647,200
12,447	Tryg A/S (Insurance)	718,771

		6,055,359

Finland – 0.4%
14,962	Outotec Oyj (Capital Goods)	851,642

France – 11.7%
5,545	Air Liquide SA (Materials)	794,389
15,913	Air Liquide SA-Prime De Fidelite (Materials)*	2,279,732
51,290	BNP Paribas (Banks)	3,954,920
51,834	EDF SA (Utilities)	2,032,148
85,016	GDF Suez (Utilities)	3,107,132
8,297	PPR (Retailing)	1,477,739
30,808	Remy Cointreau SA (Food, Beverage & Tobacco)	2,591,245
82,676	Safran SA (Capital Goods)	3,527,851
57,936	Societe Generale SA (Banks)	3,431,321
67,378	Total SA (Energy)	3,895,357

		27,091,834

Germany – 5.9%
13,589	Allianz SE (Registered) (Insurance)	1,894,943
32,850	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	2,638,400
26,100	Daimler AG (Registered) (Automobiles & Components)	1,968,241
19,118	HeidelbergCement AG (Materials)	1,222,707
39,125	Henkel AG & Co. KGaA Preference Shares (Household & Personal Products)	2,720,681
15,861	Kabel Deutschland Holding AG (Media)*	977,046
10,709	Volkswagen AG Preference Shares (Automobiles & Components)	2,214,576

		13,636,594

Hong Kong – 2.5%
339,000	Hang Lung Properties Ltd. (Real Estate)	1,393,848
494,000	Lifestyle International Holdings Ltd. (Retailing)	1,445,238
528,000	Sands China Ltd. (Consumer Services)*	1,431,170
106,443	Sun Hung Kai Properties Ltd. (Real Estate)	1,555,939

		5,826,195

Indonesia – 1.4%
304,000	PT Gudang Garam Tbk (Food, Beverage & Tobacco)	1,769,297
3,078,000	PT Perusahaan Gas Negara (Utilities)	1,447,684

		3,216,981

Ireland* – 0.2%
438,255	Kenmare Resources PLC (Materials)	414,641

Israel – 0.9%
42,583	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	2,053,352

Italy – 5.4%
137,736	Azimut Holding SpA (Diversified Financials)	1,285,900
235,807	Eni SpA (Energy)	5,588,382
1,043,082	Telecom Italia SpA RSP (Telecommunication Services)	1,213,499
1,663,294	UniCredit SpA (Banks)	3,520,723
165,421	Unione di Banche Italiane ScpA (Banks)	931,143

		12,539,647

Japan – 23.4%
62,400	Advantest Corp. (Semiconductors & Semiconductor Equipment)	1,148,748
260,000	Calsonic Kansei Corp. (Automobiles & Components)	1,567,004
530,000	DIC Corp. (Materials)	1,255,411
32,000	East Japan Railway Co. (Transportation)	1,832,666
11,100	FANUC Corp. (Capital Goods)	1,856,176
96,400	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	3,006,619
42,600	Honda Motor Co. Ltd. (Automobiles & Components)	1,641,247
191	Inpex Corp. (Energy)	1,412,098
85,500	JSR Corp. (Materials)	1,657,259
131,000	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	1,826,261
59,700	Komatsu Ltd. (Capital Goods)	1,864,022
10,400	Kyocera Corp. (Technology Hardware & Equipment)	1,058,907
135,000	Mitsubishi Electric Corp. (Capital Goods)	1,568,175
72,000	Mitsubishi Estate Co. Ltd. (Real Estate)	1,263,597
206,000	Mitsubishi Gas Chemical Co., Inc. (Materials)	1,509,268
611,400	Mitsubishi UFJ Financial Group, Inc. (Banks)	2,979,558

8          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

190,000	Mitsui & Co. Ltd. (Capital Goods)	$3,285,124
12,400	Nidec Corp. (Capital Goods)	1,157,668
4,900	Nintendo Co. Ltd. (Software & Services)	920,162
42,100	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	2,030,560
283,500	Nissan Motor Co. Ltd. (Automobiles & Components)	2,979,362
14,740	ORIX Corp. (Diversified Financials)	1,433,787
64,300	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,701,419
52,000	Seiko Epson Corp. (Technology Hardware & Equipment)	901,355
74,000	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	1,990,154
89,500	Sony Corp. (Consumer Durables & Apparel)	2,361,481
119,000	Sumitomo Metal Mining Co. Ltd. (Materials)	1,955,080
69,100	Sumitomo Mitsui Financial Group, Inc. (Banks)	2,130,677
57,900	The Kansai Electric Power Co., Inc. (Utilities)	1,153,003
171,000	Yamaguchi Financial Group, Inc. (Banks)	1,595,307
100,700	Yamaha Corp. (Consumer Durables & Apparel)	1,148,438

		54,190,593

Luxembourg – 0.5%
655,451	Regus PLC (Commercial & Professional Services)	1,163,748

Netherlands – 1.4%
123,727	PostNL NV (Transportation)	1,048,446
206,111	TNT Express NV (Transportation)*	2,137,674

		3,186,120

Spain – 0.6%
69,423	Gas Natural SDG SA (Utilities)	1,454,080

Sweden – 2.5%
441,802	Swedish Orphan Biovitrum AB (Pharmaceuticals, Biotechnology & Life Sciences)*	1,748,593
282,034	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	4,060,022

		5,808,615

Switzerland – 9.8%
49,344	Aryzta AG (Food, Beverage & Tobacco)	2,650,166
28,427	Compagnie Financiere Richemont SA Class A (Consumer Durables & Apparel)	1,862,908
29,802	Julius Baer Group Ltd. (Diversified Financials)*	1,231,062
645	Lindt & Spruengli AG (Food, Beverage & Tobacco)	2,013,609
67,794	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	4,154,899
1,409	Partners Group Holding AG (Diversified Financials)	249,412
3,250	Straumann Holding AG (Registered) (Health Care Equipment & Services)	783,757
19,521	Sulzer AG (Registered) (Capital Goods)	3,182,898
72,210	Temenos Group AG (Registered) (Software & Services)*	2,227,133
181,487	UBS AG (Registered) (Diversified Financials)*	3,312,060
59,179	Weatherford International Ltd. (Energy)*	1,115,310

		22,783,214

United Kingdom – 19.9%
155,475	Admiral Group PLC (Insurance)	4,146,148
46,439	Amlin PLC (Insurance)	302,723
65,461	Anglo American PLC (Materials)	3,246,469
31,687	Autonomy Corp. PLC (Software & Services)*	867,971
108,505	BG Group PLC (Energy)	2,463,705
154,943	GlaxoSmithKline PLC (Pharmaceuticals, Biotechnology & Life Sciences)	3,321,087
318,308	Halfords Group PLC (Retailing)	1,897,600
709,091	HSBC Holdings PLC (Banks)	7,030,447
125,894	Inmarsat PLC (Telecommunication Services)	1,124,855
208,125	Marks & Spencer Group PLC (Retailing)	1,206,492
71,651	Reckitt Benckiser Group PLC (Household & Personal Products)	3,957,433
345,551	Reed Elsevier PLC (Media)	3,146,010
66,911	Rio Tinto PLC (Materials)(a)	4,831,358
1,831,719	Royal Bank of Scotland Group PLC (Banks)*	1,133,032
35,163	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	1,099,430
58,900	Smiths Group PLC (Capital Goods)	1,136,133
102,360	The Capita Group PLC (Commercial & Professional Services)	1,175,640
116,136	Tullow Oil PLC (Energy)	2,312,745
18,833	Victrex PLC (Materials)	453,752
529,020	Vodafone Group PLC (Telecommunication Services)	1,402,772

		46,255,802

TOTAL COMMON STOCKS
(Cost $194,362,089)		$209,702,421

The accompanying notes are an integral part of these financial statements.          9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
June 30, 2011 (Unaudited)

Shares	Description	Value

Exchange Traded Fund – 4.8%
Australia – 4.8%
426,478	iShares MSCI Australia Index Fund	$11,109,752
(Cost $5,038,108)

Shares	Rate	Value

Short-term Investment(b) – 4.7%
JPMorgan U.S. Government Money Market Fund — Capital Shares
11,015,186	0.010%	$11,015,186
(Cost $11,015,186)

TOTAL INVESTMENTS – 99.9%
(Cost $210,415,383)		$231,827,359

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		117,492

NET ASSETS – 100.0%		$231,944,851

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2011.

Investment Abbreviations:
ADR	—	American Depositary Receipt
REIT	—	Real Estate Investment Trust
RSP	—	Risparmio Shares

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Hang Seng Index	12	July 2011	$1,729,288	$21,687
SPI 200 Index	64	September 2011	7,895,684	78,131

TOTAL				$99,818

10          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Assets and Liabilities
June 30, 2011 (Unaudited)

Assets:

Investments in securities, at value (identified cost $210,415,383)	$231,827,359
Foreign currencies, at value (identified cost $203,865)	206,587
Receivables:
Investment securities sold, at value	3,747,040
Dividends, at value	335,871
Foreign tax reclaims, at value	227,173
Due from broker — variation margin, at value	184,124
Fund shares sold	10,177
Reimbursement from investment adviser	3,870
Other assets	1,494

Total assets	236,543,695

Liabilities:

Payables:
Investment securities purchased, at value	4,165,990
Amounts owed to affiliates	195,394
Fund shares redeemed	86,390
Accrued expenses	151,070

Total liabilities	4,598,844

Net Assets:

Paid-in capital	325,091,612
Accumulated undistributed net investment income	2,815,792
Accumulated net realized loss from investment, futures and foreign currency related transactions	(117,529,287)
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	21,566,734

NET ASSETS	$231,944,851

Net Assets:
Institutional	$73,963,021
Service	157,981,830

Total Net Assets	$231,944,851

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	8,010,948
Service	17,111,477

Net asset value, offering and redemption price per share:
Institutional	$9.23
Service	9.23

The accompanying notes are an integral part of these financial statements.          11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Operations
For the Six Months Ended June 30, 2011 (Unaudited)

Investment income:

Dividends (net of foreign taxes withheld of $372,198)	$3,663,745
Interest	17,460

Total investment income	3,681,205

Expenses:

Management fees	1,002,030
Distribution and Service fees — Service Class	199,130
Custody and accounting fees	76,214
Printing and mailing costs	58,584
Professional fees	43,409
Transfer Agent fees(a)	23,575
Trustee fees	8,412
Other	5,377

Total expenses	1,416,731

Less — expense reductions	(22,522)

Net expenses	1,394,209

NET INVESTMENT INCOME	2,286,996

Realized and unrealized gain (loss) from investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	18,543,642
Futures transactions	(264,608)
Foreign currency related transactions	160,331
Net change in unrealized gain (loss) on:
Investments	(10,188,270)
Futures	179,960
Translation of asset and liabilities denominated in foreign currencies	31,178

Net realized and unrealized gain from investment, futures and foreign currency related transactions	8,462,233

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,749,229

(a)	Institutional and Service Shares had Transfer Agent fees of $7,646 and $15,929, respectively.

12          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2011	Fiscal Year Ended
	(Unaudited)	December 31, 2010

From operations:

Net investment income	$2,286,996	$2,768,882
Net realized gain from investment, futures and foreign currency related transactions	18,439,365	20,455,703
Net change in unrealized loss on investments, futures and translation of assets and liabilities denominated in foreign currencies	(9,977,132)	(929,246)

Net increase in net assets resulting from operations	10,749,229	22,295,339

Distributions to shareholders:

From net investment income
Institutional Shares	—	(1,126,914)
Service Shares	—	(1,932,729)

Total distributions to shareholders	—	(3,059,643)

From share transactions:

Proceeds from sales of shares	2,228,124	8,858,275
Reinvestment of distributions	—	3,059,643
Cost of shares redeemed	(17,804,651)	(33,755,347)

Net decrease in net assets resulting from share transactions	(15,576,527)	(21,837,429)

TOTAL DECREASE	(4,827,298)	(2,601,733)

Net assets:

Beginning of period	236,772,149	239,373,882

End of period	$231,944,851	$236,772,149

Accumulated undistributed net investment income	$2,815,792	$528,796

The accompanying notes are an integral part of these financial statements.          13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations			Distributions to shareholders
			Net										Ratio of		Ratio of
	Net asset		realized			From		Net asset		Net assets,	Ratio of		total		net investment
	value,	Net	and	Total from	From net	net		value,		end of	net expenses		expenses		income		Portfolio
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	period	to average		to average		to average		turnover
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions	period	return(b)	(in 000s)	net assets		net assets		net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2011 - Institutional	$8.82	$0.10	$0.31	$0.41	$—	$—	$—	$9.23	4.65%	$73,963	1.01	%(c)	1.03	%(c)	2.10	%(c)	60%
2011 - Service	8.83	0.08	0.32	0.40	—	—	—	9.23	4.53	157,982	1.26	(c)	1.28	(c)	1.86	(c)	60

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2010 - Institutional	8.11	0.11	0.73	0.84	(0.13)	—	(0.13)	8.82	10.36	77,558	1.02		1.05		1.38		112
2010 - Service	8.12	0.09	0.73	0.82	(0.11)	—	(0.11)	8.83	10.09	159,214	1.27		1.30		1.13		112

2009 - Institutional	6.41	0.13	1.71	1.84	(0.14)	—	(0.14)	8.11	28.69	82,015	1.07		1.07		1.80		118
2009 - Service	6.42	0.11	1.71	1.82	(0.12)	—	(0.12)	8.12	28.37	157,359	1.32		1.32		1.51		118

2008 - Institutional	13.76	0.32 (d)	(6.69)	(6.37)	(0.33)	(0.65)	(0.98)	6.41	(45.87)	74,149	1.12		1.12		2.95	(d)	165
2008 - Service	13.76	0.28 (d)	(6.67)	(6.39)	(0.30)	(0.65)	(0.95)	6.42	(46.00)	113,836	1.37		1.37		2.64	(d)	165

2007 - Institutional	14.49	0.20	0.92	1.12	(0.21)	(1.64)	(1.85)	13.76	7.88	136,785	1.16	(e)	1.16	(e)	1.30	(e)	134
2007 - Service	14.49	0.20	0.92	1.12	(0.21)	(1.64)	(1.85)	13.76	7.86	225,901	1.18	(e)	1.41	(e)	1.30	(e)	134

2006 - Institutional	12.05	0.22	2.44 (f)	2.66	(0.22)	—	(0.22)	14.49	22.10 (g)	127,795	1.15		1.16		1.64		76
2006 - Service (Commenced January 9, 2006)	12.71	0.22	1.78 (f)	2.00	(0.22)	—	(0.22)	14.49	15.74 (g)	260,251	1.17	(c)	1.41	(c)	1.68	(c)	76

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.12 per share and 1.12% of average net assets.
(e)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.02% of average net assets.
(f)	Reflects an increase of $0.05 due to payments by previous investment manager of a merged fund to compensate for possible adverse affects of the trading activity by certain contract holders of the acquired fund prior to January 9, 2006.
(g)	Performance has not been restated to reflect the impact of payments by previous investment manager of a merged fund recorded during the period related to (f) above. If restated, the performance would have been 21.69% and 15.26% for Institutional and Service Shares, respectively.

The accompanying notes are an integral part of these financial statements.
14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements
June 30, 2011 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic International Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service.
Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a certain foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent fair value service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAMI by taking into consideration market or security specific information as discussed below.
Investments in equity securities and investment companies traded on a U.S. securities exchange, the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets.

          15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Certain dividends from foreign securities will be recorded when the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Fund. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Fund, which may not specifically relate to the Fund, may be shared with other registered investment companies having management agreements with GSAMI or its affiliates, as appropriate. These expenses are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily. Non-class specific expenses are allocated daily to each share class of the respective Fund based upon the relative proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statement of Operations, however, the effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included as

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

an increase or decrease to net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies.

F. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund’s strategies and potentially result in a loss. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

The following is a summary of the Fund’s investments and derivatives categorized in the fair value hierarchy as of June 30, 2011:

Investment Type	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$23,954,570	$196,857,603	(a)	$—
Short-term Investment	11,015,186	—		—

Total	$34,969,756	$196,857,603		$—

Derivative Type

Assets
Futures Contracts(b)	$99,818	$—		$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Fund utilizes fair value model prices for international equities provided by an independent service resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

          17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

4. INVESTMENTS IN DERIVATIVES

The Fund may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
During the six months ended June 30, 2011, the Fund entered into futures contracts. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The following table sets forth, by certain risk types, the gross value of these derivative contracts for trading activities as of June 30, 2011. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

	Statement of
	Assets and Liabilities
Risk	Location	Assets(a)

Equity	Due from broker — variation margin, at value	$99,818

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2011. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain securities and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Net
		Net	Change in	Average
		Realized	Unrealized	Number of
Risk	Statement of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	$(264,608)	$179,960	86

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2011.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAMI manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAMI is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended June 30, 2011, contractual and effective net management fees with GSAMI were at the following rates:

Contractual Management Rate
First	Next	Next	Next	Over	Effective	Effective Net
$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Management Rate

0.85%	0.77%	0.73%	0.72%	0.71%	0.85%	0.85%*

*	Effective June 30, 2011, GSAMI agreed to waive a portion of its management fee in order to achieve the effective net management rate of 0.81% through at least April 29, 2012. Prior to such date GSAMI may not terminate the arrangement without the approval of the trustees. For the six months ended June 30, 2011, GSAMI waived approximately $200 of the Fund’s management fee.

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

D. Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expense” of the Fund (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.144% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. These Other Expense reimbursements will remain in place through at least April 29, 2012, and prior to such date GSAMI may not terminate the arrangements without the approval of the trustees. For the six months ended June 30, 2011, GSAMI reimbursed approximately $22,300 to the Fund.
As of June 30, 2011, the amounts owed to affiliates were approximately $159,600, $32,000 and $3,800 for management, distribution and service, and transfer agent fees, respectively.

E. Line of Credit Facility — As of June 30, 2011, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAMI or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2011, the Fund did not have any borrowings under the facility.

F. Other Transactions with Affiliates — For the six months ended June 30, 2011, Goldman Sachs earned approximately $2,000 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2011, were $138,178,149 and $154,034,394, respectively.

          19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2010, the Fund’s capital loss carryforwards on a tax-basis were as follows:

Capital loss carryforward:(1)
Expiring 2016	$(69,095,795)
Expiring 2017	(63,558,058)

Total capital loss carryforward	$(132,653,853)

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2011, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$214,232,818

Gross unrealized gain	26,627,377
Gross unrealized loss	(9,032,836)

Net unrealized security gain	$17,594,541

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales and differences related to the tax treatment of passive foreign investment company investments.
GSAMI has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

8. OTHER RISKS

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Fund’s Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

8. OTHER RISKS (continued)

redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

          21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended
	June 30, 2011		For the Fiscal Year Ended
	(Unaudited)		December 31, 2010
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	47,673	$430,103	177,071	$1,399,863
Reinvestment of distributions	—	—	128,790	1,126,914
Shares redeemed	(829,824)	(7,596,386)	(1,630,467)	(13,247,331)

	(782,151)	(7,166,283)	(1,324,606)	(10,720,554)

Service Shares
Shares sold	197,375	1,798,021	950,196	7,458,412
Reinvestment of distributions	—	—	220,380	1,932,729
Shares redeemed	(1,114,960)	(10,208,265)	(2,528,885)	(20,508,016)

	(917,585)	(8,410,244)	(1,358,309)	(11,116,875)

NET DECREASE	(1,699,736)	$(15,576,527)	(2,682,915)	$(21,837,429)

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Strategic International Equity Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) on behalf of the Fund.
The Management Agreement was most recently approved for continuation until June 30, 2012 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2011 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and its benchmark performance index, and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	expense information for the Fund, including:

(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser to waive certain fees and reimburse certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio brokerage, distribution and other services;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

          23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(k)	information regarding commissions paid by the Fund, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the manner in which portfolio manager compensation is determined, and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and compliance reports.
The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.
The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various portfolio management teams, including the portfolio management team managing the Fund, that had occurred in recent periods, the potential benefit to the Fund of recent increases in headcount at the Investment Adviser and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance
The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the Fund to its peers using performance rankings and ratings compiled by the Outside Data Provider as of December 31, 2010, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data provider. The information on the Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies, and market conditions. The Trustees considered whether the Fund had operated within its investment policies and had complied with its investment limitations.
In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Independent Trustees noted that during the one-year period ended May 31, 2011, the Fund had shown improving performance relative to its peer group and had placed in the top half of its peer group and outperformed its benchmark index. The Independent Trustees noted that the Investment Adviser had taken a number of steps in 2009 intended to improve the performance of the Fund, including making changes to the leadership and personnel on the portfolio management team and implementing enhancements to the investment process for the Fund (which among other things included refinement of how bottom-up stock selection is reflected across multi-regional portfolios), and that the changes seemed to have had a positive effect on performance. They also noted that they had received assurances from the Investment Adviser’s senior management that measures would continue to be taken to address the Fund’s performance.

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a five-year history comparing the Fund’s expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.
In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fee and limit the Fund’s “other expenses” ratio (excluding certain expenses) to a certain specified level. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Fund under the terms of the Management Agreement.
In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2010 and 2009, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

          25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for the Fund’s breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.85%
Next $1 billion	0.77
Next $3 billion	0.73
Next $3 billion	0.72
Over $8 billion	0.71

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to limit the Fund’s fees and “other expenses” ratio (excluding certain expenses) to certain amounts. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of the fall-out benefits.

Other Benefits to the Fund and Its Shareholders
The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion
In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2012.

          27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Fund Expenses — Six Month Period Ended June 30, 2011 (Unaudited)

As a shareholder of the Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2011 through June 30, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
			for the
	Beginning	Ending	6 Months
	Account Value	Account Value	Ended
Share Class	1/01/11	6/30/11	6/30/11*
Institutional
Actual	$1,000	$1,046.50	$5.12
Hypothetical 5% return	1,000	1,019.79 +	5.06

Service
Actual	1,000	1,045.30	6.39
Hypothetical 5% return	1,000	1,018.55 +	6.31

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 1.01% and 1.26% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser Christchurch Court, 10-15 Newgate Street London, EC1A 7HD, England, United Kingdom

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic International Equity Fund.

© 2011 Goldman Sachs. All rights reserved.
VITINTLSAR11/57688.MF.MED.TMPL/8/2011

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Structured Small Cap Equity Fund

Semi-Annual Report
June 30, 2011

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured Small Cap Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Structured Small Cap Equity Fund invests primarily in a broadly diversified portfolio of small-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of small companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk.

          1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the performance of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured Small Cap Equity Fund (the “Fund”) and positioning for the six-month period ended June 30, 2011 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 8.67% and 8.53%, respectively. These returns compare to the 6.21% cumulative total return of the Fund’s benchmark, the Russell 2000® Index* (with dividends reinvested) (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the annual period?

U.S. equities continued their positive momentum from 2010 during the Reporting Period. However, most of the gains were generated during the first quarter of 2011, as improving trends in labor, housing, manufacturing and consumer confidence pointed to a continuation in the economic recovery. A positive trajectory in corporate earnings and cash flows and strong merger and acquisition activity further supported U.S. equity market performance. Indeed, despite great exogenous shocks in Middle East and North African turmoil, a series of disasters in Japan, political debate over collective bargaining rights in Wisconsin and the possible repeal of health care reform in Washington D.C., the U.S. equity markets rewarded investors with solid returns during the first quarter of 2011.

The broad U.S. equity markets experienced a much more volatile second quarter, rising to a three-year high in April before losing most of its early 2011 gains by mid-June and then recovering somewhat in the very last week of the Reporting Period. In early April, commodity prices declined and expectations ran high for strong corporate profit growth. However, while home construction rose modestly in May, housing and employment remained key weak spots in the U.S. economy. Concerns about Greece’s debt crisis also re-surfaced, the U.S. Congress wrangled over the U.S. debt ceiling, the Federal Reserve Board’s quantitative easing program was scheduled to expire on June 30, 2011, the impact of Japan’s natural and nuclear disasters worked its way through the global supply chain and deadly storms cut a wide swath of destruction across the midwestern and southern United States. In turn, the U.S. stock market felt pressured and lost ground. Toward the end of June, U.S. equity markets recovered from their May to mid-June decline on the heels of better than expected U.S. manufacturing activity, improved automobile sales and a short-term resolution of the sovereign debt crisis in Greece.

Despite this volatility, all sectors posted gains during the Reporting Period, with the exception of financials, which posted a negative return. Health care and energy led the way.

Energy was, not surprisingly, impacted by the price of Brent crude oil, which peaked at more than $126 per barrel in April on supply disruption fears in North Africa and the Middle East before falling in June on weaker U.S. economic data and concerns about the pace of growth in China’s economy. Still, Brent crude oil prices ended the Reporting Period at more than $112 per barrel.

While all capitalization segments of the U.S. equity market advanced during the Reporting Period, mid-cap stocks, as measured by the Russell Midcap® Index, performed best, followed by large-cap and then small-cap stocks, as measured by the Russell 1000® Index and the Russell 2000® Index, respectively, which performed nearly in line with each other. Large-cap stocks were least successful relative to small-cap stocks in the information technology sector. Within the U.S. small-cap equity segment, growth-oriented stocks outperformed value-oriented stocks during the Reporting Period. The Russell 2000® Growth Index returned 8.59% compared to the 3.77% return of the Russell 2000® Value Index.

*	The Russell 2000 Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000 Index. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

What key factors were responsible for the Fund’s performance during the Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment — had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Overall, the Fund outperformed during the Reporting Period, with the Fund’s Profitability theme contributing the most positively to results. The Sentiment, Quality and Management themes also added value, albeit to a lesser extent. The Profitability theme assesses whether a company is earning more than its cost of capital. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. The Management theme assesses the characteristics, policies and strategic decisions of company management.

The Momentum theme detracted most from the Fund’s relative results during the Reporting Period, followed by Valuation. The Momentum theme seeks to predict drifts in stock prices caused by under-reaction to company-specific information. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

How did the Fund’s sector allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. Consequently, the Fund is similar to its benchmark, the Russell 2000® Index, in terms of its sector allocation and style. We manage the Fund’s industry and sector exposure by including industry factors in our risk model and by explicitly penalizing industry and sector deviations from the benchmark index in optimization. Sector weights or changes in weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the Russell 2000® Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark index. During the Reporting Period, stock selection overall contributed positively to the Fund’s relative performance.

Stock selection in the consumer discretionary, energy and health care sectors made the biggest positive contribution to the Fund’s results relative to the Russell 2000® Index. Only partially offsetting these positives was stock selection in the industrials, materials and telecommunication services sectors, which detracted most from the Fund’s results relative to its benchmark index.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in enterprise software and services company MicroStrategy, oil refiner Western Refining and biomedical drug company Cubist Pharmaceuticals. We chose to overweight MicroStrategy because of our positive views on Management and Momentum. The Fund was overweight Western Refining and Cubist Pharmaceuticals due to our positive views on Momentum and Profitability.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were overweight positions in passenger airline operator Allegiant Travel and commercial banks International Bancshares and Wilshire Bancorp. Our positive views on Management and Sentiment led us to overweight Allegiant Travel. The Fund had an overweighted position in International Bancshares because of our positive views on Profitability and Momentum. The Fund was overweight Wilshire Bancorp due to our positive views on Momentum and Valuation.

          3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. Accordingly, we continued our extensive ongoing research process but did not implement any significant model enhancements during the Reporting Period.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of June 30, 2011, the Fund was overweight the health care, consumer discretionary, materials, energy and consumer staples sectors relative to the Russell 2000® Index. The Fund was underweight industrials, financials, utilities and information technology and was rather neutrally weighted in telecommunication services compared to the benchmark index on the same date.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies with positive fundamentals, good profitability, sustainable earnings and a track record of using capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals, and improve our trading execution as we seek to provide the most value to our shareholders.

CHANGES MADE TO THE TEAM’S MANAGEMENT

During the first quarter of 2011, we announced that Richard Vanecek, Managing Director and co-head of Quantitative Investment Strategies (QIS) Trading would become the sole head of QIS Trading.

4

FUND BASICS

Structured Small Cap Equity Fund
as of June 30, 2011

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[1]

For the period ended 6/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Institutional	41.72%	1.19%	5.46%	5.07%	2/13/98
Service	41.43	N/A	N/A	2.77	8/31/07

[1]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestments of all distributions at net assets value (“NAV”).

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS[2]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Institutional	0.81%	0.97%
Service	1.06	1.22

[2]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. The expense ratios set forth above may differ from the expense ratios disclosed in the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 6/30/11[3]

Holding	% of Net Assets	Line of Business

Tesoro Corp.	2.0%	Energy
Rayonier, Inc. (REIT)	1.8	Real Estate
W&T Offshore, Inc.	1.5	Energy
MicroStrategy, Inc. Class A	1.3	Software & Services
Western Refining, Inc.	1.3	Energy
Lattice Semiconductor Corp.	1.3	Semiconductors & Semiconductor Equipment
Nationwide Health Properties, Inc. (REIT)	1.3	Real Estate
Cubist Pharmaceuticals, Inc.	1.2	Pharmaceuticals, Biotechnology & Life Sciences
Polaris Industries, Inc.	1.1	Consumer Durables & Apparel
Molina Healthcare, Inc.	1.1	Health Care Equipment & Services

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

          5

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS[4]

As of June 30, 2011

[4]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 2.2% of the Fund’s net assets at June 30, 2011. Short-term investments represent investments in investment companies other than those that are exchange traded. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments
June 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 97.7%
Automobiles & Components – 0.9%
13,519	Modine Manufacturing Co.*	$207,787
13,146	Spartan Motors, Inc.	70,988
13,479	Standard Motor Products, Inc.	205,285
22,346	Stoneridge, Inc.*	329,380
17,077	Superior Industries International, Inc.	377,573

		1,191,013

Banks – 4.3%
3,894	1st Source Corp.	80,762
19,073	Astoria Financial Corp.	243,944
6,330	Banco Latinoamericano de Comercio Exterior SA Class E	109,636
4,778	Commerce Bancshares, Inc.	205,454
823	Cullen/Frost Bankers, Inc.	46,788
74,687	CVB Financial Corp.(a)	690,855
24,110	First Bancorp	246,886
6,132	First Bancorp, Inc.	91,122
11,406	First Financial Bancorp	190,366
12,553	First Interstate Bancsystem, Inc.	185,031
2,014	First Republic Bank*	65,012
4,567	FirstMerit Corp.	75,401
5,555	FNB Corp.	57,494
38,007	Fulton Financial Corp.	407,055
3,265	Glacier Bancorp, Inc.	44,012
14,075	Great Southern Bancorp, Inc.	266,721
64,629	International Bancshares Corp.	1,081,243
14,386	Investors Bancorp, Inc.*	204,281
3,893	Northfield Bancorp, Inc.	54,736
70,828	Popular, Inc.*	195,485
1,364	Prosperity Bancshares, Inc.	59,770
11,699	Renasant Corp.	169,518
2,231	SVB Financial Group*	133,213
2,979	TCF Financial Corp.	41,110
19,977	Texas Capital Bancshares, Inc.*	516,006
50,591	Wilshire Bancorp, Inc.*	148,738

		5,610,639

Capital Goods – 8.6%
1,857	Alamo Group, Inc.	44,011
11,114	Albany International Corp. Class A	293,298
751	Alliant Techsystems, Inc.	53,569
6,857	American Woodmark Corp.	118,763
5,369	Applied Industrial Technologies, Inc.	191,190
9,365	Astec Industries, Inc.*	346,318
2,507	Astronics Corp.*	77,216
2,325	Belden, Inc.	81,050
28,797	Briggs & Stratton Corp.	571,908
9,482	Ceradyne, Inc.*	369,703
4,177	Cubic Corp.	212,985
2,334	Curtiss-Wright Corp.	75,552
4,265	DigitalGlobe, Inc.*	108,374
4,623	Ducommun, Inc.	95,095
8,338	Encore Wire Corp.	201,946
5,173	EnPro Industries, Inc.*	248,666
2,829	Franklin Electric Co., Inc.	132,822
3,446	Generac Holdings, Inc.*	66,852
13,667	General Cable Corp.*	581,941
11,335	Hexcel Corp.*	248,123
977	Hubbell, Inc. Class B	63,456
4,414	II-VI, Inc.*	112,998
14,762	Kadant, Inc.*	465,151
3,622	LMI Aerospace, Inc.*	88,485
43,981	LSI Industries, Inc.	349,209
8,267	Lydall, Inc.*	98,873
17,917	Miller Industries, Inc.	334,869
25,011	Mueller Industries, Inc.	948,167
8,408	NACCO Industries, Inc. Class A	814,063
1,755	Polypore International, Inc.*	119,059
2,702	Quanex Building Products Corp.	44,286
7,062	Sauer-Danfoss, Inc.*	355,854
1,777	Simpson Manufacturing Co., Inc.	53,079
19,312	Tecumseh Products Co. Class A*	196,982
4,987	Tennant Co.	199,131
15,036	Toro Co.(b)	909,678
6,519	Tredegar Corp.	119,624
1,948	United Rentals, Inc.*	49,479
12,563	Universal Forest Products, Inc.	301,010
11,061	Vicor Corp.	178,856
15,038	Watsco, Inc.	1,022,434
5,741	Woodward, Inc.	200,131

		11,144,256

Commercial & Professional Services – 2.5%
17,398	CDI Corp.	231,219
577	Clean Harbors, Inc.*	59,575
1,500	Copart, Inc.*	69,900
23,393	HNI Corp.	587,632
6,580	Insperity, Inc.	194,834
48,423	Kelly Services, Inc. Class A*	798,980
30,916	Kforce, Inc.*	404,381
25,263	Kimball International, Inc. Class B	162,441
19,607	SFN Group, Inc.*	178,228
10,824	Steelcase, Inc. Class A	123,285
12,564	United Stationers, Inc.	445,143

		3,255,618

Consumer Durables & Apparel – 4.4%
9,389	Blyth, Inc.	472,736
7,091	Columbia Sportswear Co.	449,569
2,729	CSS Industries, Inc.	57,118
3,480	Fossil, Inc.*	409,666
8,198	Harman International Industries, Inc.	373,583
18,768	iRobot Corp.*	662,323
26,070	Kenneth Cole Productions, Inc. Class A*	325,614
5,880	Mohawk Industries, Inc.*	352,741
17,085	Oxford Industries, Inc.	576,790
19,424	Perry Ellis International, Inc.*	490,456
12,643	Polaris Industries, Inc.	1,405,522
867	Under Armour, Inc. Class A*	67,028
1,217	Vera Bradley, Inc.*	46,489

		5,689,635

The accompanying notes are an integral part of these financial statements.          7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
June 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Consumer Services – 2.9%
9,497	Ascent Media Corp. Class A*	$503,056
2,512	Biglari Holdings, Inc.*	982,318
12,948	Domino’s Pizza, Inc.*	326,807
48,755	O’Charleys, Inc.*	356,399
22,693	Papa John’s International, Inc.*	754,769
1,389	Peet’s Coffee & Tea, Inc.*	80,145
8,048	Pre-Paid Legal Services, Inc.*	535,112
9,981	Texas Roadhouse, Inc.	175,017

		3,713,623

Diversified Financials – 4.9%
92,314	Advance America, Cash Advance Centers, Inc.	636,044
27,432	BlackRock Kelso Capital Corp.	246,065
6,023	Cash America International, Inc.	348,551
43,359	Compass Diversified Holdings	714,990
677	Diamond Hill Investment Group, Inc.	55,033
13,822	Federated Investors, Inc. Class B(a)	329,517
2,826	Financial Engines, Inc.*	73,250
9,011	First Cash Financial Services, Inc.*	378,372
7,909	GAMCO Investors, Inc. Class A	366,108
17,521	Gladstone Capital Corp.	161,894
3,595	Golub Capital BDC, Inc.	53,673
29,610	Hercules Technology Growth Capital, Inc.	311,497
5,467	Intl. FCStone, Inc.*	132,356
37,002	NGP Capital Resources Co.	303,416
13,762	PHH Corp.*	282,396
60,795	Primus Guaranty Ltd.*	319,174
5,589	Safeguard Scientifics, Inc.*	105,520
4,200	SEI Investments Co.	94,542
4,373	Solar Capital Ltd.	107,969
38,290	TICC Capital Corp.	367,584
13,522	World Acceptance Corp.*	886,638

		6,274,589

Energy – 7.6%
15,430	Alon USA Energy, Inc.	173,896
36,677	Complete Production Services, Inc.*	1,223,545
7,284	Dril-Quip, Inc.*	494,074
6,901	Energen Corp.	389,907
4,285	Exterran Holdings, Inc.*	84,972
35,329	Frontier Oil Corp.	1,141,480
11,401	Petroquest Energy, Inc.*	80,035
113,742	Tesoro Corp.*	2,605,829
35,286	USEC, Inc.*	117,855
72,658	W&T Offshore, Inc.	1,897,827
93,306	Western Refining, Inc.*(a)	1,686,039

		9,895,459

Food & Staples Retailing – 0.4%
8,869	PriceSmart, Inc.	454,359
5,800	Susser Holdings Corp.*	91,176

		545,535

Food, Beverage & Tobacco – 2.6%
42,484	Alliance One International, Inc.*	137,223
6,291	Boston Beer Co., Inc. Class A*	563,674
35,928	Dole Food Co., Inc.*(a)	485,746
2,211	Flowers Foods, Inc.	48,730
5,928	J&J Snack Foods Corp.	295,511
21,912	Lancaster Colony Corp.	1,332,688
32,278	National Beverage Corp.	472,873

		3,336,445

Health Care Equipment & Services – 7.4%
27,652	Align Technology, Inc.*	630,466
3,494	Amerigroup Corp.*	246,222
10,455	AMN Healthcare Services, Inc.*	86,985
21,232	Assisted Living Concepts, Inc. Class A	356,273
1,791	Centene Corp.*	63,634
1,740	Coventry Health Care, Inc.*	63,458
24,807	Health Net, Inc.*	796,057
673	HeartWare International, Inc.*	49,856
18,235	Hill-Rom Holdings, Inc.	839,539
821	IDEXX Laboratories, Inc.*	63,677
18,579	Invacare Corp.	616,637
33,498	Kindred Healthcare, Inc.*	719,202
7,501	Magellan Health Services, Inc.*	410,605
16,186	Masimo Corp.	480,400
9,734	Medcath Corp.*	132,285
23,880	Medical Action Industries, Inc.*	194,622
50,847	Molina Healthcare, Inc.*	1,378,971
33,485	PharMerica Corp.*	427,269
5,065	Sirona Dental Systems, Inc.*	268,951
28,604	Skilled Healthcare Group, Inc. Class A*	270,594
4,370	STERIS Corp.	152,863
5,323	SXC Health Solutions Corp.*	313,631
1,424	Teleflex, Inc.	86,949
32,822	Universal American Corp.	359,401
12,622	Vascular Solutions, Inc.*	156,513
9,210	WellCare Health Plans, Inc.*	473,486

		9,638,546

Household & Personal Products* – 0.9%
58,085	Central Garden and Pet Co. Class A	589,563
34,661	Prestige Brands Holdings, Inc.	445,047
4,199	USANA Health Sciences, Inc.	131,345

		1,165,955

Insurance – 1.9%
4,022	Allied World Assurance Co. Holdings Ltd.	231,587
17,877	American Equity Investment Life Holding Co.	227,217
1,479	American Financial Group, Inc.	52,785
34,804	Aspen Insurance Holdings Ltd.	895,507
25,354	Flagstone Reinsurance Holdings SA	213,734
4,129	Global Indemnity PLC*	91,581
1,436	Kansas City Life Insurance Co.	44,731
33,139	Maiden Holdings Ltd.	301,565
4,705	OneBeacon Insurance Group Ltd. Class A	63,000

8          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Insurance – (continued)

11,579	Symetra Financial Corp.	$155,506
1,318	W.R. Berkley Corp.	42,756
468	White Mountains Insurance Group Ltd.	196,635

		2,516,604

Materials – 5.6%
15,836	A. Schulman, Inc.	398,909
739	Airgas, Inc.	51,759
11,376	American Vanguard Corp.	147,547
13,458	Clearwater Paper Corp.*	918,912
2,346	Domtar Corp.	222,213
2,130	Georgia Gulf Corp.*	51,418
34,028	Golden Star Resources Ltd.*	74,862
3,537	Innophos Holdings, Inc.	172,606
5,967	Kaiser Aluminum Corp.	325,917
29,287	KapStone Paper and Packaging Corp.*	485,286
1,526	Koppers Holdings, Inc.	57,881
29,299	Kraton Performance Polymers, Inc.*	1,147,642
15,635	Materion Corp.*	578,026
23,883	Noranda Aluminum Holding Corp.*	361,589
7,352	OM Group, Inc.*	298,785
25,434	PolyOne Corp.	393,464
48,974	Senomyx, Inc.*	251,726
20,667	Spartech Corp.*	125,862
7,970	Stepan Co.	565,073
15,105	Titanium Metals Corp.	276,724
8,373	TPC Group, Inc.*	328,389

		7,234,590

Media – 0.3%
7,679	Harte-Hanks, Inc.	62,354
59,889	Journal Communications, Inc. Class A*	309,626

		371,980

Pharmaceuticals, Biotechnology & Life Sciences – 5.9%
40,564	Accelrys, Inc.*	288,410
89,357	Affymetrix, Inc.*	708,601
8,305	Akorn, Inc.*	58,135
25,361	Albany Molecular Research, Inc.*	121,986
905	Bio-Rad Laboratories, Inc. Class A*	108,021
7,189	Codexis, Inc.*	69,230
43,652	Cubist Pharmaceuticals, Inc.*	1,571,035
24,696	Emergent Biosolutions, Inc.*	556,895
18,219	eResearchTechnology, Inc.*	116,055
10,774	Genomic Health, Inc.*	300,702
38,437	Maxygen, Inc.	210,250
92,957	Nabi Biopharmaceuticals*	500,109
1,595	Par Pharmaceutical Cos, Inc.*	52,603
117,180	PDL BioPharma, Inc.	687,847
55,984	Progenics Pharmaceuticals, Inc.*	401,965
13,019	Questcor Pharmaceuticals, Inc.*	313,758
48,417	Sciclone Pharmaceuticals, Inc.*	292,439
14,306	Seattle Genetics, Inc.*	293,559
9,376	The Medicines Co.*	154,798
47,344	Viropharma, Inc.*	875,864

		7,682,262

Real Estate – 7.4%
10,812	Agree Realty Corp. (REIT)	241,432
24,991	American Campus Communities, Inc. (REIT)	887,680
7,460	Ashford Hospitality Trust, Inc. (REIT)	92,877
4,716	Capstead Mortgage Corp. (REIT)	63,195
16,865	Equity Lifestyle Properties, Inc. (REIT)	1,053,051
12,279	Extra Space Storage, Inc. (REIT)	261,911
4,007	Federal Realty Investment Trust (REIT)	341,316
41,845	Franklin Street Properties Corp. (REIT)	540,219
2,718	Hatteras Financial Corp. (REIT)	76,729
3,011	Jones Lang LaSalle, Inc.	283,937
11,817	LTC Properties, Inc. (REIT)	328,749
8,659	MFA Financial, Inc. (REIT)	69,618
123,176	MPG Office Trust, Inc. (REIT)*	352,283
6,345	National Health Investors, Inc. (REIT)	281,908
1,981	National Retail Properties, Inc. (REIT)	48,554
39,103	Nationwide Health Properties, Inc. (REIT)	1,619,255
1,604	Potlatch Corp. (REIT)	56,573
35,636	Rayonier, Inc. (REIT)	2,328,813
13,105	Realty Income Corp. (REIT)	438,887
3,323	Senior Housing Properties Trust (REIT)	77,792
2,625	Starwood Property Trust, Inc. (REIT)	53,839
4,265	Two Harbors Investment Corp. (REIT)	45,849
3,365	Urstadt Biddle Properties, Inc. Class A (REIT)	60,940

		9,605,407

Retailing – 5.4%
30,832	Asbury Automotive Group, Inc.*	571,317
11,640	Audiovox Corp. Class A*	87,998
7,359	Cabela’s, Inc.*	199,797
7,988	Core-Mark Holding Co., Inc.*	285,172
14,869	DSW, Inc. Class A*	752,520
33,394	Fred’s, Inc. Class A	481,875
4,823	Genesco, Inc.*	251,278
25,042	Group 1 Automotive, Inc.	1,031,230
22,446	Lithia Motors, Inc. Class A	440,615
1,567	Rue21, Inc.*	50,928
12,242	Shoe Carnival, Inc.*	369,096
17,563	Sonic Automotive, Inc. Class A	257,298
62,365	Stage Stores, Inc.	1,047,732
10,862	Ulta Salon Cosmetics & Fragrance, Inc.*	701,468
15,818	Zumiez, Inc.*	394,975

		6,923,299

Semiconductors & Semiconductor Equipment – 3.3%
10,678	Applied Micro Circuits Corp.*	94,607
7,015	DSP Group, Inc.*	61,030
249,889	Lattice Semiconductor Corp.*	1,629,276
28,760	LTX-Credence Corp.*	257,114
28,994	Micrel, Inc.	306,757
1,740	MKS Instruments, Inc.	45,971
37,506	Photronics, Inc.*	317,676
53,382	PLX Technology, Inc.*	185,236
46,093	RF Micro Devices, Inc.*	282,089
108,448	Silicon Image, Inc.*	700,574

The accompanying notes are an integral part of these financial statements.          9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
June 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)

6,113	Standard Microsystems Corp.*	$164,990
2,467	Tessera Technologies, Inc.*	42,284
21,640	Zoran Corp.*	181,776

		4,269,380

Software & Services – 9.0%
6,292	Advent Software, Inc.*(b)	177,246
8,978	AOL, Inc.*	178,303
23,168	Blackbaud, Inc.	642,217
17,947	Bottomline Technologies, Inc.*	443,470
86,289	Ciber, Inc.*	478,904
18,590	CommVault Systems, Inc.*	826,326
11,209	CSG Systems International, Inc.*	207,142
16,745	Kenexa Corp.*	401,545
121,557	Lionbridge Technologies, Inc.*	386,551
6,352	LivePerson, Inc.*	89,817
17,649	LogMeIn, Inc.*	680,722
79,406	Magma Design Automation, Inc.*	634,454
20,179	Manhattan Associates, Inc.*	694,965
55,638	Marchex, Inc. Class B	494,065
23,702	Mentor Graphics Corp.*	303,623
10,493	MicroStrategy, Inc. Class A*	1,707,001
2,341	NeuStar, Inc. Class A*	61,334
5,863	Opnet Technologies, Inc.	240,031
15,125	PROS Holdings, Inc.*	264,536
7,469	QAD, Inc. Class A*	76,333
13,245	Quest Software, Inc.*	301,059
99,910	RealNetworks, Inc.*	339,694
25,007	Renaissance Learning, Inc.	313,588
15,437	Saba Software, Inc.*	139,396
4,884	SRA International, Inc. Class A*	151,013
8,794	TeleTech Holdings, Inc.*	185,378
13,969	Ultimate Software Group, Inc.*	760,333
7,645	VeriFone Systems, Inc.*	339,056
1,205	VistaPrint NV*	57,659
2,117	Websense, Inc.*	54,979

		11,630,740

Technology Hardware & Equipment – 5.3%
16,911	Agilysys, Inc.*	141,038
3,300	Aruba Networks, Inc.*	97,515
41,074	Brightpoint, Inc.*	333,110
3,844	DG FastChannel, Inc.*	123,200
11,946	EchoStar Corp. Class A*	435,193
22,783	Electronics for Imaging, Inc.*	392,323
3,145	EMS Technologies, Inc.*	103,691
8,031	Emulex Corp.*	69,067
56,040	Extreme Networks*	181,570
20,500	Gerber Scientific, Inc.*	228,165
18,417	Hypercom Corp.*	181,039
38,302	Imation Corp.*	361,571
12,472	Ingram Micro, Inc. Class A*	226,242
19,606	Insight Enterprises, Inc.*	347,222
32,835	Methode Electronics, Inc.	381,214
4,602	National Instruments Corp.	136,633
14,692	Plantronics, Inc.	536,699
28,360	Powerwave Technologies, Inc.*	83,662
165,434	Quantum Corp.*	545,932
21,771	Radisys Corp.*	158,711
36,456	ShoreTel, Inc.*	371,851
9,391	Super Micro Computer, Inc.*	151,101
30,589	Symmetricom, Inc.*	178,334
2,200	Synaptics, Inc.*(a)	56,628
32,503	Tellabs, Inc.	149,839
54,500	Vishay Intertechnology, Inc.*	819,680
5,085	Vishay Precision Group, Inc.*	85,835

		6,877,065

Telecommunication Services – 1.1%
17,985	Cbeyond, Inc.*	237,942
15,884	IDT Corp. Class B	429,186
51,313	USA Mobility, Inc.	783,036

		1,450,164

Transportation – 2.3%
10,181	Alaska Air Group, Inc.*	696,991
4,228	Allegiant Travel Co.*	209,286
8,796	Celadon Group, Inc.*	122,792
756	Copa Holdings SA Class A	50,455
9,461	Heartland Express, Inc.	156,674
2,560	Landstar System, Inc.	118,989
83,110	Pacer International, Inc.*	392,279
7,676	Saia, Inc.*	130,108
22,962	SkyWest, Inc.	345,808
7,243	Universal Truckload Services, Inc.*	124,073
26,635	Werner Enterprises, Inc.	667,207

		3,014,662

Utilities – 2.8%
2,634	Alliant Energy Corp.	107,098
8,674	Atmos Energy Corp.	288,410
3,935	DPL, Inc.	118,680
11,507	Dynegy, Inc.*	71,228
2,920	El Paso Electric Co.	94,316
1,038	IDACORP, Inc.	41,001
8,815	Integrys Energy Group, Inc.	456,970
658	ITC Holdings Corp.	47,225
1,041	Nicor, Inc.	56,984
6,980	Northeast Utilities	245,487
1,074	NSTAR	49,383
3,209	NV Energy, Inc.	49,258
10,519	Pepco Holdings, Inc.	206,488
26,088	PNM Resources, Inc.	436,713
18,257	Portland General Electric Co.	461,537
1,508	SCANA Corp.	59,370
15,970	Southwest Gas Corp.	616,602
2,861	TECO Energy, Inc.	54,044
2,589	Westar Energy, Inc.	69,670
1,856	WGL Holdings, Inc.	71,437

		3,601,901

TOTAL COMMON STOCKS
(Cost $89,819,270)		$126,639,367

10          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shares	Rate	Value

Short-term Investment(c) – 2.3%
JPMorgan U.S. Government Money Market Fund — Capital Shares
2,938,019	0.010%	$2,938,019
(Cost $2,938,019)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $92,757,289)		$129,577,386

Securities Lending Reinvestment Vehicle(c)(d) – 2.2%
Goldman Sachs Financial Square Money Market Fund — FST Shares
2,887,450	0.099%	$2,887,450
(Cost $2,887,450)

TOTAL INVESTMENTS – 102.2%
(Cost $95,644,739)		$132,464,836

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.2)%		(2,896,137)

NET ASSETS – 100.0%		$129,568,699

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2011.

(d)	Represents an affiliated issuer.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Russell 2000 Mini Index	32	September 2011	$2,641,280	$164,270

The accompanying notes are an integral part of these financial statements.          11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement of Assets and Liabilities
June 30, 2011 (Unaudited)

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $92,757,289)(a)	$129,577,386
Investments in affiliated securities lending reinvestment vehicle, at value (identified cost $2,887,450)	2,887,450
Receivables:
Investment securities sold	927,807
Dividends	92,314
Due from custodian	48,102
Due from broker — variation margin	20,800
Fund shares sold	16,769
Reimbursement from investment adviser	13,789
Securities lending income	1,492
Other assets	948

Total assets	133,586,857

Liabilities:

Payables:
Payable upon return of securities loaned	2,887,450
Investment securities purchased	802,211
Fund shares redeemed	161,054
Amounts owed to affiliates	82,777
Accrued expenses	84,666

Total liabilities	4,018,158

Net Assets:

Paid-in capital	126,900,469
Accumulated undistributed net investment income	963,168
Accumulated net realized loss from investment and futures transactions	(35,279,305)
Net unrealized gain on investments and futures	36,984,367

NET ASSETS	$129,568,699

Net Assets:
Institutional	$103,612,085
Service	25,956,614

Total Net Assets	$129,568,699

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	8,349,506
Service	2,103,394

Net asset value, offering and redemption price per share:
Institutional	$12.41
Service	12.34

(a)	Includes loaned securities having a market value of $2,850,253.

12          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement of Operations
For the Six Months Ended June 30, 2011 (Unaudited)

Investment income:

Dividends	$800,407
Securities lending income — affiliated issuer	14,917

Total investment income	815,324

Expenses:

Management fees	493,991
Printing and mailing costs	39,852
Professional fees	39,245
Distribution and Service fees — Service Class	33,129
Custody and accounting fees	26,446
Transfer Agent fees(a)	13,172
Trustee fees	8,255
Registration fees	667
Other	5,778

Total expenses	660,535

Less — expense reductions	(71,623)

Net expenses	588,912

NET INVESTMENT INCOME	226,412

Realized and unrealized gain from investment and futures transactions:

Net realized gain from:
Investment transactions	6,598,090
Futures transactions	70,028
Net change in unrealized gain on:
Investments	3,895,384
Futures	129,562

Net realized and unrealized gain from investment and futures transactions	10,693,064

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,919,476

(a)	Institutional and Service Shares had Transfer Agent fees of $10,522 and $2,650, respectively.

The accompanying notes are an integral part of these financial statements.          13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statements of Changes in Net Assets

	For the	For the
	Six Months Ended	Fiscal Year Ended
	June 30, 2011 (Unaudited)	December 31, 2010

From operations:

Net investment income	$226,412	$937,448
Net realized gain from investment and futures transactions	6,668,118	11,300,293
Net change in unrealized gain on investments and futures	4,024,946	20,038,541

Net increase in net assets resulting from operations	10,919,476	32,276,282

Distributions to shareholders:

From net investment income
Institutional Shares	—	(529,767)
Service Shares	—	(77,675)

Total distributions to shareholders	—	(607,442)

From share transactions:

Proceeds from sales of shares	5,532,558	16,035,389
Reinvestment of distributions	—	607,442
Cost of shares redeemed	(20,957,610)	(32,863,054)

Net decrease in net assets resulting from share transactions	(15,425,052)	(16,220,223)

TOTAL INCREASE (DECREASE)	(4,505,576)	15,448,617

Net assets:

Beginning of period	134,074,275	118,625,658

End of period	$129,568,699	$134,074,275

Accumulated undistributed net investment income	$963,168	$736,756

14          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations				Distributions to shareholders
				Net										Ratio of		Ratio of
	Net asset			realized			From		Net asset		Net assets,	Ratio of		total		net investment
	value,	Net		and	Total from	From net	net		value,		end of	net expenses		expenses		income		Portfolio
	beginning	investment		unrealized	investment	investment	realized	Total	end of	Total	period	to average		to average		to average		turnover
Year - Share Class	of period	income		gain (loss)	operations	income	gains	distributions	period	return(a)	(in 000s)	net assets		net assets		net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2011 - Institutional	$11.42	$0.02	(b)	$0.97	$0.99	$—	$—	$—	$12.41	8.67%	$103,612	0.84	%(c)	0.95	%(c)	0.39	%(c)	11%
2011 - Service	11.37	0.01	(b)	0.96	0.97	—	—	—	12.34	8.53	25,957	1.09	(c)	1.20	(c)	0.14	(c)	11

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2010 - Institutional	8.82	0.08	(b)(d)	2.58	2.66	(0.06)	—	(0.06)	11.42	30.12	106,646	0.85		0.97		0.82	(d)	63
2010 - Service	8.78	0.06	(b)(d)	2.56	2.62	(0.03)	—	(0.03)	11.37	29.86	27,428	1.10		1.22		0.58	(d)	63

2009 - Institutional	6.98	0.08	(b)(e)	1.85	1.93	(0.09)	—	(0.09)	8.82	27.67	95,334	0.86		1.02		1.03	(e)	212
2009 - Service	6.96	0.07	(b)(e)	1.83	1.90	(0.08)	—	(0.08)	8.78	27.26	23,291	1.11		1.27		0.83	(e)	212

2008 - Institutional	10.71	0.09	(f)	(3.74)	(3.65)	(0.06)	(0.02)	(0.08)	6.98	(33.95)	86,253	0.86		1.06		0.85	(f)	189
2008 - Service	10.71	0.06	(f)	(3.73)	(3.67)	(0.06)	(0.02)	(0.08)	6.96	(34.16)	6,464	1.11		1.31		1.92	(f)	189

2007 - Institutional	14.44	0.07	(b)(g)	(2.42)	(2.35)	(0.05)	(1.33)	(1.38)	10.71	(16.48)	152,896	0.90	(h)	0.95	(h)	0.49	(g)(h)	163
2007 - Service (Commenced August 31, 2007)	12.81	0.02	(b)	(0.74)	(0.72)	(0.05)	(1.33)	(1.38)	10.71	(5.86)	10	0.96	(c)	1.21	(c)	0.56	(c)	163

2006 - Institutional	13.93	0.07	(b)	1.64	1.71	(0.10)	(1.10)	(1.20)	14.44	12.27	202,929	0.87		0.99		0.49		133

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Annualized.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.04 per share and 0.43% of average net assets.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.03 per share and 0.43% of average net assets.
(f)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.14% of average net assets.
(g)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.14% of average net assets.
(h)	Includes non-recurring expense for a special shareholder meeting, which amounted to approximately 0.03% of average net assets.

The accompanying notes are an integral part of these financial statements.
15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements
June 30, 2011 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Structured Small Cap Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Certain dividends from foreign securities will be recorded when the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Fund. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Fund as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Fund’s distributions is deemed a return of capital and is generally not taxable to shareholders.

C. Expenses — Expenses incurred by the Fund, which may not specifically relate to the Fund, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily. Non-class specific expenses are allocated daily to each share class of the respective Fund based upon the relative proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, and Transfer Agent fees.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Code, applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund’s strategies and potentially result in a loss. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts.

          17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The following is a summary of the Fund’s investments and derivatives categorized in the fair value hierarchy as of June 30, 2011:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$126,639,367	$—	$—
Short-term Investment	2,938,019	—	—
Securities Lending Reinvestment Vehicle	2,887,450	—	—

Total	$132,464,836	$—	$—

Derivatives Type

Assets
Futures Contracts(a)	$164,270	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

4. INVESTMENTS IN DERIVATIVES

The Fund may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
During the six months ended June 30, 2011, the Fund entered into futures contracts. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The following table sets forth, by certain risk types, the gross value of these derivative contracts for trading activities as of June 30, 2011. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

4. INVESTMENTS IN DERIVATIVES (continued)

	Statement of
	Assets and Liabilities
Risk	Location	Assets(a)

Equity	Due from broker — variation margin	$164,270

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2011. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain securities, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statement of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	$70,028	$129,562	31

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2011.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the six months ended June 30, 2011, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First	Next	Next	Over	Effective	Effective Net
$2 billion	$3 billion	$3 billion	$8 billion	Rate	Management Rate

0.75%	0.68%	0.65%	0.64%	0.75%	0.73%*

*	Effective June 30, 2011, GSAM agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.70% through at least April 29, 2012. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees. Prior to June 30, 2011, GSAM had agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.73%. For the six months ended June 30, 2011, GSAM waived approximately $13,300 of the Fund’s management fee.

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

          19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.094% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense reimbursements will remain in place through at least April 29, 2012, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. For the six months ended June 30, 2011, GSAM reimbursed approximately $58,300 to the Fund.
As of June 30, 2011, the amounts owed to affiliates were approximately $75,600, $5,100 and $2,100 for management, distribution and service, and transfer agent fees, respectively.

E. Line of Credit Facility — As of June 30, 2011, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2011, the Fund did not have any borrowings under the facility.

F. Other Transactions with Affiliates — For the six months ended June 30, 2011, Goldman Sachs earned approximately $300 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2011, were $13,879,763 and $27,824,303, respectively.

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), a series of Goldman Sachs Trust, a Delaware statutory trust. The Money Market Fund, deemed an affiliate of the Trust, is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.
Both the Fund and GSAL receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2011, is reported under Investment Income on the Statement of Operations. A portion of

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

7. SECURITIES LENDING (continued)

this amount, $3,184, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2011, GSAL earned $1,645 in fees as securities lending agent.
The following table provides information about the Fund’s investment in the Money Market Fund for the six months ended June 30, 2011 (in thousands):

Number of			Number of
Shares Held			Shares Held	Value at End
Beginning of Period	Shares Bought	Shares Sold	End of Period	of Period

3,893	16,362	(17,368)	2,887	$2,887

8. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2010, the Fund’s capital loss carryforwards on a tax-basis were as follows:

Capital loss carryforward:(1)
Expiring 2016	$(23,544,097)
Expiring 2017	(17,973,195)

Total capital loss carryforward	$(41,517,292)

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2011, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$95,998,467

Gross unrealized gain	39,854,284
Gross unrealized loss	(3,387,915)

Net unrealized security gain	$36,466,369

The difference between GAAP-basis and tax basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and differences related to the tax treatment of passive foreign investment companies, partnership investments and underlying fund investments.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

          21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

9. OTHER RISKS

Fund’s Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended
	June 30, 2011		For the Fiscal Year Ended
	(Unaudited)		December 31, 2010
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	448,462	$5,432,402	1,530,530	$14,982,716
Reinvestment of distributions	—	—	46,067	529,767
Shares redeemed	(1,434,719)	(17,174,503)	(3,053,874)	(29,401,499)

	(986,257)	(11,742,101)	(1,477,277)	(13,889,016)

Service Shares
Shares sold	8,233	100,156	103,448	1,052,673
Reinvestment of distributions	—	—	6,784	77,675
Shares redeemed	(316,342)	(3,783,107)	(350,880)	(3,461,555)

	(308,109)	(3,682,951)	(240,648)	(2,331,207)

NET DECREASE	(1,294,366)	$(15,425,052)	(1,717,925)	$(16,220,223)

          23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Structured Small Cap Equity Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.
The Management Agreement was most recently approved for continuation until June 30, 2012 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2011 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and its benchmark performance index, and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	expense information for the Fund, including:

(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser to waive certain fees and reimburse certain expenses of the Fund that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio brokerage, distribution and other services;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(k)	information regarding commissions paid by the Fund, portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the manner in which portfolio manager compensation is determined, and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and compliance reports.
The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.
The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various portfolio management teams, including the portfolio management team managing the Fund, that had occurred in recent periods, the potential benefit to the Fund of recent increases in headcount at the Investment Adviser and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance
The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the Fund to its peers using the performance rankings and ratings compiled by the Outside Data Provider as of December 31, 2010, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data provider. The information on the Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies, and market conditions. The Trustees considered whether the Fund had operated within its investment policies and had complied with its investment limitations.
In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Independent Trustees noted that for the one-year period ended May 31, 2011, the Fund ranked in the top half of its peer group and had outperformed its benchmark index. The Independent Trustees observed that the Fund had performance that was in the bottom half of its peer group for multiple time periods of greater than one-year. The Independent Trustees also noted that in response to market turmoil in 2009, the Investment Adviser had implemented measures intended to improve Fund performance, including adjusting the Quantitative Investment Strategies (“QIS”) team’s investment process used to manage the Fund (which among other things included changes in trading strategies and enhancements to the models) and making certain changes to the QIS team’s personnel, and that the changes seemed to have had a positive effect on performance. They recognized that despite some recent turnover in senior personnel on the QIS team, the team was dedicated to both retaining talent and attracting high quality new talent. The Independent Trustees also noted that they had received assurances from the Investment Adviser’s senior management that measures would continue to be taken to address the Fund’s performance.

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a four-year history comparing the Fund’s expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.
In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fee and limit the Fund’s “other expenses” ratio (excluding certain expenses) to a certain specified level. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Fund under the terms of the Management Agreement.
In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2010 and 2009, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for the Fund’s breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $2 billion	0.75%
Next $3 billion	0.68
Next $3 billion	0.65
Over $8 billion	0.64

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to limit the Fund’s fees and “other expenses” ratio (excluding certain expenses) to certain amounts. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the portfolio in which the Fund’s cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of the fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that the Fund also benefited from its participation in the securities lending program.

Other Benefits to the Fund and Its Shareholders
The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

          27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion
In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2012.

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Fund Expenses — Six Month Period Ended June 30, 2011 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2011 through June 30, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses
			Paid for the
	Beginning	Ending	6 Months
	Account Value	Account Value	Ended
Share Class	1/01/11	6/30/11	6/30/11*
Institutional
Actual	$1,000	$1,086.70	$4.35
Hypothetical 5% return	1,000	1,020.63 +	4.21

Service
Actual	1,000	1,085.30	5.64
Hypothetical 5% return	1,000	1,019.39 +	5.46

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.84% and 1.09% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

          29

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York New York 10282

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Structured Small Cap Equity Fund.

© 2011 Goldman Sachs. All rights reserved.

VITSCSAR11/57662.MF.MED.TMPL/8/2011

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Structured U.S. Equity Fund

Semi-Annual Report
June 30, 2011

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured U.S. Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Structured U.S. Equity Fund invests in a broadly diversified portfolio of equity investments in U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the performance of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured U.S. Equity Fund (the “Fund”) and positioning for the six-month period ended June 30, 2011 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 8.23% and 8.13%, respectively. These returns compare to the 6.02% cumulative total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index* (with dividends reinvested) (the “S&P 500 Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

U.S. equities continued their positive momentum from 2010 during the Reporting Period. However, most of the gains were generated during the first quarter of 2011, as improving trends in labor, housing, manufacturing and consumer confidence pointed to a continuation in the economic recovery. A positive trajectory in corporate earnings and cash flows and strong merger and acquisition activity further supported U.S. equity market performance. Indeed, despite great exogenous shocks in the Middle East and North African turmoil, a series of disasters in Japan, political debate over collective bargaining rights in Wisconsin and the possible repeal of health care reform in Washington D.C., the U.S. equity markets rewarded investors with solid returns during the first quarter of 2011.

The broad U.S. equity markets experienced a much more volatile second quarter, rising to a three-year high in April before losing most of its early 2011 gains by mid-June and then recovering somewhat in the very last week of the Reporting Period. In early April, commodity prices declined and expectations ran high for strong corporate profit growth. However, while home construction rose modestly in May, housing and employment remained key weak spots in the U.S. economy. Concerns about Greece’s debt crisis also re-surfaced, the U.S. Congress wrangled over the U.S. debt ceiling, the Federal Reserve Board’s quantitative easing program was scheduled to expire on June 30, 2011, the impact of Japan’s natural and nuclear disasters worked its way through the global supply chain and deadly storms cut a wide swath of destruction across the midwestern and southern United States. In turn, the U.S. stock market felt pressured and lost ground. Toward the end of June, U.S. equity markets recovered from their May to mid-June decline on the heels of better than expected U.S. manufacturing activity, improved automobile sales and a short-term resolution of the sovereign debt crisis in Greece.

During the Reporting Period as a whole, the S&P 500 Index, representing the U.S. large-cap equity market, advanced 6.02%. Nine of the ten sectors in the S&P 500 Index were up, with the health care and energy sectors gaining the most. The health care sector was also the biggest positive contributor (weight times performance) to S&P 500 Index returns. Financials was the only sector in the S&P 500 Index to generate a negative return during the Reporting Period.

While all capitalization segments of the U.S. equity market advanced during the Reporting Period, mid-cap stocks, as measured by the Russell Midcap® Index, performed best, followed by large-cap and then small-cap stocks, as measured by the Russell 1000® Index and the Russell 2000® Index, respectively, which performed nearly in line with each other. Large-cap stocks were least successful relative to small-cap stocks in the information technology sector. Due primarily to the strong performance of growth-oriented financials stocks, growth-oriented stocks outpaced value-oriented stocks across the capitalization spectrum.

What key factors were responsible for the Fund’s performance during the Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes (Valuation, Profitability, Quality, Management, Momentum and Sentiment) had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

*	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Overall, the Fund outperformed the S&P 500 Index during the Reporting Period, with the Fund’s Momentum theme contributing the most, followed by Sentiment, Profitability and Management, which also contributed positively to the Fund’s relative returns. The Momentum theme seeks to predict drifts in stock prices caused by under-reaction to company specific information. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Profitability theme assesses whether a company is earning more than its cost of capital. The Management theme assesses the characteristics, policies and strategic decisions of company managements.

The Quality theme detracted most from the Fund’s relative performance during the Reporting Period, followed by Valuation. The Quality theme evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

How did the Fund’s sector allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. Consequently, the Fund is similar to its benchmark, the S&P 500 Index, in terms of its sector allocation and style. We manage the Fund’s industry and sector exposure by including industry factors in our risk model and by explicitly penalizing industry and sector deviations from the benchmark index in optimization. Sector weights or changes in sector weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the S&P 500 Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark index. During the Reporting Period, stock selection overall contributed positively to the Fund’s relative performance.

While absolute returns from stock selection in each of the ten sectors of the S&P 500 were positive during the Reporting Period, stock selection in the consumer discretionary, financials and consumer staples sectors made the biggest positive contribution to the Fund’s results relative to the S&P 500 Index. Only partially offsetting these positives was stock selection in the industrials, materials and utilities sectors, which detracted most from the Fund’s results relative to its benchmark index.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in tobacco company Lorillard, broadcast satellite subscription television service provider DISH Network and computer services consulting company Accenture. We chose to overweight Lorillard and Accenture because of our positive view on Profitability. The overweight in DISH Network was the result of our positive view on Management.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were overweight positions in software manufacturing behemoth Microsoft and gold miner Newmont Mining and an underweight position in diversified computer services giant International Business Machines (IBM). The Fund had overweighted positions in Microsoft and Newmont Mining because of our positive view on Momentum. Our negative view on Momentum led us to underweight IBM.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. Accordingly, we continued our extensive ongoing research process but did not implement any significant model enhancements during the Reporting Period.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of June 30, 2011, the Fund was overweight the energy, health care, consumer discretionary, consumer staples, information technology and telecommunication services sectors relative to the S&P 500 Index. The Fund was underweight industrials, financials, materials and utilities compared to the benchmark index on the same date.

          3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies with positive fundamentals, good profitability, sustainable earnings and a track record of using capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals, and improve our trading execution as we seek to provide the most value to our shareholders.

CHANGES MADE TO THE TEAM’S MANAGEMENT

During the first quarter of 2011, we announced that Richard Vanecek, Managing Director and co-head of Quantitative Investment Strategies (QIS) Trading would become the sole head of QIS Trading.

4

FUND BASICS

Structured U.S. Equity Fund
as of June 30, 2011

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[1]

For the period ended 6/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Institutional	32.14%	0.28%	1.86%	2.84%	02/13/98
Service	31.87	0.12	N/A	-0.10	01/09/06

[1]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”).

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS[2]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Institutional	0.64%	0.70%
Service	0.85	0.95

[2]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. The expense ratios set forth above may differ from the expense ratios disclosed in the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 6/30/11[3]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	4.0%	Software & Services
Exxon Mobil Corp.	3.9	Energy
Lorillard, Inc.	3.5	Food, Beverage & Tobacco
Eli Lilly & Co.	3.2	Pharmaceuticals, Biotechnology & Life Sciences
ConocoPhillips	2.7	Energy
Chevron Corp.	2.5	Energy
Pfizer, Inc.	2.5	Pharmaceuticals, Biotechnology & Life Sciences
AT&T, Inc.	2.4	Telecommunication Services
Accenture PLC Class A	2.1	Software & Services
Simon Property Group, Inc.	2.1	Real Estate Investment Trust

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

          5

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS[4]

As of June 30, 2011

[4]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 0.2% of the Fund’s net assets at June 30, 2011. Short-term investments represent investments in investment companies other than those that are exchange traded. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Schedule of Investments
June 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 98.1%
Automobiles & Components – 0.7%
12,207	Autoliv, Inc.	$957,639
36,593	TRW Automotive Holdings Corp.*	2,160,085

		3,117,724

Banks – 2.0%
17,565	Hudson City Bancorp, Inc.	143,857
14,470	PNC Financial Services Group, Inc.	862,557
84,532	U.S. Bancorp	2,156,411
195,590	Wells Fargo & Co.	5,488,256

		8,651,081

Capital Goods – 7.4%
14,514	Cummins, Inc.	1,502,054
6,760	Danaher Corp.	358,212
45,288	Eaton Corp.	2,330,068
57,479	Emerson Electric Co.	3,233,194
2,702	Fluor Corp.	174,711
323,175	General Electric Co.	6,095,081
53,766	Honeywell International, Inc.	3,203,916
3,301	Illinois Tool Works, Inc.	186,473
3,044	Ingersoll-Rand PLC	138,228
3,205	Lockheed Martin Corp.	259,509
3,752	MSC Industrial Direct Co. Class A	248,795
64,083	Northrop Grumman Corp.	4,444,156
38,044	Oshkosh Corp.*	1,100,993
5,292	Parker Hannifin Corp.	474,904
10,930	Rockwell Automation, Inc.	948,287
2,999	Rockwell Collins, Inc.	185,008
18,852	Timken Co.	950,141
47,216	Toro Co.	2,856,568
16,757	Tyco International Ltd.	828,299
11,628	United Technologies Corp.	1,029,194
5,878	W.W. Grainger, Inc.	903,155

		31,450,946

Commercial & Professional Services – 0.3%
21,388	Manpower, Inc.	1,147,466

Consumer Durables & Apparel – 1.4%
16,191	Fossil, Inc.*	1,906,004
43,693	Harman International Industries, Inc.	1,991,090
3,471	Lululemon Athletica, Inc.*	388,127
25,444	Mohawk Industries, Inc.*	1,526,386

		5,811,607

Consumer Services – 1.7%
11,170	Apollo Group, Inc. Class A*	487,905
46,990	Carnival Corp.	1,768,234
2,294	Chipotle Mexican Grill, Inc.*	706,988
6,159	McDonald’s Corp.	519,327
85,321	Starbucks Corp.	3,369,326
6,242	Yum! Brands, Inc.	344,808

		7,196,588

Diversified Financials – 3.9%
205,394	Bank of America Corp.	2,251,118
72,983	Capital One Financial Corp.	3,771,032
34,758	Citigroup, Inc.	1,447,323
3,145	CME Group, Inc.	917,050
6,705	Discover Financial Services	179,359
1,164	Franklin Resources, Inc.	152,822
80,172	JPMorgan Chase & Co.	3,282,242
85,343	SEI Investments Co.	1,921,071
106,004	The Bank of New York Mellon Corp.	2,715,822

		16,637,839

Energy – 13.1%
104,310	Chevron Corp.	10,727,240
10,132	Cimarex Energy Co.	911,069
152,441	ConocoPhillips	11,462,039
6,096	Core Laboratories NV	679,948
25,949	Devon Energy Corp.	2,045,041
18,779	Exterran Holdings, Inc.*	372,388
203,277	Exxon Mobil Corp.	16,542,682
7,444	Halliburton Co.	379,644
13,746	Hess Corp.	1,027,651
7,132	Marathon Oil Corp.	375,714
9,181	Murphy Oil Corp.	602,824
1,999	National Oilwell Varco, Inc.	156,342
7,368	Oil States International, Inc.*	588,777
20,905	Sunoco, Inc.	871,948
79,352	Tesoro Corp.*	1,817,954
280,667	Valero Energy Corp.	7,176,655

		55,737,916

Food & Staples Retailing – 1.6%
15,256	Costco Wholesale Corp.	1,239,397
17,176	CVS Caremark Corp.	645,474
5,838	Safeway, Inc.	136,434
5,583	The Kroger Co.	138,458
87,036	Walgreen Co.	3,695,549
4,976	Wal-Mart Stores, Inc.	264,425
10,636	Whole Foods Market, Inc.	674,854

		6,794,591

Food, Beverage & Tobacco – 6.7%
125,471	Archer-Daniels-Midland Co.	3,782,951
18,775	Dr. Pepper Snapple Group, Inc.	787,236
7,113	H.J. Heinz Co.	378,980
18,515	Hansen Natural Corp.*	1,498,789
135,735	Lorillard, Inc.	14,777,469
5,737	Molson Coors Brewing Co. Class B	256,673
58,040	Philip Morris International, Inc.	3,875,331
4,555	Reynolds American, Inc.	168,763
155,542	Tyson Foods, Inc. Class A	3,020,626

		28,546,818

Health Care Equipment & Services – 3.3%
1,805	Becton, Dickinson and Co.	155,537
198,599	Boston Scientific Corp.*	1,372,319
62,591	Cardinal Health, Inc.	2,842,883
72,112	CareFusion Corp.*	1,959,283
6,100	DENTSPLY International, Inc.	232,288
25,846	Humana, Inc.	2,081,637

The accompanying notes are an integral part of these financial statements.          7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Schedule of Investments (continued)
June 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Services – (continued)

41,207	UnitedHealth Group, Inc.	$2,125,457
39,683	WellPoint, Inc.	3,125,830

		13,895,234

Household & Personal Products – 2.6%
16,755	Colgate-Palmolive Co.	1,464,555
16,590	Herbalife Ltd.	956,248
134,857	The Procter & Gamble Co.	8,572,859

		10,993,662

Insurance – 4.2%
7,928	Aspen Insurance Holdings Ltd.	203,987
88,192	Berkshire Hathaway, Inc. Class B*	6,825,179
10,333	Everest Re Group Ltd.	844,723
57,955	Loews Corp.	2,439,326
40,509	MetLife, Inc.	1,777,130
10,529	The Travelers Companies, Inc.	614,683
209,546	Unum Group	5,339,232

		18,044,260

Materials – 3.2%
14,227	Ashland, Inc.	919,349
4,645	CF Industries Holdings, Inc.	658,057
10,806	Domtar Corp.	1,023,544
17,993	Eastman Chemical Co.	1,836,546
29,850	Freeport-McMoRan Copper & Gold, Inc.	1,579,065
60,070	Huntsman Corp.	1,132,319
40,471	Newmont Mining Corp.	2,184,220
2,290	PPG Industries, Inc.	207,909
24,523	Southern Copper Corp.	806,071
13,894	The Dow Chemical Co.	500,184
6,565	The Mosaic Co.	444,647
13,067	The Scotts Miracle-Gro Co. Class A	670,468
18,073	The Sherwin-Williams Co.	1,515,783
15,969	Titanium Metals Corp.	292,552

		13,770,714

Media – 4.0%
9,487	Cablevision Systems Corp. Class A	343,524
22,024	Comcast Corp. Class A	558,088
118,177	Comcast Corp. Special A Shares	2,863,429
34,642	DIRECTV Class A*	1,760,506
180,828	DISH Network Corp. Class A*	5,545,995
72,395	News Corp. Class A	1,281,392
3,823	The Walt Disney Co.	149,250
119,873	Time Warner, Inc.	4,359,781

		16,861,965

Pharmaceuticals, Biotechnology & Life Sciences – 8.9%
2,984	Alexion Pharmaceuticals, Inc.*	140,338
83,212	Amgen, Inc.*	4,855,420
25,138	Biogen Idec, Inc.*	2,687,755
20,985	Celgene Corp.*	1,265,815
1,806	Cephalon, Inc.*	144,299
367,171	Eli Lilly & Co.	13,779,928
78,280	Gilead Sciences, Inc.*	3,241,575
9,149	Johnson & Johnson	608,592
18,246	Merck & Co., Inc.	643,901
507,160	Pfizer, Inc.	10,447,496

		37,815,119

Real Estate Investment Trust – 3.5%
8,152	AvalonBay Communities, Inc.	1,046,717
3,276	Plum Creek Timber Co., Inc.	132,809
5,751	Public Storage	655,672
65,818	Rayonier, Inc.	4,301,206
76,715	Simon Property Group, Inc.	8,916,584

		15,052,988

Retailing – 3.3%
3,658	Advance Auto Parts, Inc.	213,956
19,542	Amazon.com, Inc.*	3,996,144
23,414	AutoNation, Inc.*(a)	857,187
10,137	Dick’s Sporting Goods, Inc.*	389,768
3,850	Dollar Tree, Inc.*	256,487
132,190	Limited Brands, Inc.	5,082,705
675	Netflix, Inc.*	177,316
8,638	PetSmart, Inc.	391,906
23,411	Ross Stores, Inc.	1,875,689
15,704	Target Corp.	736,675

		13,977,833

Semiconductors & Semiconductor Equipment – 2.5%
361,278	Intel Corp.	8,005,921
50,781	Marvell Technology Group Ltd.*	749,781
53,596	Texas Instruments, Inc.	1,759,557

		10,515,259

Software & Services – 9.2%
150,495	Accenture PLC Class A	9,092,908
7,509	Amdocs Ltd.*	228,199
1,809	Cognizant Technology Solutions Corp. Class A*	132,672
12,086	eBay, Inc.*	390,015
10,275	Google, Inc. Class A*	5,203,054
647,183	Microsoft Corp.	16,826,758
163,110	Oracle Corp.	5,367,950
20,384	Teradata Corp.*	1,227,117
17,329	VeriSign, Inc.	579,828

		39,048,501

Technology Hardware & Equipment – 6.1%
261,280	Cisco Systems, Inc.	4,078,581
309,803	Dell, Inc.*	5,164,416
58,909	EMC Corp.*	1,622,943
90,817	Flextronics International Ltd.*	583,045
57,707	Hewlett-Packard Co.	2,100,535
135,734	Ingram Micro, Inc. Class A*	2,462,215
9,213	Juniper Networks, Inc.*	290,209
26,905	Motorola Solutions, Inc.*	1,238,706
90,952	NetApp, Inc.*	4,800,447
46,605	QLogic Corp.*	741,952
69,450	Tellabs, Inc.	320,164

8          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Technology Hardware & Equipment – (continued)

109,983	Vishay Intertechnology, Inc.*	$1,654,144
25,257	Western Digital Corp.*	918,850

		25,976,207

Telecommunication Services – 3.3%
320,722	AT&T, Inc.(b)	10,073,878
412,684	Sprint Nextel Corp.*	2,224,367
42,263	Verizon Communications, Inc.	1,573,451

		13,871,696

Transportation – 2.3%
2,297	Copa Holdings SA Class A	153,302
2,908	Expeditors International of Washington, Inc.	148,860
16,134	FedEx Corp.	1,530,310
5,491	Norfolk Southern Corp.	411,441
1,388	Union Pacific Corp.	144,907
101,970	United Parcel Service, Inc. Class B	7,436,672

		9,825,492

Utilities – 2.9%
8,905	Dominion Resources, Inc.	429,844
264,508	Duke Energy Corp.	4,980,686
4,366	Entergy Corp.	298,110
35,903	Exelon Corp.	1,538,085
41,280	Integrys Energy Group, Inc.	2,139,955
18,810	NiSource, Inc.	380,903
46,793	Sempra Energy	2,474,414

		12,241,997

TOTAL COMMON STOCKS
(Cost $330,744,974)		$416,983,503

Shares	Rate	Value

Short-term Investment(c) – 2.1%
JPMorgan U.S. Government Money Market Fund — Capital Shares
8,860,962	0.010%	$8,860,962
(Cost $8,860,962)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $339,605,936)		$425,844,465

Securities Lending Reinvestment Vehicle(c)(d) – 0.2%
Goldman Sachs Financial Square Money Market Fund — FST Shares
819,500	0.099%	$819,500
(Cost $819,500)

TOTAL INVESTMENTS – 100.4%
(Cost $340,425,436)		$426,663,965

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(1,891,449)

NET ASSETS – 100.0%		$424,772,516

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2011.

(d)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

S&P 500 E-mini Index	99	September 2011	$6,511,725	$243,862

The accompanying notes are an integral part of these financial statements.          9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement of Assets and Liabilities
June 30, 2011 (Unaudited)

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $339,605,936)(a)	$425,844,465
Investments in affiliated securities lending reinvestment vehicle, at value (identified cost $819,500)	819,500
Receivables:
Dividends	332,327
Fund shares sold	70,230
Due from broker — variation margin	67,571
Reimbursement from investment adviser	22,637
Securities lending income	1,161
Other assets	2,514

Total assets	427,160,405

Liabilities:

Payables:
Payable upon return of securities loaned	819,500
Fund shares redeemed	654,595
Amounts owed to affiliates	237,538
Accrued expenses and other liabilities	676,256

Total liabilities	2,387,889

Net Assets:

Paid-in capital	561,959,352
Accumulated undistributed net investment income	3,592,573
Accumulated net realized loss from investment and futures transactions	(227,261,800)
Net unrealized gain on investments and futures	86,482,391

NET ASSETS	$424,772,516

Net Assets:
Institutional	$313,074,677
Service	111,697,839

Total Net Assets	$424,772,516

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	27,378,913
Service	9,766,512

Net asset value, offering and redemption price per share:
Institutional	$11.43
Service	11.44

(a)	Includes loaned securities having a market value of $805,420.

10          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement of Operations
For the Six Months Ended June 30, 2011 (Unaudited)

Investment income:

Dividends (net of foreign taxes withheld of $173)	$4,683,453
Securities lending income — affiliated issuer	5,946

Total investment income	4,689,399

Expenses:

Management fees	1,336,788
Distribution and Service fees — Service Class	140,220
Printing and mailing costs	51,801
Transfer Agent fees(a)	43,119
Professional fees	38,592
Custody and accounting fees	30,305
Trustee fees	8,644
Other	10,051

Total expenses	1,659,520

Less — expense reductions	(153,206)

Net expenses	1,506,314

NET INVESTMENT INCOME	3,183,085

Realized and unrealized gain from investment and futures transactions:

Net realized gain from:
Investment transactions	16,065,978
Futures transactions	315,993
Net change in unrealized gain on:
Investments	14,558,130
Futures	141,532

Net realized and unrealized gain from investment and futures transactions	31,081,633

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,264,718

(a)	Institutional and Service Shares had Transfer Agent fees of $31,902 and $11,217, respectively.

The accompanying notes are an integral part of these financial statements.          11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2011	Fiscal Year Ended
	(Unaudited)	December 31, 2010

From operations:

Net investment income	$3,183,085	$5,975,139
Net realized gain from investment and futures transactions	16,381,971	21,165,168
Net change in unrealized gain on investments and futures	14,699,662	23,637,904

Net increase in net assets resulting from operations	34,264,718	50,778,211

Distributions to shareholders:

From net investment income
Institutional Shares	—	(4,505,171)
Service Shares	—	(1,334,105)

Total distributions to shareholders	—	(5,839,276)

From share transactions:

Proceeds from sales of shares	13,098,305	8,446,580
Reinvestment of distributions	—	5,839,276
Cost of shares redeemed	(53,710,147)	(81,171,074)

Net decrease in net assets resulting from share transactions	(40,611,842)	(66,885,218)

TOTAL DECREASE	(6,347,124)	(21,946,283)

Net assets:

Beginning of period	431,119,640	453,065,923

End of period	$424,772,516	$431,119,640

Accumulated undistributed net investment income	$3,592,573	$409,488

12          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations			Distributions to shareholders
			Net										Ratio of		Ratio of
	Net asset		realized			From		Net asset		Net assets,	Ratio of		total		net investment
	value,	Net	and	Total from	From net	net		value,		end of	net expenses		expenses		income		Portfolio
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	period	to average		to average		to average		turnover
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions	period	return(b)	(in 000s)	net assets		net assets		net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2011 - Institutional	$10.57	$0.08	$0.78	$0.86	$—	$—	$—	$11.43	8.23%	$313,075	0.64	%(c)	0.70	%(c)	1.53	%(c)	16%
2011 - Service	10.58	0.07	0.79	0.86	—	—	—	11.44	8.13	111,698	0.85	(c)	0.95	(c)	1.32	(c)	16

FOR THE FISCAL YEAR ENDED DECEMBER 31,
2010 - Institutional	9.50	0.14	1.08	1.22	(0.15)	—	(0.15)	10.57	12.84	319,948	0.64		0.70		1.45		38
2010 - Service	9.51	0.12	1.08	1.20	(0.13)	—	(0.13)	10.58	12.60	111,171	0.85		0.95		1.25		38

2009 - Institutional	7.99	0.15	1.54	1.69	(0.18)	—	(0.18)	9.50	21.15	340,536	0.68		0.72		1.75		136
2009 - Service	8.00	0.13	1.54	1.67	(0.16)	—	(0.16)	9.51	20.89	112,530	0.89		0.97		1.53		136

2008 - Institutional	13.16	0.17	(5.06)	(4.89)	(0.18)	(0.10)	(0.28)	7.99	(36.92)	344,144	0.71		0.72		1.53		110
2008 - Service	13.16	0.14	(5.04)	(4.90)	(0.16)	(0.10)	(0.26)	8.00	(37.05)	106,586	0.92		0.97		1.34		110

2007 - Institutional	14.67	0.15	(0.37)	(0.22)	(0.16)	(1.13)	(1.29)	13.16	(1.63)	752,148	0.71	(d)	0.72	(d)	1.02	(d)	125
2007 - Service	14.67	0.14	(0.37)	(0.23)	(0.15)	(1.13)	(1.28)	13.16	(1.72)	205,997	0.79	(d)	0.97	(d)	0.94	(d)	125

2006 - Institutional	13.13	0.14	1.55	1.69	(0.15)	—	(0.15)	14.67	12.89	910,345	0.72		0.72		1.01		99
2006 - Service (Commenced January 9, 2006)	13.54	0.13	1.14	1.27	(0.14)	—	(0.14)	14.67	9.38	261,814	0.80	(c)	0.97	(c)	0.92	(c)	99

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.

The accompanying notes are an integral part of these financial statements.
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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements
June 30, 2011 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Structured U.S. Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Certain dividends from foreign securities will be recorded when the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Fund. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Fund as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Fund’s distributions is deemed a return of capital and is generally not taxable to shareholders.

C. Expenses — Expenses incurred by the Fund, which may not specifically relate to the Fund, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily. Non-class specific expenses are allocated daily to each share class of the respective Fund based upon the relative proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Code, applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund’s strategies and potentially result in a loss. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts.

          15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The following is a summary of the Fund’s investments and derivatives categorized in the fair value hierarchy as of June 30, 2011:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$416,983,503	$—	$—
Short-term Investment	8,860,962	—	—
Securities Lending Reinvestment Vehicle	819,500	—	—

Total	$426,663,965	$—	$—

Derivatives Type

Assets
Futures Contracts(a)	$243,862	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

4. INVESTMENTS IN DERIVATIVES

The Fund may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
During the six months ended June 30, 2011, the Fund entered into futures contracts. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The following table sets forth, by certain risk types, the gross value of these derivative contracts for trading activities as of June 30, 2011. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

4. INVESTMENTS IN DERIVATIVES (continued)

Statement of
Assets and Liabilities
Risk	Location	Assets

Equity	Due from broker — variation margin	$243,862(a	)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2011. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain securities, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statement of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	$315,993	$141,532	122

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2011.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the six months ended June 30, 2011, contractual management fees with GSAM were at the following rates:

Contractual Management Rate
First	Next	Next	Next	Over	Effective
$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

0.62%	0.59%	0.56%	0.55%	0.54%	0.62%

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has agreed to waive distribution and service fees so as not to exceed an annual rate of 0.21% of the Fund’s average daily net assets attributable to Service Shares. The distribution and service fee waiver will remain in place through at least April 29, 2012, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the trustees. For the six months ended June 30, 2011, Goldman Sachs waived approximately $22,400 in distribution and service fees for the Fund’s Services Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense reimbursements will remain in place through at least April 29, 2012, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. For the six months ended June 30, 2011, GSAM reimbursed approximately $130,770 to the Fund.
As of June 30, 2011, the amounts owed to affiliates were approximately $211,900, $18,800 and $6,800 for management, distribution and service, and transfer agent fees, respectively.

E. Line of Credit Facility — As of June 30, 2011, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2011, the Fund did not have any borrowings under the facility.

F. Other Transactions with Affiliates — For the six months ended June 30, 2011, Goldman Sachs earned approximately $900 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2011, were $68,417,643 and $102,826,669, respectively.

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), a series of Goldman Sachs Trust, a Delaware statutory trust. The Money Market Fund, deemed an affiliate of the Trust, is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.
Both the Fund and GSAL receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2011, is reported under Investment Income on the Statement of Operations. For the six months ended June 30, 2011, GSAL earned $664 in fees as securities lending agent.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

7. SECURITIES LENDING (continued)

The following table provides information about the Fund’s investment in the Money Market Fund for the six months ended June 30, 2011 (in thousands):

Number of			Number of
Shares Held			Shares Held	Value at End
Beginning of Period	Shares Bought	Shares Sold	End of Period	of Period

644	1,286	(1,110)	820	$820

8. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2010, the Fund’s capital loss carryforwards on a tax-basis were as follows:

Capital loss carryforward:(1)
Expiring 2016	$(100,034,314)
Expiring 2017	(139,998,215)

Total capital loss carryforward	$(240,032,529)

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2011, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$343,934,348

Gross unrealized gain	90,471,127
Gross unrealized loss	(7,741,510)

Net unrealized security gain	$82,729,617

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. OTHER RISKS

Fund’s Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

          19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

9. OTHER RISKS (continued)

Liquidity Risk — The Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended
	June 30, 2011		For the Fiscal Year Ended
	(Unaudited)		December 31, 2010
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	131,265	$9,586,250	635,836	$5,898,249
Reinvestment of distributions	—	—	426,626	4,505,171
Shares redeemed	(3,027,868)	(41,931,501)	(6,622,266)	(64,503,333)

	(2,896,603)	(32,345,251)	(5,559,804)	(54,099,913)

Service Shares
Shares sold	55,463	3,512,055	264,407	2,548,331
Reinvestment of distributions	—	—	126,097	1,334,105
Shares redeemed	(796,054)	(11,778,646)	(1,710,786)	(16,667,741)

	(740,591)	(8,266,591)	(1,320,282)	(12,785,305)

NET DECREASE	(3,637,194)	$(40,611,842)	(6,880,086)	$(66,885,218)

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Structured U.S. Equity Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.
The Management Agreement was most recently approved for continuation until June 30, 2012 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2011 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and its benchmark performance index, and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	expense information for the Fund, including:

(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser and Goldman, Sachs & Co. (“Goldman Sachs”), the Fund’s affiliated distributor, to reimburse certain expenses of the Fund and waive certain distribution and service fees that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio brokerage, distribution and other services;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Fund, portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the manner in which portfolio manager compensation is determined, and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and compliance reports.
The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.
The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

          23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various portfolio management teams, including the portfolio management team managing the Fund, that had occurred in recent periods, the potential benefit to the Fund of recent increases in headcount at the Investment Adviser and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance
The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the Fund to its peers using the performance rankings and ratings compiled by the Outside Data Provider as of December 31, 2010, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data provider. The information on the Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies, and market conditions. The Trustees considered whether the Fund had operated within its investment policies and had complied with its investment limitations.
In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.
The Independent Trustees noted that for the one-year period ended May 31, 2011, the Fund ranked in the top half of its peer group. The Independent Trustees observed that the Fund had performance that was in the bottom half of its peer group for multiple time periods of greater than one-year. The Independent Trustees also noted that in response to market turmoil in 2009, the Investment Adviser had implemented measures intended to improve Fund performance, including adjusting the Quantitative Investment Strategies (“QIS”) team’s investment process used to manage the Fund (which among other things included changes in trading strategies and enhancements to the models) and making certain changes to the QIS team’s personnel, and that the changes seemed to have had a positive effect on performance. They recognized that despite some recent turnover in senior personnel on the QIS team, the team was dedicated to both retaining talent and attracting high quality new talent. The Independent Trustees also noted that they had received assurances from the Investment Adviser’s senior management that measures would continue to be taken to address the Fund’s performance.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a five-year history comparing the Fund’s expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.
In addition, the Trustees considered the Investment Adviser’s undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a certain specified level and Goldman Sachs’ undertaking to waive a portion of the distribution and service fees paid by the Fund’s Service Shares. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Fund under the terms of the Management Agreement.
In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2010 and 2009, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

          25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for the Fund’s breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.62%
Next $1 billion	0.59
Next $3 billion	0.56
Next $3 billion	0.55
Over $8 billion	0.54

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s and Goldman Sachs’ undertakings to limit the Fund’s fees and “other expenses” ratio (excluding certain expenses) to a certain amount. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the portfolio in which the Fund’s cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of the fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that the Fund also benefited from its participation in the securities lending program.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Fund and Its Shareholders
The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion
In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2012.

          27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Fund Expenses — Six Month Period Ended June 30, 2011 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2011 through June 30, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
			for the
	Beginning	Ending	6 Months
	Account Value	Account Value	Ended
Share Class	1/01/11	6/30/11	6/30/11*
Institutional
Actual	$1,000	$1,082.30	$3.30
Hypothetical 5% return	1,000	1,021.62 +	3.21

Service
Actual	1,000	1,081.30	4.39
Hypothetical 5% return	1,000	1,020.58 +	4.26

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.64% and 0.85% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

28

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer
GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York, New York 10282

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Structured U.S. Equity Fund.

© 2011 Goldman Sachs. All rights reserved.
VITUSSAR11/57661.MF.MED.TMPL/8/2011

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Money Market Fund

Semi-Annual Report
June 30, 2011

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Money Market Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Fund pursues its investment objective by investing in U.S. Government Securities (as defined in the Fund’s prospectus), obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund.

          1

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the performance of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Money Market Fund (the “Fund”) and positioning for the six-month period ended June 30, 2011 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

The Fund’s standardized 7-day current yield was 0.00% and its standardized 7-day effective yield was 0.00% as of June 30, 2011. The Fund’s one-month simple average yield was 0.01% as of June 30, 2011. The Fund’s 7-day distribution yield as of June 30, 2011 was 0.01%.

An investment in the Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund.

What economic and market factors most influenced the money markets as a whole during the Reporting Period?

The Reporting Period was one wherein mixed U.S. and international economic data, exogenous geopolitical events, Federal Reserve System (the “Fed”) policy and supply/demand conditions within the repurchase agreement and Treasury securities markets combined to push money market yields lower.

Global economic growth remained strong throughout the Reporting Period, but new challenges emerged. During the first quarter of 2011, political upheaval across the Middle East and North Africa drove oil prices higher, and Japan’s devastating earthquake and tsunami raised concerns about a disruption in the global supply chain. In response, defensive buying of benchmark government bonds interrupted the rise in yields seen at the end of 2010, though demand for riskier assets eased only slightly. Certain economic data remained robust, with manufacturing indices in the U.S., U.K. and Germany hitting new cyclical highs. Global investment began to respond to low interest rates and healthy corporate balance sheets with a revival in hiring and demand for credit from consumers and businesses. Meanwhile, inflation concerns intensified in major developed economies. The European Central Bank surprised markets in March by signaling an imminent rate hike, as European Union leaders struggled for consensus on policies to address the Eurozone’s troubled peripheral economies. In the U.K., inflation reached more than double the nation’s official 2% target. By contrast, U.S. inflation remained modest, and the Fed indicated no intention to raise interest rates.

Against this backdrop, then, the money markets were focused on two competing themes during the first quarter — a better macroeconomic environment in the U.S. and uncertainty driven by the European sovereign debt crisis. These themes, in our view, should have ultimately helped to push U.S. Treasury yields higher. However, political unrest in the Middle East and North Africa, natural and nuclear disasters in Japan, the U.S. Treasury Department’s reduction of borrowing Supplemental Financing Program (SFP) bills, and the Fed’s asset repurchase or quantitative easing program known as QE2 combined instead to push yields at the short-term end of the U.S. Treasury yield curve, or spectrum of maturities, modestly lower. (The Supplementary Financing Program is a program enacted by the U.S. Treasury Department to provide supplementary funding to the Fed to offset the financial strain due to the creation of various liquidity programs and facilities during the financial crisis of 2008. The funds are acquired through the auction of Treasury bills and are placed into an account that the Fed may use for various initiatives.) Indeed, yields on three-month, six-month and one-year Treasury securities fell four basis points, two basis points and one basis point, respectively, during the first quarter. (A basis point is 1/100th of a percentage point.) Repurchase agreements (or repo) yields, on the other hand, ended the quarter softer than expected.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Although economic data pointed to ongoing growth in the world’s largest economies, instead economic activity slowed during the second quarter of 2011. Disruptions in the global supply chain following Japan’s earthquake and tsunami and higher energy costs contributed to declines in leading indicators. Consequent expectations for lower economic growth and renewed fears of a sovereign debt restructuring in the Eurozone’s troubled peripheries drove safe-haven trading in global markets. In turn, benchmark government bond yields declined, and risk premiums rose across non-Treasury sectors. These trends reversed somewhat in late June, as oil prices eased from their April peak and markets scaled back interest rate hike expectations even as inflation pressures increased.

As U.S. Treasury yields declined during the second quarter overall, so, too, did money market yields. In April, a newly imposed change in the calculation of the FDIC (Federal Deposit Insurance Corporation) assessment fee for banks in the United States caused acute compression in the overnight markets, setting a tone that would carry throughout the quarter.

The Fed continued to reinforce similar rhetoric as had been in place for more than two years — that it intended to operate in an ultra-low interest rate environment for an “extended period.” Following both its April and June 2011 meetings, the Fed stated that it remained comfortable with increased inflation expectations and softer economic growth and that neither was outside of market expectations given muted reaction to these trends. The Fed decided to continue holding the targeted federal funds rate in a range between zero and 0.25%.

Toward the end of the Reporting Period, the traditional quarter-end collateral squeeze, or tightening of capital, was exaggerated both by building supply pressures and by the market’s flight to quality as driven by the Eurozone debt crisis. Concerns about the potential fallout from Greece’s severe sovereign debt and fiscal problems dominated investor sentiment, driving yields on government securities lower. Further, investors’ heightened concerns with money market funds’ exposure to European sovereign debt and European banks caused a shift from prime money market funds (meaning those invested in corporate instruments in addition to government instruments) to government money market funds.

The combination of all of these factors led the taxable money market yield curve to flatten, meaning that the difference between yields at the short-term end of the money market yield curve and the longer-term end narrowed.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s yields moved lower during the Reporting Period due primarily to the market factors discussed above. We shortened the Fund’s weighted average maturity as the Reporting Period progressed, as the money market yield curve was extremely flat and offered little value in extending further out the curve. In our opinion, the reward of another basis point of yield frequently did not warrant the risk of purchasing longer-dated maturities. In turn, the Fund’s yield drifted lower during the Reporting Period, as repurchase agreement yields were in the single-digit to low-teen range (in basis points), LIBOR levels moved lower and yields on U.S. Treasury securities compressed. (LIBOR, or London interbank offered rates, are floating interest rates that are widely used as reference rates in bank, corporate and government lending agreements.)

Our focus during the Reporting Period was on remaining liquid and short in duration so as to be more nimble to take advantage should yields begin to increase and risk premia be priced in accordingly. Thus, we felt comfortable that the Fund was appropriately positioned given the interest rate environment during the Reporting Period. That said, it should be noted that regardless of interest rate conditions, we manage the Fund consistently. Our investment approach has always been tri-fold — to seek preservation of capital, daily liquidity and maximization of yield potential. We manage interest and credit risk daily. Whether interest rates are historically low, high or in-between, we intend to continue to use our actively managed approach to provide the best possible return within the framework of the Fund’s guidelines and objectives.

          3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

How did you manage the Fund’s weighted average maturity during the Reporting Period?

On December 31, 2010, the Fund’s weighted average maturity was 49 days. We subsequently targeted a weighted average maturity for the Fund of between 40 and 50 days through much of the first quarter of the Reporting Period. However, as yields at the short-term of the U.S. Treasury yield curve compressed, we shortened the weighted average maturity target range for the Fund to between 25 and 35 days, as we felt that buying longer-term securities did not offer a risk premium that justified increasing the Fund’s interest rate risk. The Fund’s weighted average maturity on June 30, 2011 was 22 days, which was in line with our target range and our outlook both on interest rates and the lack of risk premia being priced into the market. The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates.

How did you manage the Fund’s weighted average life during the Reporting Period?

The weighted average life of the Fund was 62 days as of June 30, 2011. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Under amendments to SEC Rule 2a-7 that became effective in May 2010, the maximum allowable weighted average life of a money market fund is 120 days. While one of the goals of the Securities and Exchange Commission’s money market fund rule changes is to reinforce more conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices.

How was the Fund invested during the Reporting Period?

The Fund had investments in repurchase agreements, asset-backed commercial paper, commercial paper, Treasury securities, government agency securities, tax-exempt municipal debt obligations and certificates of deposit during the Reporting Period. With the Fund’s focus on liquidity, an average of approximately 25% of the Fund’s total net assets was in securities that matured overnight during the Reporting Period. As mentioned earlier, this liquidity enabled us to be nimble in a volatile market environment, especially as the yield curve remained persistently flat and offered little value in extending duration. When prices declined and we were able to find value in longer maturities, our focus was primarily on securities with one- to three-month maturities, as we sought to lock in the higher yields then available.

Though money market yields moved lower during the Reporting Period, the Fund’s investment strategy helped it provide current income while meeting its two primary objectives — liquidity and capital preservation. The primary focal points for our management team are consistently interest rate risk and credit risk. We were able to navigate interest rate risk by adjusting the Fund’s weighted average maturity as market conditions shifted. We were able to mitigate potential credit risk by buying high quality, creditworthy names.

Did you make any changes in the Fund’s portfolio during the Reporting Period?

We increased the Fund’s exposure to tax-exempt municipal debt obligations during the Reporting Period, as we considered these instruments to be attractive from a risk-adjusted return perspective.

Also, as indicated earlier, we shortened the Fund’s weighted average maturity by building a higher Fund concentration in overnight securities as yields fell and as extending out the yield curve did not offer advantages from a risk-adjusted return view. We chose to maintain higher levels of liquidity than usual and to look for higher rates should they become priced into the market.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

What is the Fund’s tactical view and strategy for the months ahead?

Based on the Fed’s various statements during the Reporting Period, our view that the Fed will keep its monetary policy on hold through the remainder of 2011 and possibly well into 2012 was solidified. While the Fed ended its asset purchase, or quantitative easing, program as scheduled at the end of June 2011, which we believe is one of the first steps in the direction to an interest rate hike, we believe there will likely be additional steps taken before the Fed actually begins to tighten monetary policy. For example, we believe one sign the Fed is considering a tighter monetary policy that we might see before any actual action is taken would be a shift in the language the Fed uses in its statements that follow its meetings. Thus, we look for any changes in language that soften the Fed’s commitment to maintain the targeted federal funds rate at exceptionally low levels for an “extended period.”

From a Fund strategy perspective, we believe this sequence of possible indicators has two main implications. First, we do not believe we should necessarily be focused on the timing of the Fed’s first interest rate hike in assessing the prospects for higher short-term rates. As the Fed begins to manage the federal funds rate toward the top of its current 0% to 0.25% range, short-term rates could begin to rise well before the Fed signals an actual hike. Second, we believe the slight increase in yield to be garnered from extending the Fund’s weighted average maturity is not enough to compensate for increasing its credit risk. In our view, money market yields were compressed during the Reporting Period in large part due to an imbalance between supply and demand. Given these implications, our strategy is to be patient and to wait to extend the Fund’s weighted average maturity or to add credit risk until the return is more commensurate with the risk.

We will, of course, continue to closely monitor economic data, Fed policy and any shifts in the money market yield curve, as we strive to strategically navigate the interest rate environment.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund than total return quotations.

          5

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

MONEY MARKET FUND†

Security Type
(Percentage of Net Assets)

†	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above chart may not sum to 100% due to the exclusion of other assets and liabilities.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments
June 30, 2011 (Unaudited)

Principal	Interest		Maturity	Amortized
Amount	Rate		Date	Cost

Commercial Paper and Corporate Obligations – 16.8%
Amsterdam Funding Corp.
$2,000,000	0.320%		07/18/11	$1,999,698
Argento Variable Funding Co. LLC
2,000,000	0.300		07/06/11	1,999,917
Aspen Funding Corp.
3,051,000	0.230		08/30/11	3,049,830
BPCE SA
3,000,000	0.310		09/01/11	2,998,398
Charta LLC
1,000,000	0.230		09/06/11	999,572
Ciesco LLC
1,000,000	0.230		09/06/11	999,572
Grampian Funding LLC
4,000,000	0.260		08/01/11	3,999,104
Hannover Funding Co. LLC
1,000,000	0.471		09/20/11	998,943
Nationwide Building Society
2,000,000	0.240		09/06/11	1,999,107
Newport Funding Corp.
2,000,000	0.270		07/06/11	1,999,925
Northern Pines Funding LLC
2,000,000	0.360		07/21/11	1,999,600
Standard Chartered Bank
1,500,000	0.290		07/11/11	1,499,879
Tasman Funding, Inc.
1,000,000	0.270		07/14/11	999,902

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS				$25,543,447

Eurodollar Certificates of Deposit – 2.6%
Credit Agricole SA
$2,000,000	0.330%		08/05/11	$2,000,019
2,000,000	0.300		09/06/11	2,000,000

TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT				$4,000,019

Municipal Debt Obligations – 1.2%
Georgia Municipal Electric Authority
$1,150,000	0.500%		08/03/11	$1,150,000
State of Texas TRANS Series 2010
650,000	2.000		08/31/11	651,763

TOTAL MUNICIPAL DEBT OBLIGATIONS				$1,801,763

U.S. Government Agency Obligations – 11.3%
Federal Farm Credit Bank
$1,000,000	0.148	%(a)	01/27/12	$999,781
200,000	0.311	(a)	11/01/12	200,000
Federal Home Loan Bank
500,000	0.090	(a)	07/11/11	499,992
1,000,000	0.310		10/05/11	999,989
700,000	0.300		10/21/11	700,000
1,000,000	0.151	(a)	01/26/12	999,826
1,000,000	0.143	(a)	01/30/12	999,789
1,000,000	0.143	(a)	02/03/12	999,814
Federal Home Loan Mortgage Corp.
300,000	0.202	(a)	08/05/11	299,994
4,000,000	0.291		09/13/11	3,997,616
1,400,000	0.110	(a)	01/11/12	1,399,629
1,000,000	0.140	(a)	05/03/13	999,255
Federal National Mortgage Association
3,000,000	0.432		07/07/11	2,999,785
1,000,000	0.216	(a)	12/28/12	999,703

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$17,095,173

U.S. Treasury Obligation – 0.1%
United States Treasury Note
$100,000	0.750%		11/30/11	$100,185

Variable Rate Municipal Debt Obligations(a) – 16.4%
Bay Area Toll Authority California Toll Bridge VRDN RB Series 2006 C2 RMKT (Morgan Stanley Bank LOC)
$1,000,000	0.040%		04/01/45	$1,000,000
BlackRock MuniEnhanced Fund, Inc. VRDN Tax-Exempt Preferreds Series 2011 (Citibank N.A.)(b)
300,000	0.290		06/01/41	300,000
BlackRock MuniHoldings Investment Quality Fund VRDN Tax-Exempt Preferreds Series 2011 W-7-2746 (Bank of America N.A.)(b)
300,000	0.300		07/01/41	300,000
BlackRock MuniYield Fund, Inc. VRDN Tax-Exempt Preferreds Series 2011 W-7-2514 (Bank of America N.A.)(b)
300,000	0.300		07/01/41	300,000
BlackRock MuniYield Investment Fund VRDN Tax-Exempt Preferreds Series 2011 (Citibank N.A.)(b)
300,000	0.290		06/01/41	300,000
BlackRock Muniyield Quality Fund III, Inc. VRDN Tax-Exempt Preferreds Series 2011 (Citibank N.A.)(b)
300,000	0.290		06/01/41	300,000
California Health Facilities Financing Authority VRDN RB for Catholic Healthcare West Series 2005 H (Bank of America N.A. LOC)
1,000,000	0.060		07/01/35	1,000,000
California State Department of Water Resources Power Supply VRDN RB Series 2002 B6 (California State Teachers Retirement System and JPMorgan Bank N.A.)
1,450,000	0.070		05/01/22	1,450,000
California Statewide Communities Development Authority MF Hsg. VRDN RB for Hermosa Vista Apartments Series 2003 XX (FNMA)
700,000	0.090		05/15/36	700,000

The accompanying notes are an integral part of these financial statements.          7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments (continued)
June 30, 2011 (Unaudited)

Principal	Interest		Maturity	Amortized
Amount	Rate		Date	Cost

Variable Rate Municipal Debt Obligations(a) – (continued)

Chicago, Illinois Board of Education GO VRDN Refunding Series 2009 B (U.S. Bank N.A. LOC)
$600,000	0.050%		03/01/31	$600,000
Colorado Educational & Cultural Facilities Authority VRDN RB Taxable for Nature Conservancy Series 2008 A (Bank of America N.A. SPA)
1,000,000	0.150		07/01/33	1,000,000
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Series 1997 T2 (Credit Local de France, Toronto Dominion Bank, and Landesbank Hessen-Thueringen Girozentrale)
1,500,000	0.030		07/01/29	1,500,000
County of Mecklenburg, North Carolina GO VRDN Series 2006 A (Wells Fargo Bank N.A. SPA)
500,000	0.080		02/01/26	500,000
Indiana Finance Authority Hospital VRDN RB for Indiana University Health Series 2011 K (JPMorgan Chase Bank N.A. LOC)
960,000	0.100		03/01/33	960,000
Loudoun County, Virginia Industrial Development Authority VRDN RB for Howard Hughes Medical Institute Series 2003 C
805,000	0.040		02/15/38	805,000
Massachusetts State Development Finance Agency VRDN RB for Partners HealthCare Systems Series 2011 K2 (Barclays Bank SPA)
1,000,000	0.030		07/01/46	1,000,000
Massachusetts State Water Resources Authority VRDN RB Refunding Series 2008 A3 RMKT (GO of Authority) (Wells Fargo Bank N.A. SPA)
1,300,000	0.060		08/01/37	1,300,000
Missouri State Health & Educational Facilities Authority VRDN RB for Saint Luke’s Health System Series 2008 A (Bank of America N.A. LOC)
1,100,000	0.100		11/15/40	1,100,000
Nebraska Investment Finance Authority SF Hsg VRDN RB Series 2010 C (FHLMC) (FNMA) (GNMA) (FHLB SPA)
1,000,000	0.070		09/01/32	1,000,000
New York City, New York Transitional Finance Authority VRDN RB for Future Tax Secured Series 1998 A1 (Westdeutsche Landesbank AG SPA)
1,000,000	0.070		11/15/28	1,000,000
New York City, New York Transitional Finance Authority VRDN RB for Future Tax Secured Series 2001 B (Westdeutsche Landesbank AG)
1,000,000	0.210		05/01/30	1,000,000
New York City, New York Transitional Finance Authority VRDN RB Series 2002 Subseries 2F (Bayerische Landesbank)
1,085,000	0.060		11/01/22	1,085,000
New York State Local Government Assistance Corp. VRDN RB Refunding Series 2008 B-7V (GO of Corp.) (JPMorgan Chase Bank SPA)
600,000	0.050		04/01/20	600,000
North Carolina Medical Care Commission Hospital GO VRDN for Duke University Hospital Project Series 1993 A (Wells Fargo Bank N.A. SPA)
650,000	0.060		06/01/23	650,000
Private Colleges & Universities Authority VRDN RB for Emory University Series 2005 B1
1,350,000	0.050		09/01/35	1,350,000
Tarrant County, Texas Cultural Education Facilities Finance Corp. VRDN RB for Texas Health Resources Series 2008 B
1,000,000	0.050		11/15/33	1,000,000
University of Alabama VRDN RB Series 1993 B
900,000	0.260		10/01/13	900,000
Washington State Housing Finance Commission MF Hsg. VRDN RB for Queen Anne Project Series 2004 A (FNMA)
1,180,000	0.090%		09/01/38	1,180,000
Washington State Housing Finance Commission MF Hsg. VRDN RB for Vintage at Spokane Senior Living Project Series 2006 A (FNMA)
795,000	0.100		08/15/40	795,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS				$24,975,000

Variable Rate Obligations(a) – 12.5%
Bank of Nova Scotia
$1,000,000	0.300%		07/10/12	$1,000,000
BNP Paribas Securities Corp.
1,000,000	0.440		09/09/11	1,000,000
Commonwealth Bank of Australia
2,000,000	0.273	(b)	05/25/12	1,999,813
Cooperative Centrale Raiffeisen – Boerenleenbank BA
1,000,000	0.400		10/18/11	1,000,000
JPMorgan Chase Bank, N.A.
1,000,000	0.304		07/17/12	1,000,000
3,000,000	0.226		07/20/12	3,000,000
Lloyds TSB Bank PLC
2,000,000	0.372		11/07/11	2,000,000
Rabobank Nederland NV
1,000,000	0.331	(b)	06/15/12	1,000,000
Societe Generale
2,000,000	0.470		09/09/11	2,000,000
UBS AG
2,000,000	0.354		10/07/11	2,000,000
Westpac Banking Corp.
1,000,000	0.333	(b)	07/06/12	1,000,000
Westpac Securities New Zealand Ltd.
1,000,000	0.296	(b)	10/18/11	1,000,000
1,000,000	0.353	(b)	11/04/11	1,000,000

TOTAL VARIABLE RATE OBLIGATIONS				$18,999,813

Yankee Certificates of Deposit – 9.2%
Credit Industriel et Commercial SA
$4,000,000	0.290%		09/02/11	$4,000,000
Lloyds TSB Bank PLC
1,000,000	0.445		07/05/11	1,000,000
Mitsubishi UFJ Trust and Banking Corp.
2,000,000	0.250		07/15/11	2,000,000

8          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Principal	Interest		Maturity	Amortized
Amount	Rate		Date	Cost

Yankee Certificates of Deposit – (continued)

Mizuho Corporate Bank
$4,000,000	0.260%		07/05/11	$4,000,000
Norinchukin Bank
2,000,000	0.310		08/11/11	2,000,000
Sumitomo Mitsui Banking Corp.
1,000,000	0.300		07/05/11	1,000,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT				$14,000,000

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$106,515,400

Repurchase Agreements(c) – 29.9%
Barclays Capital, Inc.
$1,000,000	0.900	%(d)	04/24/12	$1,000,000
Maturity Value: $1,009,075
Settlement Date: 04/27/11
Collateralized by various corporate securities, 1.000% to 7.000%, due 05/01/14 to 12/15/37. The aggregate market value of the collateral, including accrued interest, was $1,100,302.
BNP Paribas Securities Corp.
2,000,000	0.140		07/01/11	2,000,000
Maturity Value: $2,000,008
Collateralized by a corporate issuer, 5.750%, due 09/28/11. The market value of the collateral, including accrued interest, was $2,100,000.
2,000,000	0.130		09/01/11	2,000,000
Maturity Value: $2,000,874
Settlement Date: 05/03/11
Collateralized by Federal Home Loan Mortgage Corp., 3.500% to 1055.563%, due 03/15/17 to 01/15/40, Federal National Mortgage Association, 0.000% to 6.500%, due 06/25/21 to 11/25/36, and Government National Mortgage Association, 5.500%, due 01/20/32. The aggregate market value of the collateral, including accrued interest, was $2,083,823.

1,000,000	0.745	(d)	03/16/12	1,000,000
Maturity Value: $1,005,672
Settlement Date: 06/13/11
Collateralized by various corporate securities, 5.875% to 10.500%, due 07/15/12 to 05/15/15. The aggregate market value of the collateral, including accrued interest, was $1,115,387.
Deutsche Bank Securities, Inc.
2,000,000	0.370		07/01/11	2,000,000
Maturity Value: $2,000,021
Collateralized by various corporate securities, 1.500% to 8.500%, due 10/15/11 to 12/31/49. The aggregate market value of the collateral, including accrued interest, was $2,200,074.
Joint Repurchase Agreement Account III
32,400,000	0.064		07/01/11	32,400,000
Morgan Stanley
2,000,000	1.272	(d)	05/03/12	2,000,000
Settlement Date: 05/05/11
Collateralized by various asset-backed obligations, 0.000% to 5.890%, due 10/20/14 to 12/20/49, and mortgage-backed obligations, 0.000% to 6.786%, due 08/25/22 to 02/12/51. The aggregate market value of the collateral, including accrued interest, was $2,499,999.

RBS Securities, Inc.
3,000,000	0.420		07/01/11	3,000,000
Maturity Value: $3,000,035
Collateralized by various mortgage-backed obligations, 0.466% to 1.055%, due 02/20/34 to 11/25/45. The aggregate market value of the collateral, including accrued interest, was $3,450,002.

TOTAL REPURCHASE AGREEMENTS				$45,400,000

TOTAL INVESTMENTS – 100.0%				$151,915,400

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%				73,824

NET ASSETS – 100.0%				$151,989,224

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at June 30, 2011.

(b)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At June 30, 2011, these securities amounted to $7,499,813 or approximately 4.9% of net assets.

(c)	Unless noted, all repurchase agreements were entered into on June 30, 2011. Additional information on Joint Repurchase Agreement Account III appears on page 10.

(d)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be illiquid by the Investment Adviser. At June 30, 2011, these securities amounted to $4,000,000 or approximately 2.6% of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

The accompanying notes are an integral part of these financial statements.          9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments (continued)
June 30, 2011 (Unaudited)

Investment Abbreviations:
FHLB	—	Insured by Federal Home Loan Bank
FHLMC	—	Insured by Federal Home Loan Mortgage Corp.
FNMA	—	Insured by Federal National Mortgage Association
GNMA	—	Insured by Government National Mortgage Association
GO	—	General Obligation
LOC	—	Letter of Credit
MF Hsg.	—	Multi-Family Housing
RB	—	Revenue Bond
RMKT	—	Remarketed
SF Hsg	—	Single-Family Housing
SPA	—	Stand-by Purchase Agreement
TRANS	—	Tax Revenue Anticipation Notes
VRDN	—	Variable Rate Demand Notes

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT III — At June 30, 2011, the Fund had an undivided interest in the Joint Repurchase Agreement Account III which equaled $32,400,000 in principal amount and had a maturity value of $32,400,058.

REPURCHASE AGREEMENTS

	Interest	Principal
Counterparty	Rate	Amount

Barclays Capital, Inc.	0.010%	$1,768,881
BNP Paribas Securities Corp.	0.080	3,832,575
Citibank, N.A.	0.080	1,474,067
Citigroup Global Markets, Inc.	0.080	2,004,732
Deutsche Bank Securities, Inc.	0.060	1,356,142
UBS Securities LLC	0.060	17,806,733
Wells Fargo Securities LLC	0.080	4,156,870

TOTAL		$32,400,000

At June 30, 2011, the Joint Repurchase Agreement Account III was fully collateralized by:

	Interest	Maturity
Issuer	Rates	Dates

Federal Farm Credit Bank	0.115%	01/28/13
Federal Home Loan Mortgage Corp.	0.070 to 6.50%	01/25/12 to 06/01/41
Federal National Mortgage Association	0.270 to 7.00%	11/23/12 to 02/01/48
Government National Mortgage Association	3.500 to 5.500%	05/15/25 to 05/20/41

The aggregate market value of the collateral, including accrued interest, was $33,267,639.

10          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement of Assets and Liabilities
June 30, 2011 (Unaudited)

Assets:

Investments in securities, at value based on amortized cost	$106,515,400
Repurchase agreements, at value based on amortized cost	45,400,000
Cash	96,468
Receivables:
Reimbursement from investment adviser	52,338
Interest	42,522
Other assets	900

Total assets	152,107,628

Liabilities:

Payables:
Amounts owed to affiliates	29,245
Accrued expenses	88,453

Total liabilities	117,698

Net Assets:

Paid-in capital	151,989,930

NET ASSETS	$151,989,930

Total Service Shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	151,989,507
Net asset value, offering and redemption price per share	$1.00

The accompanying notes are an integral part of these financial statements.          11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement of Operations
For the Six Months Ended June 30, 2011 (Unaudited)

Investment Income:

Interest	$187,324

Expenses:

Distribution and Service fees	157,006
Management fees	128,745
Professional fees	68,118
Custody and accounting fees	39,866
Printing and mailing costs	21,822
Transfer Agent fees	12,560
Trustee fees	8,265
Other	4,158

Total expenses	440,540

Less — expense reductions	(256,921)

Net expenses	183,619

NET INVESTMENT INCOME	3,705

NET REALIZED GAIN FROM INVESTMENT TRANSACTIONS	948

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,653

12          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statements of Changes in Net Assets

	For the Six	For the Fiscal
	Months Ended	Year Ended
	June 30, 2011 (Unaudited)	December 31, 2010

From operations:

Net investment income	$3,705	$1,313
Net realized gain from investment transactions	948	2,913

Net increase in net assets resulting from operations	4,653	4,226

Distributions to shareholders:

From net investment income	(3,705)	(1,313)
From net realized gains	(948)	(8,391)
From capital	—	(1,451)

Total distributions to shareholders	(4,653)	(11,155)

From share transactions (at net asset value of $1.00 per share):

Proceeds from sales of shares	55,157,082	49,250,147
Reinvestment of distributions	4,653	11,155
Cost of shares redeemed	(26,537,219)	(69,236,185)

Net increase (decrease) in net assets resulting from share transactions	28,624,516	(19,974,883)

TOTAL INCREASE (DECREASE)	28,624,516	(19,981,812)

Net assets:

Beginning of period	123,365,414	143,347,226

End of period	$151,989,930	$123,365,414

The accompanying notes are an integral part of these financial statements.          13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

											Ratio of		Ratio of
	Net asset			Distributions		Net asset		Net assets	Ratio of		total		net investment
	value,	Net		from net		value,		end of	net expenses		expenses		income
	beginning	investment		investment		end	Total	period	to average		to average		to average
	of period	income(a)		income(b)		of period	return(c)	(in 000’s)	net assets		net assets		net assets

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2011	$1.00	$—	(d)	$—	(d)	$1.00	0.01%	$151,990	0.29	%(e)	0.70	%(e)	0.01	%(e)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2010	1.00	—	(d)	—	(d)	$1.00	0.01%	$123,365	0.33%		0.68%		—	%(f)

2009	1.00	0.002	(g)	(0.002	)(g)	$1.00	0.15%	$143,347	0.53%		0.77%		0.15%

2008	1.00	0.02		(0.02)		$1.00	2.25%	$194,871	0.63%		0.71%		2.27%

2007	1.00	0.05		(0.05)		$1.00	4.98%	$205,518	0.48%		0.71%		4.87%

2006(h)	1.00	0.05		(0.05)		$1.00	4.65%	$199,439	0.49%		0.71%		4.59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes reinvestment of all distributions. The Goldman Sachs Money Market Fund first began operations as the Allmerica Money Market Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio for the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006, is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(d)	Amount is less than $0.0001 per share.
(e)	Annualized.
(f)	Amount is less than 0.001% of average net assets.
(g)	Net investment income and distributions from net investment income contain $0.0002 of net realized capital gains and distributions from net realized gains.
(h)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Money Market Fund issued Service Shares to the former shareholders of the Predecessor AIT Fund.

The accompanying notes are an integral part of these financial statements.
14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements
June 30, 2011 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Money Market Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering one class of shares — Service Shares.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — It is the Fund’s policy to use the amortized-cost method permitted by Rule 2a-7 under the Act, which approximates market value, for valuing portfolio securities. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue, as an adjustment to interest income. Under procedures and tolerances established by the trustees, GSAM evaluates the difference between the Fund’s net asset value per share (“NAV”) based upon the amortized cost of the Fund’s securities and the NAV based upon available market quotations (or permitted substitutes) at least once a week.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

C. Expenses — Expenses incurred by the Fund, which may not specifically relate to the Fund, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Fund. Long-term capital gain distributions, if any, are declared and paid annually.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Fund’s capital accounts on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.
The amortized cost for the Fund stated in the accompanying Statement of Assets and Liabilities also represents aggregate cost for federal income tax purposes.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

E. Repurchase Agreements — The Fund may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during

          15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. Under these agreements, the Fund is permitted to deliver or re-pledge these securities.
Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund’s credit exposure is allocated to the underlying repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The following is a summary of the Funds’ investments categorized in the fair value hierarchy as of June 30, 2011. While assets are reported at amortized cost, the Levels below are based on valuation characteristics of the investments’ market value.

	Level 1	Level 2	Level 3

Assets
Corporate Obligations (including repurchase agreements)	$—	$107,943,279	$—
Municipal Debt Obligations	—	26,776,763	—
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	100,185	17,095,173	—

Total	$100,185	$151,815,215	$—

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee, accrued daily and paid

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. This fee is equal to an annual percentage rate of the Fund’s average daily net assets.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly and is equal to an annual percentage rate of the Fund’s average daily net assets.

D. Other Expense Agreements — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense reimbursements will remain in place through at least April 29, 2012, and prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the six months ended June 30, 2011, GSAM reimbursed approximately $140,000 to the Fund.

E. Total Fund Expenses — During the period ended June 30, 2011, Goldman Sachs, as distributor, agreed to waive a portion of distribution and service plan fees attributable to the Fund. These waivers may be modified or terminated at any time at the option of Goldman Sachs. The following table outlines such fees (net of waivers) and Other Expenses (net of reimbursements and custodian and transfer agent fee credit reductions) in order to determine the Fund’s net annualized expenses for the period. The Fund is not obligated to reimburse Goldman Sachs for prior fiscal year fee waivers, if any.

Ratio of net expenses to
average net assets
Fee/Expense Type	for the six months ended
(contractual rate, if any)	June 30, 2011*

Management Fee (0.205%)	0.21%
Distribution and Service Plan Fees (0.25%)	0.06
Transfer Agency Fee (0.02%)	0.02
Other Expenses	— (a)

Net Expenses	0.29%

*	Annualized
(a)	Amount is less than 0.005% of average net assets.

For the six months ended June 30, 2011, Goldman Sachs waived approximately $117,000 in distribution and service fees.
For the six months ended June 30, 2011, the amounts owed to affiliates of the Fund were approximately $24,000, $3,000, and $2,000 for management, distribution and service fees, and transfer agent fees, respectively.

F. Line of Credit Facility — As of June 30, 2011, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2011, the Fund did not have any borrowings under the facility.

          17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)
June 30, 2011 (Unaudited)

5. OTHER RISKS

Fund Shareholder Concentration Risk — Certain participating insurance companies, accounts or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may increase the Fund’s brokerage costs.

Interest Rate Risk — In a low interest rate environment, low yields on the Fund’s holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders. As a result, GSAM and/or Goldman Sachs may voluntarily agree to waive certain fees (such as distribution and service, transfer agency and management fees) which can fluctuate daily.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

6. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

7. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Money Market Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.
The Management Agreement was most recently approved for continuation until June 30, 2012 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2011 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	expense information for the Fund, including:

(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

          19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser and Goldman, Sachs & Co. (“Goldman Sachs”), the Fund’s affiliated distributor and transfer agent, to waive certain fees in order to maintain positive yields for the Fund and reimburse certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(l)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and compliance reports.
The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.
The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various portfolio management teams that had occurred in recent periods, the potential benefit to the Fund of recent increases in headcount at the Investment Adviser and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance
The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the Fund to its peers using the performance rankings and ratings compiled by the Outside Data Provider. The information on the Fund’s investment performance was provided for the one- and three-year periods ended December 31, 2010.
In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.
The Independent Trustees considered the Fund’s investment performance in light of its investment objective and credit parameters. They also considered the difficult yield environment in which the Fund operated throughout 2009 and 2010. They noted that despite volatility in the financial markets in 2009 and 2010, the Investment Adviser was able to maintain a stable net asset value and positive yield to meet the demand of the Fund’s investors through voluntary fee waivers and expense reimbursements.

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a five-year history, comparing the Fund’s expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.
In addition, the Trustees considered the Investment Adviser’s undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a certain specified level. They noted that the Investment Adviser and Goldman Sachs took a number of steps, including waiving management, distribution and service and transfer agency fees and reimbursing expenses, in order to maintain positive yields for the Fund. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Fund under the terms of the Management Agreement.
In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

          21

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability
The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2010 and 2009, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and noted that the Fund does not have management fee breakpoints. The Trustees also noted that the Investment Adviser had agreed to reduce the contractual management fee rate paid to the Fund in 2010. They considered the amount of assets in the Fund; the Fund’s recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other money market funds in the peer group; the Investment Adviser’s undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a certain amount; and the willingness of the Investment Adviser and Goldman Sachs to waive certain fees on a temporary basis in order to maintain positive Fund yields. They considered a report prepared by the Outside Data Provider, which surveyed money market funds’ management fee arrangements and use of breakpoints. The Trustees also considered the competitive nature of the money market fund business and the competitiveness of the fees charged to the Fund by the Investment Adviser. They also observed that the Fund’s level of profitability was lower as a result of fee waivers and “other expenses” reimbursements.

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Fund under the SEC exemptive orders permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of the fall-out benefits.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Fund and Its Shareholders
The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (f) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (g) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion
In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2012.

          23

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Fund Expenses — Six Month Period Ended June 30, 2011 (Unaudited)

As a shareholder of the Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2011 through June 30, 2011.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expense Paid
			for the
	Beginning	Ending	6 Months
	Account Value	Account Value	Ended
	01/01/11	06/30/11	06/30/11*
Actual	$1,000.00	$1,000.10	$1.44
Hypothetical 5% return	1,000.00	1,023.36 +	1.45

*	Expenses are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 0.29%.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

24

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York New York 10282

Visit our Web site at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio,which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Money Market Fund.

© 2011 Goldman Sachs. All rights reserved.
VITMMSAR11/57685.MF.MED.TMPL/8/2011

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	INVESTMENTS.

(a)	Schedules of Investments are included as part of the Semi-Annual Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		The information required by this Item is only required in an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.906CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)		Not applicable.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

/s/ James A. McNamara

By: James A. McNamara
Principal Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: August 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
Principal Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: August 24, 2011

/s/ George F. Travers
By: George F. Travers
Principal Financial Officer of
Goldman Sachs Variable Insurance Trust

Date: August 24, 2011